UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the
Registrant
☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
JOANN Inc.
(Name of Registrant as Specified in its Charter)
Not Applicable.
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY – SUBJECT TO COMPLETION

In accordance with Rule 14a-6(d) under Regulation 14A of the Securities Exchange Act of 1934, please be advised that JOANN Inc. intends to release definitive copies of this proxy statement to stockholders on or about May [15], 2023.

NOTICE OF 2023 ANNUAL MEETING OF

STOCKHOLDERS AND 2023 PROXY STATEMENT

TUESDAY, JUNE 27, 2023

1:00 PM, EASTERN TIME

JOANN Inc. | 5555 Darrow Road | Hudson, Ohio 44236

TO THE STOCKHOLDERS:

I invite you to attend JOANN Inc.’s 2023 Annual Meeting of Stockholders scheduled for Tuesday, June 27, 2023, at 1:00 p.m., Eastern Time (the “Annual Meeting”). This year’s Annual Meeting will be completely virtual, conducted electronically via live webcast. You will be able to attend the Annual Meeting and vote and submit your questions in advance of or during the Annual Meeting by registering to attend at www.proxydocs.com/JOAN. To participate in the Annual Meeting, you must have your control number shown on your Notice of Internet Availability of Proxy Materials or on your proxy card or voting instruction card if you receive the proxy materials by mail. We are enclosing the notice of meeting, proxy statement and form of proxy with this letter.

We are holding the Annual Meeting virtually this year to enable greater stockholder attendance and participation from any location around the world, improve meeting efficiency, communicate more effectively with our stockholders, and reduce the cost and environmental impact of the Annual Meeting.

The “Notice and Access” method of delivering proxy materials helps to reduce costs and protect the environment. Instead of receiving paper copies of our proxy materials, stockholders will receive a Notice of Internet Availability of Proxy Materials, which provides an internet address where you can access electronic copies of the proxy statement and our Annual Report on Form 10-K for the fiscal year ended January 28, 2023 and vote your shares. This website also has instructions for voting by phone and for requesting paper copies of the proxy materials and proxy card.

Your vote is important, and we want your shares to be represented at the Annual Meeting. Regardless of whether you plan to attend the virtual Annual Meeting, we hope you will vote as soon as possible. We encourage you to read the proxy statement and cast your vote promptly. You may vote in advance of the Annual Meeting by telephone or over the internet, or by completing, signing, dating and returning the enclosed proxy card or voting instruction card if you requested or received printed proxy materials.

We appreciate your continued confidence in and support of JOANN Inc.

Wade Miquelon

President, Chief Executive Officer

May [15], 2023

WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, PLEASE CAST YOUR VOTE PROMPTLY.

NOTICE OF THE 2023 ANNUAL MEETING OF STOCKHOLDERS

OF JOANN INC.

WHEN	WHERE	RECORD DATE

June 27, 2023 1:00 p.m., Eastern Time	The Annual Meeting will be held virtually via live webcast and can be accessed online by registering at www.proxydocs.com/JOAN	Stockholders of record at the close of business on May 1, 2023 are entitled to notice of, and to attend and vote during, the Annual Meeting

ITEMS OF BUSINESS

1	Election of two Class II director nominees to JOANN’s Board
•	Lily Chang
•	Marybeth Hays

2	Ratification of the appointment of Ernst & Young LLP as JOANN’s independent registered public accounting firm for the fiscal year ending February 3, 2024

3	Approval, on an advisory basis, of the compensation of JOANN’s Named Executive Officers

4	Approval of the amendment and restatement of the JOANN Inc. 2021 Equity Incentive Plan

5	Approval of February 2023 contingent stock option grants under the amended and restated JOANN Inc. 2021 Equity Incentive Plan

6	Approval of April 2023 contingent stock option grants under the amended and restated JOANN Inc. 2021 Equity Incentive Plan

7	Transaction of any other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting

PROXY VOTING OPTIONS FOR REGISTERED HOLDERS

(shares are held in your own name)

•	Over the Internet during the Annual Meeting at www.proxydocs.com/JOAN

•	By telephone 24/7 at 866-398-1288

•	Over the Internet 24/7 at www.proxydocs.com/JOAN

•	By mailing your completed proxy in the preaddressed envelope provided

•	By scanning the QR code with your mobile device

If your shares are held in “street name” with a broker or similar party, you have a right to direct that organization on how to vote the shares held in your account. You can vote by returning your voting instruction card, or by following the instructions for voting via telephone or the Internet, as provided by the broker or other organization. Street name holders may also vote online during the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by completing and returning your proxy card or voting instruction card promptly, or by voting by telephone or over the Internet, prior to the Annual Meeting to ensure that your shares will be represented.

VIRTUAL MEETING PARTICIPATION

Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.proxydocs.com/JOAN. The webcast will start at 1:00 p.m., Eastern Time. You will need the control number shown on your Notice of Internet Availability of Proxy Materials (or on your proxy card or voting instruction card if you receive printed proxy materials) to vote and submit questions in advance of or during the Annual Meeting.

Additional information on how you can attend and participate in the virtual Annual Meeting is set forth in “Annual Meeting and Voting Information,” beginning on page 66.

By Order of the Board of Directors,

Ann Aber

Senior Vice President, Chief Legal Officer & Secretary

May [15], 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 27, 2023.

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended January 28, 2023 are available at www.proxydocs.com/JOAN and https://investors.joann.com/.

The Notice of Annual Meeting of Stockholders, this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended January 28, 2023 and a proxy card or voting instruction card are being mailed to, or can be accessed online by, stockholders on or about May [15], 2023.

VOLUNTARY ELECTRONIC DELIVERY OF PROXY MATERIALS

We encourage our stockholders to enroll in voluntary e-delivery of future proxy materials. Electronic delivery is convenient and provides immediate access to these materials. This will help us save printing and mailing expenses and reduce our impact on the environment. Follow the simple instructions at https://investors.joann.com/.

PROXY STATEMENT

We are providing the enclosed proxy materials to you in connection with the solicitation by the Board of Directors (the “Board”) of JOANN Inc. (“JOANN,” the “Company,” “we,” “us” or “our”) of proxies to be voted at the Annual Meeting of Stockholders to be held on June 27, 2023 (the “Annual Meeting”). We began giving these proxy materials to our stockholders on May [15], 2023. JOANN is paying the costs of solicitation.

Proposal 1 Election of Two Class II Director Nominees to JOANN’s Board	4

Nominees for Election as Directors	4

Directors Continuing in Office	6
Further Information Concerning the Board of Directors	9

Composition of the Board of Directors	9

Attendance at Board Meetings	9

Communications With The Board	9

Stockholder Engagement	10

Director Independence and Controlled Company Exception	10

Board Leadership Structure	10

Committees of the Board	11

Director Nomination and Qualifications	12

Board Diversity Matrix	13

Director Nominations by Stockholders	13
Proposal 2 Ratification of the Appointment of Ernst & Young LLP as JOANN’S Independent Registered Public Accounting Firm for the Fiscal Year Ending February 3, 2024	14

Fees Paid to Independent Registered Public Accounting Firm	14

Policy and Procedures for Pre-Approval of Non-Audit Services by Outside Auditors	14
Report of the Audit Committee	15
Proposal 3 Approval, on an advisory basis, of the Compensation of JOANN’s Named Executive Officers	16
Proposal 4 Approval of the Amendment and Restatement of the JOANN Inc. 2021 Equity Incentive Plan	17
Proposal 5 Approval of February 2023 Contingent Stock Option Grants Under the Amended and Restated JOANN Inc. 2021 Equity Incentive Plan	29
Proposal 6 Approval of April 2023 Contingent Stock Option Grants Under the Amended and Restated JOANN Inc. 2021 Equity Incentive Plan	33
Compensation Discussion and Analysis	37

Introduction	37

Executive Summary	37

Fiscal 2023 Named Executive Officer Compensation Program	38

i

ii

Corporate Governance Highlights

We believe that good governance is integral to achieving long-term stockholder value. We are committed to governance policies and practices that serve the interests of the Company and our stockholders. Highlights of our ongoing commitment to good corporate governance include:

Corporate Governance Guidelines

Code of Business Conduct & Ethics

Annual Board and Committee Self-Assessments

Peer Group Compensation Market Assessment

Committee Charters

Board Diversity

Independent Compensation Consultant

Active Board Oversight of Strategy and Business Initiatives

Our Code of Business Conduct & Ethics (“Code of Ethics”) applies to all directors, officers (including our principal executive officer, principal financial officer and principal accounting officer) and team members. Our Code of Ethics is a “code of ethics” as defined in Item 406(b) of Regulation S-K of the Securities Exchange Act of 1934 (the “Exchange Act”). In the event that we amend or waive certain provisions of our Code of Ethics applicable to our principal executive officer, principal financial officer or principal accounting officer that requires disclosure under applicable SEC rules, we intend to disclose the same on our website.

The Code of Ethics and Corporate Governance Guidelines are available on our website at www.joann.com under Investor Relations.

Risk Oversight

Our Board has extensive involvement in the oversight of risk management related to us and our business and at times, may delegate some of these responsibilities to committees of the Board. The Audit Committee oversees financial, legal and compliance matters, as well as the Internal Audit and Enterprise Risk Management functions. Internal Audit has completed its annual assessment of enterprise risks, which have been reported to the Audit Committee, and has identified stakeholders and initiatives for each key risk as well as a process to report out and update on these risks to the Audit Committee and the Board.

Additionally, our Audit Committee meets quarterly with our Chief Financial Officer and our independent auditors, and receives regular updates regarding our management’s assessment of risk exposures including liquidity, credit and operational risks and the process in place to monitor such risks and review results of operations, financial reporting and assessments of internal controls over financial reporting.

Corporate Social Responsibility

At JOANN, we recognize that our operations have the ability to impact, both positively and negatively, the environment and communities where we do business. As a result, we work every day to be a better corporate citizen than the day before and are committed to creating a more sustainable future. This commitment drives our ongoing efforts to develop and implement a robust environmental, social and corporate governance (“ESG”) strategy.

To address this impact and position JOANN to mitigate short-term and long-term ESG risks, we launched our EVERGREEN strategy during the fiscal year ended January 28, 2023 (“fiscal 2023”). This strategy supports JOANN’s mission and vision of inspiring creativity and helping our Team Members and customers find their happy place by connecting the services and products we provide with sustainability and corporate responsibility.

Our EVERGREEN strategy is driven by our Board, our Chairman and Chief Executive Officer, and a broad collection of Team Members who see sustainability and corporate responsibility as an integral part of our long-term success. Our Board receives biannual updates on our EVERGREEN strategy and Board committees have oversight responsibility for various areas of our ESG strategy.

The cross-functional teams that support our EVERGREEN strategy are made up of Team Members from all levels of the organization with an interest in and/or responsibility for various business areas that provide potential risk or opportunities in relation to material ESG concerns, including, but not limited to: corporate communications, facilities management, human resources, information technology, internal audit, legal, sourcing and packaging, and transportation.

1

Fiscal 2023 Corporate Responsibility Impact Report

In fiscal 2023, we issued our first Corporate Responsibility Impact Report (the “Impact Report”) utilizing the Sustainability Accounting Standards Board (“SASB”) framework. This report outlines our EVERGREEN strategy in full detail and provides information on how JOANN is performing on critical ESG-related efforts operationalized into several workstreams, including:

•	Team Members – which focuses on creating an environment where all Team Members can be their authentic selves and contribute at their highest level;

•

Love for Our Planet – which focuses on powering reusability with customers to tie environmental responsibility to our greater purpose, and minimizing our carbon footprint throughout our value chain; and

•	Care for Our Communities – which focuses on appealing to, inspiring, and supporting our diverse customer base and communities.

Team Members

At JOANN, our more than 20,000 Team Members are among our greatest assets, and recruiting, developing, and retaining diverse, high-quality Team Members is critical to our ability to achieve our short and long-term corporate objectives. Our Impact Report includes detailed descriptions of our approach to training, compensation and benefits, Team Member health, safety and wellbeing, and Team Member diversity and inclusion.

Love for Our Planet

At JOANN, working to become an even better corporate citizen means placing an increased focus on environmental sustainability throughout our value chain, including identifying opportunities to address our carbon footprint through energy management practices. In fiscal 2023, we completed our first-ever Scope 1 and 2 greenhouse gas (“GHG”) emissions inventory utilizing the GHG Protocol methodology.

Additionally, we recognize that our products, and the packaging they come in, represent a significant opportunity to take meaningful, sustainable action. With this in mind, a critical component of our sustainable journey is continually finding and adopting more responsible methods for sourcing and packaging of our products. This includes making use of third-party certifications to help ensure products are produced as responsibly as possible, following a series of sustainable packaging principles, and evaluating ways to manage our own waste streams.

Care for Our Communities

With stores, Team Members and partners spread around the nation and the world, we believe that JOANN can have a positive impact on the places where we do business. For nearly 80 years, JOANN has been committed to supporting the communities where we do business and helping to create a better world. JOANN shares with our customers a commitment to giving back, and we are proud of our efforts to support communities through charitable partnerships with national fundraising campaigns and inspired giving through product donations and employee volunteering.

Additionally, we are incredibly proud of the diverse communities where we do business and believe it is our responsibility to support those who are underrepresented in our industry. To this end, we invest directly in efforts to celebrate and enhance diverse creators and communities through our Minority Grant Program which provides grants, paid teaching opportunities, visibility on JOANN platforms and marketing support to diverse content creators. We have also focused on the diversification of our product assortment and marketing materials to ensure that customers are represented in our offerings and can see themselves reflected in our promotional content.

Future Reporting

In support of our on-going EVERGREEN strategy, we are building on the initial Impact Report by conducting an ESG Issue Prioritization Process. This effort consists of three inter-related efforts, including:

1.	A Climate Risk Assessment utilizing the Taskforce on Climate-related Financial Disclosures (TCFD) framework to identify material climate-related risks;

2.	A Scope 3 GHG emissions screening exercise to assess data availability and preliminary material emissions categories; and

3.	A broader ESG materiality assessment to identify what matters to our business operations and external stakeholders.

2

These efforts are currently underway to support our overall EVERGREEN strategy and the development of our next Impact Report. Additionally, we expect that these initiatives will help us prepare for the potential implementation of the proposed Securities and Exchange Commission (“SEC”) rules on climate disclosure, potential reporting aligned with the Global Reporting Initiative (“GRI”), and other efforts as appropriate.

Board of Directors

The Board currently consists of seven qualified directors with skills we believe are aligned to our business and strategy. The table below sets forth information with respect to our Board as of the record date.

Name	Age	Class	Director Since	Year Current Term Expires

Wade Miquelon	58	I	2019	2025

Darrell Webb	65	I	2006	2025

Lily Chang	58	II	2018	2023

Marybeth Hays	54	II	2021	2023

Anne Mehlman	42	III	2021	2024

Jonathan Sokoloff	65	III	2011	2024

Brian Coleman	30	III	2022	2024

In accordance with our Amended and Restated Certificate of Incorporation, effective March 16, 2021 (the “Certificate of Incorporation”), our Board is divided into three classes with staggered three-year terms. Each of the current Class II directors has been nominated for election at the Annual Meeting as further described under “Nominees for Election as Directors” below.

3

PROPOSAL 1

ELECTION OF TWO CLASS II DIRECTOR NOMINEES TO JOANN’S BOARD

Director nominees are elected by a plurality of the votes cast by holders of the shares of our common stock entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present. This means that the two director nominees who receive the most affirmative votes (among votes properly cast at the Annual Meeting or by proxy) will be elected to the Board at the Annual Meeting.

✔	The Board recommends that you vote FOR the election of each of the Class II director nominees named below, and your proxy will be so voted unless you specify otherwise.

Information regarding the director nominees and other directors is set forth below. Ages are as of May 1, 2023. With respect to our directors, each biography contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the past five years, information regarding involvement in certain legal or administrative proceedings and the experience, qualifications, attributes or skills that caused our Board to determine that the person should serve as a director of the Company. Committee memberships reflect anticipated committee composition effective as of the Annual Meeting. The criteria considered and process undertaken by our Nominating and Corporate Governance Committee in recommending qualified director candidates is described under “Further Information Concerning the Board—Director Nomination and Qualifications.”

Nominees for Election as Directors

In accordance with the recommendation of our Nominating and Corporate Governance Committee, the Board has nominated the following individuals for election as Class II directors. Each Class II director nominee currently serves as a Class II director whose term expires at the Annual Meeting. If elected, each nominee will serve for a three-year term expiring at our annual meeting of stockholders in 2026 or until her successor is duly elected and qualified.

Each Class II director nominee has agreed to serve as a Class II director if elected, and each Class II director nominee has expressed her intention to serve the entire term. If any nominee becomes unavailable to serve before the Annual Meeting, the Board may designate a substitute nominee and the persons named as proxies may, in their discretion, vote your shares for the substitute nominee. Alternatively, the Board may reduce the number of directors to be elected at the Annual Meeting. Unless otherwise directed, the proxy holders named in the proxy you submit intend to vote “FOR ALL” to elect each Class II director nominee to the Board.

4

Class II Nominees (For Terms Expiring in 2026)

Lily Chang
Board Member Since: 2018 Age: 58 Committees: Compensation, Nominating and Corporate Governance

Lily has served as a member of our Board since May 2018. Ms. Chang is a Senior Advisor at Leonard Green & Partners, L.P. (“LGP”), a private equity investment firm, which she joined in 2004. Previously, Ms. Chang was LGP’s Chief Portfolio Services Officer, where she led LGP’s collaborative efforts with portfolio company management teams. From 2003 to 2004, she worked at Nissan Motor Acceptance Corporation, an automotive company, in strategy and planning roles. Prior to Nissan, Ms. Chang was a partner with eCompanies Venture Group, a venture capital firm. In addition, Ms. Chang has held finance and management positions with The Walt Disney Company, an entertainment and media company, and The Procter & Gamble Company, a consumer goods corporation. Ms. Chang also holds the CERT Certificate in Cybersecurity Oversight.

Ms. Chang also serves on the board of directors of Big Five Sporting Goods Corporation.

Ms. Chang was selected to our Board because of her particular knowledge and experience in accounting and finance, supply chains, strategic planning and leadership of complex organizations and retail businesses.

Marybeth Hays
Board Member Since: 2021 Age: 54 Committees: Audit

Marybeth has served as a member of our Board since March 2021. From October 2009 until February 2019, Ms. Hays held various roles of increasing P&L responsibility at three of the four operating divisions of Walmart Inc., a retail corporation, including most recently as Executive Vice President of Consumables and Health & Wellness for Walmart U.S., and as Chief Merchandising, Marketing, and Supply Chain officer for Walmart China from 2015 to 2017. Prior to Walmart, Ms. Hays was Merchandising Vice President at Lowe’s Companies, Inc., a retail company specializing in home improvement, from 2001 to 2009. From 1993 to 2000, Ms. Hays worked in brand management roles through Vice President of Marketing at Hanesbrands Inc., a clothing company.

Ms. Hays also serves as a Trustee at Wake Forest University and is a member of the board of directors of Leapfrog Brands, Decowraps, and Affordable Care Inc., and is an advisor to Pocket Naloxone Corp. Ms. Hays has also been a retained executive-in-residence with Kearney, a global management consulting firm, since 2019, as well as working directly with other clients through her company, Hays Advising LLC, a corporate consulting firm.

Ms. Hays was selected to our Board because of, among other things, her particular knowledge and experience in strategic planning, consumer goods and leadership of complex organizations and global retail businesses.

5

Directors Continuing in Office

The following directors will continue to serve as members of the Board after the Annual Meeting.

Class I Directors (Terms Expiring in 2025)

Wade Miquelon President, Chief Executive Officer and Chairman of the Board
Board Member Since: 2019 Age: 58 Committees: None

Wade has served as our President, Chief Executive Officer and a member of the Board since February 2019. He previously served as our Executive Vice President, Chief Financial Officer beginning April 2016 and as our interim President and Chief Executive Officer from October 2018 to February 2019. Previously, Mr. Miquelon served as Chief Financial Officer and Executive Vice President of Walgreens Boots Alliance, Inc. (“Walgreens”), a global pharmacy and wellbeing company, beginning in 2009, and later took on the additional responsibility as President, International, beginning in 2012 until 2014. Prior to his tenure at Walgreens, Mr. Miquelon served as Executive Vice President, Chief Financial Officer of Tyson Foods, Inc., a multinational protein-focused food company. Prior to that, Mr. Miquelon spent 15 years as an executive at The Procter & Gamble Company, a consumer goods corporation, and was based in Europe, Asia and the United States. In 2018, without admitting or denying any of the allegations, Mr. Miquelon consented to the issuance of an SEC order relating to his tenure at Walgreens providing that he cease and desist from committing or causing any violation or future violations of Section 17(a)(2) of the Securities Act and pay a civil monetary penalty of $160,000. The suit was brought against Walgreens and certain of its executives, including Mr. Miquelon. The order related to actions taken prior to 2015 and did not bar Mr. Miquelon from serving as an officer or director of a public company.

Mr. Miquelon currently is a board member of Acadia Healthcare Company, Inc. and a trustee of National 4-H Council. He previously served on the boards of Alliance Boots, Lyric Opera and Chicago Shedd Aquarium.

Mr. Miquelon was selected to our Board because of, among other things, his extensive knowledge and experience with our business and his role as our chief executive officer.

Darrell Webb Former Chairman of the Board
Board Member Since: 2006 Age: 65 Committees: Audit, Nominating and Corporate Governance

Darrell has served as a member of our Board since July 2006, serving as Chairman of the Board from July 2006 through October 2014. From July 2006 to January 2010, Mr. Webb also served as our President and Chief Executive Officer, and from January 2010 to August 2011, as Chief Executive Officer of our Company. Prior to joining the Company, he was President of Fred Meyer Stores, a division of The Kroger Company, a grocery retailer, from 2002 until 2006, and President of Kroger’s quality food center division from 1999 to 2002. Subsequent to JOANN, Mr. Webb served as Chairman of the board and Chief Executive Officer of The Sports Authority, Inc., a sports retailer, from 2011 to 2013, and served as Chief Executive Officer of Guitar Center Inc., a music retailer, from 2014 to September 2016. Mr. Webb also served on the board of directors of Les Schwab Tires from January 2017 to November 2020.

Mr. Webb was selected to our Board because of, among other things, his extensive knowledge and background in retail, including with the Company.

6

Class III Directors (Terms Expiring in 2024)
Anne Mehlman
Board Member Since: 2021 Age: 42 Committees: Audit

Anne has served as a member of our Board since March 2021. Since 2018, Anne has served as the Executive Vice President and Chief Financial Officer of Crocs, Inc., a manufacturer and retailer of branded footwear. Ms. Mehlman had previously worked at Crocs, Inc. as Vice President of Corporate Finance from 2011 to 2016. After leaving Crocs, Inc. in 2016, she served as Chief Financial Officer of Zappos.com, Inc., an online shoe retailer owned by Amazon.com, until 2018. Prior to that, Ms. Mehlman was Division Finance Director at RSC Holdings, Inc., an equipment rental company (acquired by United Rentals, Inc.). Prior to her time at RSC Holdings, Inc., Ms. Mehlman also held various financial roles at Corporate Express, Inc., an office supply retailer (acquired by Staples, Inc.), and Lockheed Martin Corporation, an aerospace, arms defense, information security and technology corporation.

Ms. Mehlman was selected to our Board due to her particular knowledge and experience in accounting and finance, strategic planning and leadership of complex organizations and retail businesses.

Jonathan Sokoloff
Board Member Since: 2011 Age: 65 Committees: None

Jonathan has served as a member of our Board since March 2011. Mr. Sokoloff is currently a Managing Partner of LGP, which he joined in 1990. Before joining LGP, he was a Managing Director in investment banking at Drexel Burnham Lambert, a former multinational investment bank.

Mr. Sokoloff also serves on the board of directors of Advantage Solutions, Inc., The Container Store Group, Inc., Jetro Cash & Carry, Inc., Shake Shack, Inc., Mariner Wealth Advisors, Rival Manufacturing Company and Union Square Hospitality Group, LLC. He previously served on various boards of directors, including J. Crew Group, Inc., Topshop/Topman Holdings, Ltd. and Signet Jewelers Ltd. Mr. Sokoloff serves as a trustee of Williams College and the Los Angeles County Museum of Art.

Mr. Sokoloff was selected to our Board because he possesses particular knowledge and experience in accounting, finance and capital structure, strategic planning processes and board practice of other major corporations.

7

Brian Coleman
Board Member Since: 2022 Age: 30 Committees: Compensation, Nominating and Corporate Governance

Brian has served as a member of our Board since June 2022. Mr. Coleman is a Vice President of LGP, which he joined in 2017. Prior to LGP, Mr. Coleman worked at Kainos Capital and Barclays in Associate and Analyst roles.

Mr. Coleman also serves on the board of directors of The Shade Store, LLC.

Mr. Coleman was selected to our Board because of, among other things, his particular knowledge and experience in accounting, finance and capital structure, strategic planning and leadership of complex organizations, retail businesses and board practices of other corporations.

8

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

Composition of the Board of Directors

Pursuant to the Amended and Restated Stockholders Agreement, by and among affiliates of LGP, certain of our directors and executive officers, certain other existing stockholders and the Company (the “Stockholders Agreement”), LGP is entitled to designate individuals to be included in the slate of nominees recommended by our Board for election to our Board. So long as LGP owns, in the aggregate, (1) at least 50% of the total outstanding shares of our common stock owned by it immediately following the consummation of our initial public offering, LGP will be entitled to nominate five directors, (2) less than 50%, but at least 40%, of the total outstanding shares of our common stock owned by it immediately following the consummation of our initial public offering, LGP will be entitled to nominate four directors, (3) less than 40%, but at least 30%, of the total outstanding shares of our common stock owned by it immediately following the consummation of our initial public offering, LGP will be entitled to nominate three directors, (4) less than 30%, but at least 20%, of the total outstanding shares of our common stock owned by it immediately following the consummation of our initial public offering, LGP will be entitled to nominate two directors, (5) less than 20%, but at least 10%, of the total outstanding shares of our common stock owned by it immediately following the consummation of our initial public offering, LGP will be entitled to nominate one director, and (6) less than 10% of the total outstanding shares of our common stock owned by it immediately following the consummation of our initial public offering, LGP will not be entitled to nominate a director.

Pursuant to the Stockholders Agreement, LGP has been deemed to have nominated five directors, Ms. Chang, Mr. Sokoloff, Mr. Coleman, Mr. Miquelon and Mr. Webb, to our Board.

In accordance with our Certificate of Incorporation and the Stockholders Agreement, our Board is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to the directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election. Our directors are divided among three classes as follows:

•	the Class I directors are Wade Miquelon and Darrell Webb, and their terms will expire at the annual meeting of stockholders to be held in 2025;

•	the Class II directors are Lily Chang and Marybeth Hays, and their terms will expire at the Annual Meeting; and

•	the Class III directors are Brian Coleman, Jonathan Sokoloff and Anne Mehlman, and their terms will expire at the annual meeting of stockholders to be held in 2024.

Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our Board may have the effect of delaying or preventing changes in control of our Company.

Pursuant to the terms of the Stockholders Agreement, directors nominated by LGP may only be removed at the request of LGP in accordance with the Amended and Restated Bylaws (“Bylaws”) of the Company then in effect. In all other cases and at any other time, directors may only be removed for cause by the affirmative vote of the holders of at least a majority of our common stock.

Attendance at Board Meetings

Our Board held seven meetings during fiscal 2023. All of our directors attended more than 75% of the meetings held during fiscal 2023 of the Board and committees on which they served. We expect our directors to make reasonable efforts to attend annual meetings of stockholders, including the Annual Meeting.

Communications With The Board

You may communicate with the Chairman of the Board, any chairperson of a Board committee, or the non-management or independent members of the Board by addressing such communications to the intended recipient by name or position in care of: JOANN Inc., Attn: Chief Legal Officer, 5555 Darrow Road, Hudson, OH 44236. The Chief Legal Officer will forward such communications to the appropriate party. All communications are reviewed by the Chief Legal Officer and are forwarded to the appropriate director(s) except those communications that are clearly unrelated to the duties and responsibilities of the Board or that are abusive, repetitive, in bad taste or that present safety or security concerns may be handled differently. Communications we receive that relate to accounting, internal accounting controls or auditing matters will be referred to the Audit Committee unless the communication is directed otherwise. You may communicate anonymously and/or confidentially.

9

Stockholder Engagement

We welcome the opportunity to engage with our stockholders to inform, solicit feedback and understand their perspectives on strategy and performance, governance and other matters of mutual interest and importance. Over the last year, members of our senior management, investor relations and corporate governance teams participated in numerous outreach activities with analysts and institutional investors, including investor conferences and small-group and one-on-one meetings and conference calls. We offer stockholders several ways to communicate with the Company and members of the Board, including through our investor relations website, our quarterly earnings webcasts and our Annual Meeting.

Director Independence and Controlled Company Exception

Our Board has affirmatively determined that Marybeth Hays, Anne Mehlman and Darrell Webb are independent directors under the rules of The Nasdaq Stock Market LLC (“Nasdaq”). Lily Chang, Jonathan Sokoloff and Brian Coleman are not independent directors under Nasdaq listing rules. In addition, Wade Miquelon, our President, Chief Executive Officer and Chairman of the Board, is not considered independent under the Nasdaq listing rules.

Ms. Chang and Mr. Coleman each serve on both of our Compensation Committee and our Nominating and Corporate Governance Committee, pursuant to the exemptions permitted for a “controlled company” under the Nasdaq listing rules, as described below.

We are a “controlled company” within the meaning of Nasdaq’s corporate governance standards. Under these rules, a “controlled company” may elect not to comply with certain corporate governance standards, including the requirements:

•	that a majority of our Board consist of independent directors;

•	that our Board have a Nominating and Corporate Governance Committee that is composed entirely of independent directors;

•	that our Board have a Compensation Committee that is composed entirely of independent directors; and

•	for an annual performance evaluation of the Nominating and Corporate Governance Committee and Compensation Committee.

We utilize all of the exemptions listed above. As a result, we do not have a majority of independent directors and our Nominating and Corporate Governance Committee and Compensation Committee do not consist entirely of independent directors and such committees are not subject to annual performance evaluations. Accordingly, our stockholders do not have the same protections afforded to stockholders of companies that are subject to all of Nasdaq’s corporate governance requirements. In the event that we cease to be a “controlled company” and our common stock continues to be listed on Nasdaq, we will be required to comply with these provisions within the applicable transition periods.

Board Leadership Structure

Our Board combined the roles of Chairman of the Board and Chief Executive Officer. These positions are held by Wade Miquelon, as our President and Chief Executive Officer. The Board has determined that combining these positions will serve the best interests of the Company and its stockholders. The Board believes that the Company’s Chief Executive Officer is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the consideration and execution of strategy. The Board believes that the combined position of Chairman and Chief Executive Officer promotes the development of policies and plans, and facilitates information flow between management and the Board, which is essential to effective governance. The Board does not currently have a lead independent director.

10

Committees of the Board

The Board has three standing committees: the Audit Committee; the Compensation Committee; and the Nominating and Corporate Governance Committee. The committee memberships noted below reflect the members of each committee as of May 1, 2023.

  Audit Committee

Anne Mehlman, Marybeth Hays and Darrell Webb are members of the Audit Committee. Ms. Mehlman serves as the chairperson. Each member of the Audit Committee qualifies as an independent director under the Nasdaq corporate governance standards and independence requirements of Rule 10A-3 of the Exchange Act. Our Board has determined that Ms. Mehlman qualifies as an “audit committee financial expert” within the meaning of regulations adopted by the SEC.

The charter for the Audit Committee is available at https://investors.joann.com/corporate-governance/governance-overview. Under its charter, the Audit Committee is responsible for, among other matters:

•

reviewing the results of the annual audit, accounting principles used in financial reporting, internal auditing procedures, the adequacy of our internal control procedures and the quality and integrity of our financial statements;

•	appointing and reviewing the qualifications and independence of our independent registered public accounting firm;

•	preparing the report required by the SEC for inclusion in our annual proxy statement;

•	approving audit and non-audit services and fees; and

•	investigating matters related to audit functions.

The Audit Committee held eight meetings in fiscal 2023.

  Compensation Committee

Lily Chang and Brian Coleman are members of the Compensation Committee.

The charter of the Compensation Committee is available at https://investors.joann.com/corporate-governance/governance-overview. Under its charter, the Compensation Committee is responsible for, among other matters:

•	reviewing and approving matters involving executive and director compensation;

•	recommending changes in employee benefit programs;

•	authorizing equity and other incentive arrangements;

•	reviewing compensation disclosures and preparing Compensation Committee reports to be included our annual proxy statement;

•	reviewing and considering say-on-pay compensation advisory and risk management matters; and

•	authorizing the Company to enter into employment and other employee related agreements.

As described above, we are a “controlled company” within the meaning of Nasdaq’s corporate governance standards due to LGP’s current level of ownership of the Company. Under the Nasdaq listing rules, the Compensation Committee is permitted to avail itself of certain exemptions available to controlled companies and may from time to time delegate authority over certain executive compensation matters to a subcommittee or to one or more Company officers. The Compensation Committee held four meetings in fiscal 2023.

  Nominating and Corporate Governance Committee

Lily Chang, Darrell Webb and Brian Coleman are members of the Nominating and Corporate Governance Committee.

The charter of the Nominating and Corporate Governance Committee is available at https://investors.joann.com/corporate-governance/governance-overview. Under its charter, the Nominating and Corporate Governance Committee is responsible for, among other matters:

•	assisting our Board in identifying individuals qualified to become Board members, consistent with criteria approved by our Board and in accordance with the terms of the Stockholders Agreement;

•	making recommendations for nominees for committees;

11

•	overseeing the evaluation of the Board and management; and

•	developing, recommending to the Board and reviewing our corporate governance principles.

The Nominating and Corporate Governance Committee held three meetings in fiscal 2023.

Director Nomination and Qualifications

Our Bylaws provide that director nominations may be made by, or at the direction of, the Board. The Nominating and Corporate Governance Committee is charged with identifying potential Board members and recommending qualified individuals to the Board for its consideration. The Nominating and Corporate Governance Committee is authorized to employ third-party search firms to identify potential candidates. In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee considers, among other things:

•	personal and professional integrity, ethics and values;

•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•	strong finance experience;

•	relevant social policy concerns;

•	experience in the retail industry;

•	experience as a board member of another publicly held company;

•	relevant academic expertise or other proficiency in an area of the Company’s operations;

•	diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members;

•	diversity of background and perspective, including, but not limited to, age, gender, race and specialized experience;

•	practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and

•	any other relevant qualifications, attributes or skills.

In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board. The Nominating and Corporate Governance Committee also considers whether individuals satisfy the independence criteria set forth in the Nasdaq listing rules, together with any special criteria applicable to service on various standing committees of the Board.

The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, however, our Board and the Nominating and Corporate Governance Committee believe it is desirable that Board members represent diversity of gender, race and national origin, as well as diversity of viewpoints, background, experience and demographics.

The Nominating and Corporate Governance Committee generally identifies nominees by first assessing whether the current members of the Board continue to provide the appropriate mix of knowledge, skills, judgment, experience, diversity, differing viewpoints and other qualities necessary to the Board’s ability to oversee and guide the business and affairs of the Company. When the Nominating and Corporate Governance Committee seeks new candidates for director roles, it seeks individuals with qualifications that will complement the experience, skills and perspectives of the other members of the Board.

Candidates for nomination to the Board may be suggested by current directors, management, stockholders or a third-party search firm engaged to assist with director recruitment. Lily Chang, who is standing for election as a Class II director nominee at the Annual Meeting, was recommended to the Nominating and Corporate Governance Committee by LGP.

12

Board Diversity Matrix

The Nominating and Corporate Governance Committee recognizes that a diverse set of viewpoints and practical experiences enhances the effectiveness of our Board in assessing the challenges and opportunities impacting our business and helping management achieve better outcomes. In evaluating candidates, the Nominating and Corporate Governance Committee considers how a candidate’s particular background, experience, qualifications, attributes and skills may complement, supplement or duplicate those of other prospective candidates. The following table is presented in accordance with the requirements of, and in the format prescribed by, Nasdaq Rule 5606.

Board Diversity Matrix (as of May 1, 2023)

Total Number of Directors	7

	Female	Male	Non-Binary	Did Not Disclose

Part I: Gender Identity

Directors	3	4	0	0

Part II: Demographic Background

African American or Black	0	0	0	0

Alaskan Native or Native American	0	0	0	0

Asian	1	0	0	0

Hispanic or Latinx	0	0	0	0

Native Hawaiian or Pacific Islander	0	0	0	0

White	2	4	0	0

Two or More Races or Ethnicities	0	0	0	0

LGBTQ+	0

Did Not Disclose Demographic Background	0

Director Nominations by Stockholders

Our Nominating and Corporate Governance Committee will consider candidates for nomination recommended by our stockholders and will evaluate candidates using the same process and criteria as candidates identified by the Nominating and Corporate Governance Committee. Stockholder nominations should be submitted in writing to the Nominating and Corporate Governance Committee, c/o our Corporate Secretary, JOANN, 5555 Darrow Road, Hudson, OH 44236. The full name and address of the proposed candidate, a description of the proposed candidate’s qualifications and any other relevant biographical information should be included in the nomination. The stockholder is required to provide the information about itself and the proposed nominee(s) as indicated in our Bylaws.

Advance Notice Bylaw. The advance notice provision of our Bylaws requires stockholders who nominate candidates to deliver written notice to the Secretary of JOANN not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting of stockholders. If the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder, to be timely, must be so delivered, or mailed and received, not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made. The advance notice provision requires the stockholder to submit specific information concerning itself and the proposed nominee, including, but not limited to, ownership information, name and address, and appropriate biographical information about and qualifications of the proposed nominee.

The presiding officer of the meeting may refuse to acknowledge a nomination not made in compliance with these requirements. Similar procedures prescribed by the Bylaws are also applicable to stockholders who bring any other business before an annual meeting of the stockholders. See “Submission of Future Stockholder Proposals,” beginning on page 70.

13

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS JOANN’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 3, 2024

The Audit Committee has appointed Ernst & Young LLP, an independent registered public accounting firm, to audit JOANN’s financial statements for the fiscal year ending February 3, 2024. Ernst & Young LLP and its predecessors have served as our independent registered public accounting firm since 2002. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The Audit Committee has asked the Board to submit to stockholders a proposal to ratify the appointment of Ernst & Young LLP.

Fees Paid to Independent Registered Public Accounting Firm

The following table presents fees for professional audit services rendered by Ernst & Young LLP for fiscal 2023 and fiscal 2022.

	2023	2022
	(in thousands)

Audit fees(1)	$2,123,000	$1,198,000

Audit-related fees(2)	$31,000	$24,100

Tax fees(3)	$61,800	$79,855

All other fees	—	—

Total Fees	$2,215,800	$1,301,985

(1)

The audit fees for both 2023 and 2022 were for professional services rendered for the audits of the Company’s annual consolidated financial statements and the review of its quarterly financial statements.

(2)	Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

(3)	Tax fees include fees for tax compliance, tax advice and tax planning services.

The Audit Committee has adopted policies and procedures for the pre-approval of all permitted non-audit services provided by our independent registered public accounting firm. All permitted non-audit services were pre-approved pursuant to this policy. A description of the policies and procedures appears below.

✔

The Board unanimously recommends that you vote FOR ratification of the appointment of Ernst & Young LLP as JOANN’s independent registered public accounting firm for the fiscal year ending February 3, 2024, and your proxy will be so voted unless you specify otherwise.

Policy and Procedures for Pre-Approval of Non-Audit Services by Outside Auditors

The Audit Committee has adopted a policy with respect to pre-approval of certain types of audit and non-audit related services specifically described by the Audit Committee on an annual basis. In general, the Audit Committee has pre-approved the provision of certain audit services and audit-related services, in each case up to an annual amount which varies by the type of services. Individual engagements anticipated to exceed such pre-established thresholds must be separately approved. This policy also sets forth certain services that the Company’s independent public accountant is prohibited from providing to the Company. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

14

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed our audited financial statements with management and Ernst & Young LLP, and has discussed with Ernst & Young LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

Additionally, the Audit Committee has received the written disclosures and the letter from Ernst & Young LLP, as required by the applicable requirements of the PCAOB regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young LLP its independence from JOANN.

Based upon such review and discussion, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended January 28, 2023 for filing with the SEC.

Submitted by the Audit Committee,

Anne Mehlman (Chair)

Marybeth Hays

Darrell Webb

The preceding Audit Committee Report does not constitute soliciting material and shall not be deemed to be filed, incorporated by reference into, or part of any filing made by us (including any future filings) with the SEC, notwithstanding any general statement contained in any such filing incorporating this report by reference, except to the extent we incorporate such report by specific reference.

15

PROPOSAL 3

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF JOANN’S NAMED EXECUTIVE OFFICERS

As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, we are asking stockholders to cast an advisory (non-binding) vote to approve the compensation of our named executive officers (the “Named Executive Officers” or “NEOs”), as disclosed pursuant to SEC rules, including in the Compensation Discussion and Analysis (“CD&A”) section, the executive compensation tables and the related compensation disclosures included in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views about the compensation we pay to our Named Executive Officers, as described in this proxy statement. The vote is not intended to address any specific items of Named Executive Officer compensation, but rather to address our overall approach to the compensation of our Named Executive Officers described in this proxy statement.

The text of the resolution to be approved is as follows:

RESOLVED, that, on an advisory basis, the compensation of our Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and related narratives and descriptions in our Proxy Statement for the 2023 Annual Meeting, is hereby APPROVED.

The Board believes that our executive compensation program is designed appropriately and is working effectively to help ensure that we compensate our Named Executive Officers for the achievement of annual and long-term performance goals that will enhance stockholder value. Before you vote, please review the sections captioned “Compensation Discussion and Analysis” and “Compensation of Our Named Executive Officers” below. These sections describe our Named Executive Officer compensation programs and the rationale behind the decisions made by our Board and Compensation Committee.

We have designed our executive compensation structure to attract, motivate, and retain executives with the skills required to formulate and implement our strategic business objectives and deliver on our commitment to build long-term stockholder value. We believe that our executive compensation program is competitive, strongly focused on pay-for-performance principles and appropriately balanced between risk and rewards.

You may vote “FOR” or “AGAINST” the resolution or abstain from voting on the resolution. The result of the say-on-pay vote will not be binding on us or our Board; however, the Board values the views of our stockholders. The Board and the Compensation Committee will review the results of the vote and expect to take them into consideration in addressing future compensation policies and decisions. We expect to hold the next say-on-pay vote at our 2024 annual meeting of stockholders.

If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote “FOR” the approval, on an advisory basis, of the compensation of JOANN’s Named Executive Officers as disclosed in this proxy statement and described in Proposal 3.

✔	The Board unanimously recommends that you vote FOR the approval, on an advisory basis, of the compensation of JOANN’s Named Executive Officers as disclosed in this proxy statement.

16

PROPOSAL 4

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE JOANN INC. 2021 EQUITY INCENTIVE PLAN

General

We are asking our stockholders to approve an amendment and restatement of the JOANN Inc. 2021 Equity Incentive Plan. On February 27, 2023, upon recommendation by the Compensation Committee, the Board unanimously approved and adopted the amendment and restatement of the JOANN Inc. 2021 Equity Incentive Plan. In this proposal, we refer to the original JOANN Inc. 2021 Equity Incentive Plan as the “2021 Plan,” and we refer to the amendment and restatement of the JOANN Inc. 2021 Equity Incentive Plan as the “Amended 2021 Plan.” The Company’s stockholders approved the 2021 Plan in connection with the consummation of our initial public offering in early 2021, and the Company’s stockholders are being asked to approve the Amended 2021 Plan at the Annual Meeting.

The Board is recommending that the Company’s stockholders vote in favor of the Amended 2021 Plan. The Amended 2021 Plan will continue to afford the Compensation Committee the ability to design compensatory awards that are responsive to the Company’s needs and includes authorization for a variety of awards designed to advance the interests and long-term success of the Company by encouraging stock ownership among officers and other employees of the Company and its subsidiaries, non-employee directors of the Company, and certain non-employees who provide employee-type services. You are being asked to approve the Amended 2021 Plan.

Subject to the 2021 Plan’s share counting rules as described below, there were initially 2,000,000 shares authorized for awards under the 2021 Plan (plus shares remaining available under certain of the Company’s prior equity plans). The 2021 Plan also contains provisions that increase the available share pool each calendar year (for 10 years) by a number of shares equal to the lesser of (1) 4% of our shares issued and outstanding on the last day of the immediately preceding fiscal year and (2) any smaller number as determined by the Board (the “Evergreen Feature”). Due to the decrease in the Company’s stock price since early 2021, however, in February 2023 the Board determined that the available share pool under the 2021 Plan (even when factoring in the Evergreen Feature) was insufficient to support the equity grants that the Compensation Committee desires to make in 2023 and potentially future years. As a result, the Board approved the Amended 2021 Plan primarily to retain the Evergreen Feature, but also to add additional shares to the available share pool under the Amended 2021 Plan.

Stockholder approval of the Amended 2021 Plan would constitute approval of 8,000,000 new shares of Common Stock, par value $0.01 per share, of the Company (“Common Stock”), in addition to the existing share pool under the 2021 Plan, for awards under the Amended 2021 Plan, as described below and in the Amended 2021 Plan (with such total share pool subject to adjustment, including under the Amended 2021 Plan’s share counting rules). The Amended 2021 Plan also retains the Evergreen Feature. If the Amended 2021 Plan is approved by stockholders, it will be effective as of February 27, 2023 (the date it was approved by the Board), and its terms (rather than those of the 2021 Plan) will govern grants on or after such date under the Amended 2021 Plan. If the Amended 2021 Plan is not approved by our stockholders, no awards will be retained or made under the Amended 2021 Plan, and the 2021 Plan will remain in effect.

The actual text of the Amended 2021 Plan is attached to this Proxy Statement as Appendix A. The following description of the Amended 2021 Plan is only a summary of its principal terms and provisions and is qualified by reference to the actual text as set forth in Appendix A.

✔	The Board unanimously recommends that you vote FOR the approval of the amendment and restatement of the JOANN Inc. 2021 Equity Incentive Plan.

17

Why We Recommend That You Vote for this Proposal

The Amended 2021 Plan continues to authorize the Compensation Committee to provide cash or equity-based compensation, primarily in the form of stock options, stock appreciation rights, restricted stock, restricted stock units (“RSUs”), other stock or cash based awards and dividend equivalents, to Company non-employee directors, plus officers and other employees of the Company (or any parent of the Company or subsidiary) and certain consultants to the Company or any parent of the Company or subsidiary. The purpose of the Amended 2021 Plan continues to be to promote the success and enhance the value of the Company by linking the individual interests of potential awardees to those of Company stockholders by providing such individuals with awards that incentivize outstanding performance to generate superior returns to Company stockholders and help the Company motivate, attract, and retain the services of potential awardees. Some of the key features of the Amended 2021 Plan that reflect our commitment to effective management of equity and incentive compensation are set forth below in this subsection.

We believe our future success depends in part on our ability to attract, motivate, and retain high quality employees, Company directors, and consultants and that the ability to provide equity-based and incentive-based awards under the Amended 2021 Plan is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use share-based awards to recruit and compensate our employees and directors.

The use of shares of our Common Stock as part of our compensation program is also important to our continued success because equity-based awards are an essential component of our compensation program for key employees, as they link compensation with long-term stockholder value creation and reward holders based on service and/or the Company’s performance. As discussed in further detail in the “Compensation Discussion and Analysis,” equity compensation represents a significant portion of the compensation package for our Chief Executive Officer and other Named Executive Officers. Because our equity awards generally vest over multiple years, the value ultimately realized from these awards depends on the long-term value of shares of our Common Stock. Our equity compensation program also helps us to attract and retain talent in a highly competitive market, targeting individuals who are motivated by pay-for-performance.

As of February 24, 2023, only 2,780,572 shares of Common Stock remained available for issuance under the 2021 Plan. On February 27, 2023, we granted service-based RSUs with respect to 1,153,137 of these shares, leaving only 1,627,435 shares in the available share pool. As described further in this Proposal 4, on February 27, 2023, the Board approved the Amended 2021 Plan, adding 8,000,000 shares to the available share pool. On that date, we also made contingent grants of service-based stock options with respect to 3,539,510 shares, as further described in Proposal 5 (the “February Contingent Stock Options”). In addition, as described further in Proposal 6, on April 17, 2023, the Board made contingent grants of service-based stock options with respect to 512,816 shares (the “April Contingent Stock Options”).

If each of this Proposal 4 and Proposal 5 and Proposal 6 is approved by the Company’s stockholders at the Annual Meeting, then both the February Contingent Stock Options and the April Contingent Stock Options will be counted against the new 8,000,000 shares proposed for stockholder approval under the Amended 2021 Plan. If only this Proposal 4 (but not Proposal 5 and/or Proposal 6) is approved by the Company’s stockholders at the Annual Meeting, then the respective February Contingent Stock Options and/or April Contingent Stock Options will be rescinded, terminate and expire without any effect (and will not be counted against the new 8,000,000 shares proposed for stockholder approval under the Amended 2021 Plan), but an additional 8,000,000 shares will be available under the Amended 2021 Plan. If only Proposal 5 and/or Proposal 6 (but not this Proposal 4) is approved by the Company’s stockholders at the Annual Meeting, then the additional 8,000,000 shares will NOT be available (pursuant to Nasdaq rules and regulations) under the Amended 2021 Plan (and as a result the February Contingent Stock Options and the April Contingent Stock Options will still be rescinded, terminate and expire without any effect).

If the Amended 2021 Plan is not approved, we may be compelled to increase significantly the cash component of our employee and non-employee director compensation, which may not necessarily align employee and non-employee director compensation interests with the investment interests of our stockholders. Replacing equity awards with cash also would increase cash compensation expense and use cash that could be better utilized by the Company.

The following includes aggregated information regarding our view of the overhang and dilution associated with the 2021 Plan and the potential stockholder dilution that would result if our proposed share authorization under the Amended 2021 Plan is approved pursuant to this Proposal 4. The information below is as of April 26, 2023. As of that date, there were approximately                shares of our Common Stock outstanding:

Under the 2021 Plan (or prior plans):

•	Outstanding full-value awards (director and employee RSUs): shares of Common Stock (approximately percent of our outstanding shares);

18

•

Outstanding options (excluding the February Contingent Stock Options and the April Contingent Stock Options):                 shares of Common Stock (approximately                percent of our outstanding shares), with weighted average remaining term of                years and weighted average exercise price of $                ;

•

In summary, total shares of Common Stock subject to outstanding awards as described above (full-value awards and options, excluding the February Contingent Stock Options and the April Contingent Stock Options):                 shares of Common Stock (approximately                percent of our outstanding shares);

•	Total shares of Common Stock available for future awards under the 2021 Plan: shares of Common Stock (approximately percent of our outstanding shares); and

•

The total number of shares of Common Stock subject to outstanding awards (                 shares of Common Stock), plus the total number of shares of Common Stock available for future awards under the 2021 Plan (                 shares of Common Stock), represents a current overhang percentage of                percent (potential dilution of our stockholders represented by the 2021 Plan, excluding the February Contingent Stock Options and the April Contingent Stock Options).

Under the Amended 2021 Plan:

•

Proposed additional shares of Common Stock available for awards under the Amended 2021 Plan: 8,000,000 shares of Common Stock, which represents, approximately,                 percent of our outstanding shares. This percentage reflects the dilution of our stockholders that would potentially occur if the Amended 2021 Plan is approved. We note that if the contingency is lifted on the February Contingent Stock Options and the April Contingent Stock Options, such awards will count against this new 8,000,000 shares.

Total potential overhang or dilution under the Amended 2021 Plan:

•

The total shares of Common Stock subject to outstanding awards as of April 26, 2023, excluding the February Contingent Stock Options and the April Contingent Stock Options                 shares of Common Stock), plus the proposed new shares of Common Stock available for awards under the Amended 2021 Plan (8,000,000 shares of Common Stock), represent a total overhang of                shares                percent) under the Amended 2021 Plan.

Based on the closing price on the Nasdaq for our shares of Common Stock on April 26, 2023 of $                per share, the aggregate market value as of April 26, 2023 of the new 8,000,000 shares of Common Stock under the Amended 2021 Plan was $                .

In fiscal years 2021, 2022 and 2023, we granted awards under the 2021 Plan (or prior plans) covering 1,892,209 shares, 873,494 shares, and 973,023 shares of Common Stock, respectively. Based on our basic weighted average of shares of Common Stock outstanding for those three years of 40,739,485, 40,805,319 and 34,902,380, respectively, for the three-fiscal-year period 2021-2023, our average burn rate, not taking into account forfeitures, was 3.21% (our individual years’ burn rates were 4.64% for fiscal 2021, 2.14% for fiscal 2022, and 2.79% for fiscal 2023).

In determining the number of shares to request for approval under the Amended 2021 Plan, our management team worked with the Compensation Committee to estimate an appropriate number of additional shares to cover desired grants by the Compensation Committee during the remaining life of the Amended 2021 Plan.

If the Amended 2021 Plan is approved, we intend to use the shares authorized under the Amended 2021 Plan to continue our practice of incentivizing key individuals through equity grants. We currently anticipate that the 8,000,000 shares proposed for stockholder approval under the Amended 2021 Plan, combined with the shares available for future awards from the 2021 Plan and the Evergreen Feature, will last for about the next one to two years of grants under the Amended 2021 Plan, based on our historic grant rates and the approximate current share price (but could last for a different period of time if actual practice does not match recent rates or our share price changes materially). As noted below, our Compensation Committee would retain full discretion under the Amended 2021 Plan to determine the number and amount of awards to be granted under the Amended 2021 Plan, subject to the terms of the Amended 2021 Plan. Apart from the information described below, future benefits that may be received by holders under the Amended 2021 Plan are not determinable at this time.

We believe that we have demonstrated a commitment to sound equity compensation practices in recent years. We recognize that equity compensation awards dilute stockholders’ equity, so we have carefully managed our equity incentive compensation. Our equity compensation practices are intended to be competitive and consistent with market practices, and we believe our historical share usage has been responsible and mindful of stockholder interests, as described above.

19

In evaluating this proposal, stockholders should consider all of the information in this proposal. In addition, stockholders should note Proposal 5 and Proposal 6 in this proxy statement when making a decision regarding this Proposal 4.

Material Changes from the 2021 Plan

The Amended 2021 Plan (1) increases the fixed number of shares of Common Stock available under the 2021 Plan by 8,000,000 shares to 10,000,000 shares (and retains the Evergreen Feature), (2) correspondingly increases the limit on shares of Common Stock that may be issued or transferred upon the exercise of incentive stock options granted under the 2021 Plan, during its duration (as described below), by 8,000,000 shares of Common Stock, (3) applies the 5% carve-out from the minimum vesting provisions to the entire available share pool (not just shares available as of the original effective date of the 2021 Plan), (4) adds clarification language regarding whistleblower activities, and (5) extends the term of the 2021 Plan until the tenth anniversary of the date of stockholder approval of the Amended 2021 Plan. The Amended 2021 Plan also makes certain other conforming, clarifying or nonsubstantive changes to the terms of the 2021 Plan to implement the Amended 2021 Plan.

We have not made any other material changes to the terms of the 2021 Plan.

Other Amended 2021 Plan Highlights

Below are certain highlights of the Amended 2021 Plan:

Reasonable Plan Limits. Subject to adjustment as described in the Amended 2021 Plan, including the Amended 2021 Plan’s share counting rules, awards under the Amended 2021 Plan are limited to an aggregate number of shares equal to the sum of: (1) 10,000,000 shares (consisting of 2,000,000 shares subject to the 2021 Plan, plus 8,000,000 shares made available under the Amended 2021 Plan); plus (2) shares remaining available under certain of the Company’s prior equity plans when the 2021 Plan became effective; plus (3) an annual increase on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031 equal to the lesser of (A) 4% of the shares outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares as determined by the Board. Any shares distributed pursuant to an award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

Non-Employee Director Compensation Limit. The Amended 2021 Plan provides that in no event will any non-employee director in any one calendar year be granted equity-based awards or cash-based awards (or other fees) for such service having an aggregate maximum value in excess of $600,000, subject to certain exceptions as described in the Amended 2021 Plan.

Allowances for Substitute Awards and Pre-Existing Plans. “Substitute Awards” are awards granted under the Amended 2021 Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity.

Substitute Awards may be granted on such terms as the Amended 2021 Plan Administrator deems appropriate, notwithstanding limitations on awards in the Amended 2021 Plan. Substitute Awards will not reduce the shares authorized for grant under the Amended 2021 Plan, except as may be required by reason of Section 422 of the Internal Revenue Code, and shares subject to such Substitute Awards will not be added to the shares available for awards under the Amended 2021 Plan. Additionally, in the event that a company acquired by the Company or any subsidiary with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by its stockholders not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan may be used for awards under the Amended 2021 Plan and will not reduce the shares authorized for grant under the Amended 2021 Plan (and shares subject to such awards will not be added to the shares available for awards under the Amended 2021 Plan).

Limited Share Recycling Provisions. Subject to certain exceptions described in the Amended 2021 Plan, if any award granted under the Amended 2021 Plan is forfeited, expires, is surrendered pursuant to an exchange program, converted to shares of another person in connection with an applicable transaction, or is settled for cash (in whole or in part), the shares of Common Stock subject to such award will again be available for future grants under the Amended 2021 Plan. The payment of dividend equivalents in cash in conjunction with any outstanding awards will not be counted against the shares available for issuance under the Amended 2021 Plan.

20

Change in Control Definition. The Amended 2021 Plan includes a non-liberal definition of “Change in Control,” which is described below.

Accommodates Clawback Policies. The Amended 2021 Plan provides that all awards (including any proceeds, gains or other economic benefit actually or constructively received by a holder upon any receipt or exercise of any award or upon the receipt or resale of any shares underlying the award and any payments of a portion of an incentive-based bonus pool allocated to a holder) will be subject to the provisions of any clawback policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of applicable law, including, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, whether or not such claw-back policy was in place at the time of grant of an award, to the extent set forth in such clawback policy and/or in the applicable award agreement.

Exercise or Base Price Limitation. The Amended 2021 Plan also provides that, except with respect to certain converted, assumed, or substituted awards as described in the Amended 2021 Plan, no options or stock appreciation rights will be granted with an exercise or base price less than the fair market value of a share our of Common Stock on the date of grant.

Minimum Vesting Periods. No award (or portion thereof) granted under the Amended 2021 Plan will vest earlier than the first anniversary of the date the award is granted and no award agreement will reduce or eliminate such minimum vesting requirement. The foregoing minimum vesting requirement will not apply to: (1) Substitute Awards, (2) any awards delivered in lieu of fully-vested cash-based awards (or other fully-vested cash awards or payments), (3) any awards to non-employee directors for which the vesting period runs from the date of one annual meeting of the Company’s stockholders to the next annual meeting of the Company’s stockholders, or (4) any other awards granted by the Administrator from time to time that result in the issuance of an aggregate of up to 5% of the shares available under the Amended 2021 Plan.

Summary of Other Material Terms of the Amended 2021 Plan

Administration. Generally, the Board will administer the Amended 2021 Plan but the Board may delegate the authority to administer the Amended 2021 Plan to the Compensation Committee or another committee of the Board. References to the “Administrator” in this proposal generally refer to the Compensation Committee or other such committee designated by the Board, or the Board, as applicable. The Administrator has the exclusive power, authority, and sole discretion to: (1) designate individuals to receive awards; (2) determine the type of awards to be granted to eligible individuals; (3) determine the number of awards to be granted and the number of shares to which an award will relate; (4) determine the terms and conditions of any award granted pursuant to the Amended 2021 Plan; (5) institute and determine the terms and conditions of any exchange program; (6) determine whether, to what extent, and under what circumstances an award may be settled in, or the exercise of an award may be paid in cash, shares other awards, or other property, or an award may be canceled, forfeited, or surrendered; (7) prescribe the form of each award agreement; (8) decide all other matters that must be determined in connection with an award; (9) establish, adopt, or revise any programs, rules and regulations as it may deem necessary or advisable to administer the Amended 2021 Plan; (10) interpret the terms of, and any matter arising pursuant to, the Amended 2021 Plan, any program or any award agreement, and (11) make all other decisions and determinations that may be required pursuant to the Amended 2021 Plan or as the Administrator deems necessary or advisable to administer the Amended 2021 Plan. The Administrator may from time to time delegate its authority to grant or amend awards or to take other administrative actions to a subcommittee. The Administrator has the exclusive power, authority and sole discretion to accelerate, wholly or partially, the vesting or lapse of restrictions of any award at any time after the grant of an award.

Participation. The Administrator may, from time to time, select among the people who are Company non-employee directors, officers or other employees of the Company (or any parent of the Company or subsidiary) or an eligible consultants to the Company (or any parent of the Company or subsidiary) to be granted an award under the Amended 2021 Plan. As of April 26, 2023, there were approximately                such employees,                such consultants, and six such non-employee directors of the Company eligible to participate in the Amended 2021 Plan. The basis for participation in the Amended 2021 Plan by eligible persons is the selection of such persons for participation by the Administrator (or its proper delegate) in its discretion.

Number of Shares. If any shares of Common Stock subject to an award are forfeited or expire, are surrendered pursuant to an exchange program, are converted to shares of another person in connection with a recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, or such award is settled for cash (in whole or in part), the shares of Common Stock subject to such award will again be available for future grants of awards under the Amended 2021 Plan. Notwithstanding the foregoing, the following shares of Common Stock will not be added to the

21

shares authorized for grant and will not be available for future grants of awards: (1) shares tendered by a holder or withheld by the Company in payment of the exercise price of an option; (2) shares tendered by a holder or withheld by the Company to satisfy any tax withholding obligation with respect to an award; (3) shares subject to a stock appreciation right or other stock-settled award that are not issued in connection with the settlement or exercise, as applicable, of the stock appreciation right or other stock-settled award; and (4) shares purchased on the open market by the Company with the cash proceeds received from the exercise of options. Any shares repurchased by the Company under the Amended 2021 Plan at the same price paid by the holder so that such shares are returned to the Company will again be available for awards.

Types of Awards Under the Amended 2021 Plan. Pursuant to the Amended 2021 Plan, the Company may grant options (including options intended to be “incentive stock options” as defined in Section 422 of the Internal Revenue Code), stock appreciation rights, restricted stock, restricted stock units, and other stock or cash based awards and dividend equivalents based on or related to shares of our Common Stock.

Generally, each grant of an award under the Amended 2021 Plan will be evidenced by an award agreement approved by the Administrator that sets forth the terms and conditions with respect to such award as the Administrator will determine consistent with the Amended 2021 Plan. A brief description of the types of awards which may be granted under the Amended 2021 Plan is set forth below.

Options. An option is a right to purchase shares of Common Stock at a specified exercise price upon exercise of the option. Options granted under the Amended 2021 Plan may consist of either a non-qualified stock option that is not intended to be an “incentive stock option” or an incentive stock option. The Administrator may grant Options intended to qualify as “incentive stock options” only to employees. Options granted to non-employee directors and consultants will only be non-qualified stock options. Except with respect to certain awards issued as Substitute Awards, the exercise price per share subject to each option will not be less than 100% of the fair market value of a share on the date the option is granted (or, as to incentive stock options, on the date the option is modified, extended or renewed for purposes of Section 424(h) of the Internal Revenue Code). The term of an option may not extend more than 10 years from the date of grant. The period during which the right to exercise an option will be set by the Administrator and set forth in an award agreement. In-the-money options will be automatically exercised at the end of the term, unless otherwise provided by the Administrator in an award agreement. Options may provide for continued vesting or the earlier exercise of the options in the event of a qualifying termination of service. Options granted under the Amended 2021 Plan generally may not provide for dividends or dividend equivalents.

Stock Appreciation Rights. A stock appreciation right is an award entitling the holder to exercise all or a specified portion of the award (to the extent then exercisable pursuant to its terms) and to receive from us an amount determined by multiplying (1) the difference obtained by subtracting (A) the exercise price per share of such award from (B) the fair market value on the date of exercise of such award by (2) the number of shares of Common Stock with respect to which such award will have been exercised, subject to any limitations the Administrator may impose. Except with respect to certain awards issued as Substitute Awards, the exercise price per share subject to each stock appreciation right will not be less than 100% of the fair market value of a share on the date the stock appreciation right is granted. The term of a stock appreciation right may not extend more than 10 years from the date of grant. The period during which a stock appreciation right vests will be set by the Administrator and set forth in an award agreement. In-the-money stock appreciation rights will be automatically exercised at the end of the term unless otherwise provided by the Administrator in an award agreement. Stock appreciation rights may provide for continued vesting or earlier exercise in the event of a qualifying termination of service. Payment of the amounts payable with respect to stock appreciation rights will be in cash, shares of Common Stock (based on fair market value as of the date the stock appreciation right is exercised), or a combination of both. Stock appreciation rights granted under the Amended 2021 Plan generally may not provide for dividends or dividend equivalents.

Restricted Stock. Restricted stock is Common Stock that is awarded under the Amended 2021 Plan that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase. The Administrator may grant restricted stock, or the right to purchase restricted stock, the eligible individuals and will determine the terms and conditions, including the restrictions applicable to each award of restricted stock, and may impose such conditions on the issuance of such restricted stock as it deems appropriate. The Administrator will establish the purchase price, if any, and form of payment for restricted stock. Any purchase price that is charged much be no less than the par value of the shares to be purchased, unless otherwise permitted by applicable law. In all cases, legal consideration will be required for each issuance of restricted stock to the extent required by applicable law. A holder of restricted stock will have all the rights of a stockholder with respect to the restricted stock, including the right to receive dividends.

22

Upon a holder’s termination of service, if no price was paid by the holder for the restricted stock, the holder’s rights in unvested restricted stock will lapse, and the restricted stock will be surrendered to the Company and cancelled without termination. If a price was paid by the holder for the restricted stock, upon a termination of service during the applicable restriction period, the Company will have the right to repurchase from the holder the unvested restricted stock then subject to restrictions at a cash price per share equal to the price paid by the holder for such restricted stock or such other amount as may be specified in the applicable award agreement.

Each grant of restricted stock will be evidenced by an award agreement, and all shares of restricted stock will be subject to such restriction and vesting requirements as the Administrator will provide in such award agreement. Each award agreement will be subject to the Amended 2021 Plan and will contain such terms and provisions, consistent with the Amended 2021 Plan, as the Administrator may approve.

Restricted Stock Units. Restricted stock units are rights to receive shares of Common Stock awarded under the Amended 2021 Plan. The Administrator may grant awards of restricted stock units to any eligible individuals selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. A holder will have no rights of a stockholder with respect to shares subject to any restricted stock unit unless and until the shares are delivered in settlement of the award. At the time of grant, the Administrator will specify the date or dates on which the restricted stock units will become fully vested and nonforfeitable, and may specify conditions to vesting such as vesting based upon the holder’s duration of service to the Company or a subsidiary, one or more performance goals or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator. In general, an award of restricted stock units will only be eligible to vest while the holder is an employee, a consultant or a non-employee director, but the Administrator may provide that a restricted stock unit award may become vested subsequent to a qualifying termination of service in the event of the occurrence of certain events, including a change in control, the holder’s death, retirement or disability.

At the time of grant, the Administrator will specify the maturity date applicable to each grant of restricted stock units, which will be no earlier than the vesting date or dates of the award and may be determined at the election of the holder. The maturity date will be no later than (1) the 15th day of the third month following the end of the calendar year in which the applicable portion of the restricted stock unit vests; and (2) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the restricted stock unit vests. On the maturity date, the Company will transfer to the holder one unrestricted, fully transferable share for each restricted stock unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the fair market value of such shares on the maturity date or a combination of cash and Common Stock, as determined by the Administrator

Each grant of a restricted stock unit award will be evidenced by an award agreement. Each award agreement will be subject to the Amended 2021 Plan and will contain such terms and provisions, consistent with the Amended 2021 Plan, as the Administrator may approve.

Other Stock or Cash Based Awards. The Administrator is authorized to grant other stock or cash based awards, including awards entitling a holder to receive shares of Common Stock or cash to be delivered immediately or in the future, to an eligible individual. The Administrator will determine the terms and conditions of each other stock or cash based award, including the term of the award, any exercise or purchase price, performance criteria and performance goals, transfer restrictions, vesting conditions and other terms and conditions applicable to the award, which will be set forth in the applicable award agreement. Other stock or cash based awards may be paid in cash, shares of Common Stock, or a combination of cash and shares of Common Stock, and may be available as a form of payment in the settlement of other awards granted under the Amended 2021 Plan, as stand-alone payments, as a part of a bonus, deferred bonus, deferred compensation or other arrangement, and/or as payment in lieu of compensation to which an eligible individual is otherwise entitled.

Dividend Equivalents. The Administrator may grant dividend equivalents, either alone or in tandem with another award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the dividend equivalents are granted to a holder and the date such dividend equivalents terminate or expire, as determined by the Administrator. Such dividend equivalents will be converted to cash or additional shares of Common Stock as may be determined by the Administrator.

Change in Control. The Amended 2021 Plan includes a definition of “Change in Control.” Subject to the terms of the Amended 2021 Plan, in general, a Change in Control means the occurrence of: (1) the acquisition by a person or group of beneficial ownership of Company securities constituting more than 50% of the voting power of the Company’s securities,

23

subject to certain exceptions as described in the Amended 2021 Plan (including certain acquisitions by Leonard Green & Partners, L.P. or certain of its affiliates); or (2) during any 12-month period, the incumbent Board (meaning the directors who, at the beginning of such period, constitute the Board (together with any new directors whose service is approved as described in the Amended 2021 Plan)), subject to certain exceptions as described in the Amended 2021 Plan, cease for any reason to constitute a majority of the Board; or (3) consummation by the Company of certain corporate transactions (such as certain mergers, consolidations, reorganizations, or business combinations, or a sale of all or substantially all of the Company’s assets) that result in an effective change in the ownership or control of the Company, as further described in the Amended 2021 Plan and subject to such exceptions and conditions as described therein; or (4) a date specified by the Board following approval by the Company’s stockholders of a plan of complete liquidation or dissolution of the Company.

Performance Criteria. The Amended 2021 Plan generally provides that any of the awards set forth above may be granted subject to the achievement of specified performance criteria or performance goals.

Performance goals are defined as the goals established in writing by the Administrator for a performance period based upon performance criteria, which may be expressed in terms of overall Company performance or the performance of a subsidiary, division, business unit, or an individual, and are determined with reference to applicable accounting standards or other performance criteria as determined by the Administrator. Performance criteria may include, on a non-exhaustive basis: (1) net earnings or losses; (2) net income; (3) adjusted net income; (4) operating earnings or profit; (5) cash flow; (6) return on assets; (7) return on capital and cost of capital; (8) return on stockholders’ equity; (9) total stockholder return; (10) return on sales; (11) gross or net profit or operating margin; (12) costs, reductions in costs and cost control measures; (13) expenses; (14) working capital; (15) earnings or loss per share; (16) adjusted earnings or loss per share; (17) price per share or dividends per share; (18) regulatory achievements or compliance; (19) implementation or completion of critical projects; (20) market share; (21) economic value; (22) individual employee performance; (23) leverage ratio; and (24) customer satisfaction.

Additionally, in the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution of Company assets to stockholders, or any other change affecting the capital structure of the Company, the Administrator may in its discretion make equitable adjustments to such performance criteria or goals.

Transferability of Awards. Except as otherwise provided in the Amended 2021 Plan, no award under the Amended 2021 Plan may be sold, pledged, assigned or transferred in any manner other than (1) by will or the laws of descent and distribution, or (2) pursuant to a domestic relations order as described in the Amended 2021 Plan, unless and until such award has been exercised or the shares underlying such award have been issued and all restrictions applicable to such shares have lapsed. In general, during the lifetime of the holder of an award, only the holder may exercise a stock option or stock appreciation right. In certain circumstances, the Administrator may permit a holder to transfer an award (other than an incentive stock option) to a permitted transferee. These transfer provisions are subject to certain other exceptions and conditions as further described in the Amended 2021 Plan.

Adjustments; Corporate Transactions. The Administrator may make adjustments to (1) the aggregate number and kind of shares of Common Stock that may be issued; (2) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding awards; (3) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance criteria and performance goals with respect thereto); (4) the grant or exercise price per share for any outstanding awards; and (5) the number and kind of shares of Common Stock for which automatic grants are to be made to non-employee directors, as the Administrator deems to be equitable in the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock.

In the event of any such transaction or event, or any unusual or nonrecurring transactions or events affecting the Company or a subsidiary, the Administrator may take the following actions that it deems appropriate in order to order to prevent dilution or enlargement of the benefits: (1) provide for the termination of any award in exchange for an amount of cash or property with a value equal to the amount that would have been attained upon exercise of such award or realization of the holder’s rights; (2) provide that such award be assumed by a successor or survivor corporation or provide that the award will be a substitute for similar awards covering the stock of the successor or survivor corporation; (3) make adjustments in the number and type of shares of Common Stock subject to outstanding awards, and the terms and conditions of, and the criteria included in, outstanding awards; (4) provide that an award will be exercisable and payable or fully vested with respect to all shares of Common Stock covered by the award; (5) replace the award with other rights or property selected by the Administrator; and (6) provide that the award cannot vest, be exercised or become payable after the event.

24

In the event of an equity restructuring, the Administrator, in its sole discretion, may make equitable adjustments with respect to the number and type of securities subject to outstanding awards and the exercise price or grant price of such awards.

In the event of a Change in Control, generally awards will continue in effect or will be assumed or substituted by the successor entity and any performance-based awards will be subject to the terms and conditions of the applicable award agreement or the Administrator’s discretion. However, in the event of a change in control, the Administrator also may elect to terminate awards in exchange for cash, rights or property, or cause an award to become fully exercisable and no longer subject to any forfeiture restrictions.

Grants to Non-U.S. Based Holders. In order to comply with the laws in countries other than the United States in which the Company and its subsidiaries operate or have employees, non-employee directors or consultants, or in order to comply with the requirements of any foreign securities exchange or other applicable law, the Administrator, in its sole discretion, will have the power and authority to: (1) determine which subsidiaries will be covered by the Amended 2021 Plan; (2) determine which eligible individuals outside the United States are eligible to participate in the Amended 2021 Plan; (3) modify the terms and conditions of any award granted to eligible individuals outside the United States to comply with applicable law; (4) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; and (5) take any action, before or after an award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.

Withholding. The Company or any subsidiary will have the authority and the right to deduct or withhold, or require a holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes required by law to be withheld with respect to any taxable event concerning a holder arising as a result of the Amended 2021 Plan or any award. The Administrator may, in its sole discretion and in satisfaction of the foregoing requirement, or in satisfaction of such additional withholding obligations as a holder may have elected, allow a holder to satisfy such obligations by any payment means described in the Amended 2021 Plan, including by allowing the holder to elect to have the Company or a subsidiary withhold shares of Common Stock otherwise issuable under an award (or allow the surrender of shares). The number of shares of Common Stock that may be so withheld or surrendered will be limited to the number of shares that have a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum statutory withholding rates in such holder’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. The Administrator will determine the fair market value of the shares, consistent with applicable provisions of the Internal Revenue Code.

No Right to Continued Employment. The Amended 2021 Plan does not confer upon any participant any right with respect to continuance of employment or service with the Company or any of its subsidiaries.

Effective Date of the Amended 2021 Plan. The 2021 Plan became effective in March 2021. The Amended 2021 Plan was effective as of February 27, 2023, but is being submitted to the Company’s stockholders for their subsequent approval, including for purposes of compliance with Nasdaq stockholder approval rules. Please note that approval of this Proposal 4 is separate and apart from, and does not depend on, approval of Proposal 5 and/or Proposal 6 in this Proxy Statement.

Amendment, Suspension or Termination of the Amended 2021 Plan. The Board generally may amend, modify, suspend, or terminate the Amended 2021 Plan at any time or from time to time in whole or in part. However, no amendment, suspension or termination of the Amended 2021 Plan may, without the consent of the holder, materially and adversely affect any rights or obligations under any award granted or awarded, unless the award itself otherwise expressly so provides. The Board generally may not increase the maximum number of shares of Common Stock available for issuance under the Amended 2021 Plan without the Company’s stockholders’ approval. Awards may not be granted or awarded during any period of suspension or after termination of the Amended 2021 Plan, and no awards may be granted under the Amended 2021 Plan on or after the tenth anniversary of the date in 2023 on which the Amended 2021 Plan is approved by the Company’s stockholders.

New Plan Benefits

Generally, it is not possible to determine the specific amounts and types of awards that may be awarded in the future under the Amended 2021 Plan because the grant and actual pay-out of awards under the Amended 2021 Plan are subject to the discretion of the Administrator. However, the February Contingent Stock Options and the April Contingent Stock Options have already been approved on a contingent basis under the Amended 2021 Plan (see Proposal 5 and Proposal 6,

25

respectively, for more information about these grants), and certain awards to the Company’s non-employee directors are expected to be granted under the Amended 2021 Plan shortly after the Annual Meeting, all as further described in the following table:

JOANN INC. 2021 EQUITY INCENTIVE PLAN

(AMENDED AND RESTATED EFFECTIVE FEBRUARY 27, 2023)

Name and Position	Number of Shares of Common Stock Subject to February Contingent Stock Options	Number of Shares of Common Stock Subject to April Contingent Stock Options	Dollar Value ($) of Anticipated RSU Awards

Wade Miquelon, President, Chief Executive Officer and Director	1,079,741	—	—

Scott Sekella, Executive Vice President, Chief Financial Officer	258,622	64,102	—

Matt Susz, Former Executive Vice President, Chief Financial Officer	—	—	—

Tom Dryer, Vice President, Former Interim Chief Financial Officer	—	—	—

Janet Duliga, Executive Vice President, Chief Administrative Officer	418,103	64,102	—

Christopher DiTullio, Executive Vice President, Chief Customer Officer	426,723	64,102	—

Robert Will, Executive Vice President, Chief Merchandising Officer	426,723	64,102	—

Executive Group (all current executive officers as a group)	3,539,510	512,816	—

Non-Executive Director Group (all current directors who are not executive officers)	—	—	750,000

Non-Executive Officer Employee Group (all employees, including all current officers who are not executive officers, as a group)	—	—	—

U.S. Federal Income Tax Consequences

Tax Consequences to Holders. The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Amended 2021 Plan based on federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this proposal and not for Amended 2021 Plan holders, is not intended to be complete and does not describe federal taxes other than income taxes (such as Medicare and Social Security taxes), or state, local or foreign tax consequences.

Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the recipient for such restricted stock) at such time as the shares of restricted stock are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the recipient.

Non-Qualified Stock Options. In general:

•	No income will be recognized by an optionee at the time a non-qualified stock option is granted;

•

At the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and

26

•

At the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options. No income generally will be recognized by a holder upon the grant or exercise of an incentive stock option. The exercise of an incentive stock option, however, may result in alternative minimum tax liability. If shares of Common Stock are issued to the holder pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such holder within two years after the date of grant or within one year after the transfer of such shares to the holder, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the holder as a long-term capital gain and any loss sustained will be a long-term capital loss.

If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the holder generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the exercise price paid for such shares. Any further gain (or loss) realized by the holder generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Stock Appreciation Rights. No income will be recognized by a holder in connection with the grant of stock appreciation rights. When the appreciation right is exercised, the holder normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received on the exercise.

Restricted Stock Units. No income generally will be recognized upon the award of restricted stock units. The recipient of a restricted stock unit award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of Common Stock on the date that such shares are transferred to the holder under the award (reduced by any amount paid by the holder for such restricted stock units), and the capital gains/loss holding period for such shares will also commence on such date.

Other Stock-Based or Cash-Based Awards. A participant who receives any other stock-based or cash-based award will recognize income when the award is paid. The amount of cash and the market value of the shares of Common Stock received will be ordinary income to the participant.

Tax Consequences to the Company or its Subsidiaries

To the extent that a holder recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the holder performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

Prior Awards Granted to Certain Persons Under the 2021 Plan

Since the inception of the 2021 Plan through April 26, 2023, the following persons or groups have received the following numbers of RSUs and/or stock option awards for the following numbers of shares of Common Stock under the 2021 Plan (excluding the February Contingent Stock Options and the April Contingent Stock Options described in the New Plan Benefits table above):

•

             RSUs and              stock options for Mr. Miquelon (President, Chief Executive Officer and Director);              RSUs and              stock options for Mr. Susz (Former Executive Vice President, Chief Financial Officer);              RSUs and              stock options for Mr. Dryer (Vice President, Former Interim Chief Financial Officer);              RSUs and              stock options for Mr. Sekella (Executive Vice President, Chief Financial Officer);              RSUs and              stock options for Ms. Duliga (Executive Vice President, Chief Administrative Officer);              RSUs and              stock options for Mr. DiTullio (Executive Vice President, Chief Customer Officer); and              RSUs and stock options for Mr. Will (Executive Vice President, Chief Merchandising Officer);

•	RSUs and stock options for all current executive officers, as a group;

•	RSUs and stock options for all current directors who are not executive officers, as a group;

27

•

Regarding our nonemployee directors:              RSUs and              stock options for Mr. Webb;              RSUs and              stock options for Ms. Chang;              RSUs and              stock options for Ms. Hays;              RSUs and              stock options for Ms. Mehlman;              RSUs and stock options for Mr. Sokoloff; and              RSUs and              stock options for Mr. Coleman; and

•	RSUs and stock options for all employees, including all current officers who are not executive officers, as a group.

No awards have been received under the 2021 Plan by any associates of such directors or executive officers, and no other persons have received 5% or more of such options and RSUs.

Registration with the SEC

We intend to file a registration statement on Form S-8 relating to the issuance of the new shares of Common Stock under the Amended 2021 Plan with the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”), as soon as practicable after approval of the Amended 2021 Plan by our stockholders.

Vote Required for Approval

Approval of the Amended 2021 Plan requires the affirmative vote of the holders of a majority of the votes cast on Proposal 4 at the Annual Meeting.

28

PROPOSAL 5

APPROVAL OF FEBRUARY 2023 CONTINGENT STOCK OPTION GRANTS UNDER THE AMENDED AND RESTATED JOANN INC. 2021 EQUITY INCENTIVE PLAN

General

From March 2021 through 2022, we historically provided equity grants to eligible participants under the JOANN Inc. 2021 Equity Incentive Plan. On February 27, 2023, upon recommendation by the Compensation Committee, the Board unanimously approved and adopted the amendment and restatement of the JOANN Inc. 2021 Equity Incentive Plan. Pursuant to Proposal 4 above, we are asking our stockholders to approve that amendment and restatement of the JOANN Inc. 2021 Equity Incentive Plan. In this proposal, we refer to the original JOANN Inc. 2021 Equity Incentive Plan as the “2021 Plan,” and we refer to the amendment and restatement of the JOANN Inc. 2021 Equity Incentive Plan as the “Amended 2021 Plan.”

Under this Proposal 5, we are separately asking our stockholders to approve certain stock option awards already granted under the Amended 2021 Plan that are specifically contingent on stockholder approval of such awards (under this Proposal 5) plus stockholder approval of the Amended 2021 Plan (under Proposal 4). These contingent stock options are referred to in this proposal as the February Contingent Stock Options.

Background

Subject to the 2021 Plan’s share counting rules, there were initially 2,000,000 shares authorized for awards under the 2021 Plan (plus shares remaining available under certain of the Company’s prior equity plans). The 2021 Plan also contains provisions that increase the available share pool each calendar year (for 10 years) by a number of shares equal to the lesser of (1) 4% of our shares issued and outstanding on the last day of the immediately preceding fiscal year and (2) any smaller number as determined by the Board (the “Evergreen Feature”). Due to the decrease in the Company’s stock price since early 2021, however, in February 2023 the Board determined that the available share pool under the 2021 Plan (even when factoring in the Evergreen Feature) was insufficient to support the equity grants that the Compensation Committee desires to make in 2023 and potentially future years. As of February 24, 2023, only 2,780,572 shares of Common Stock remained available for issuance under the 2021 Plan. On February 27, 2023, we granted service-based RSUs with respect to 1,153,137 of these shares, leaving only 1,627,435 shares in the available share pool.

As described further in Proposal 4, on February 27, 2023, the Board approved the Amended 2021 Plan, adding 8,000,000 shares to the available share pool. On that date, we also made contingent grants of service-based stock options with respect to 3,539,510 shares (the “February Contingent Stock Options”).

If both this Proposal 5 and Proposal 4 are approved by the Company’s stockholders at the Annual Meeting, then the February Contingent Stock Options will be counted against the new 8,000,000 shares proposed for stockholder approval under the Amended 2021 Plan. If Proposal 4 (but not this Proposal 5) is approved by the Company’s stockholders at the Annual Meeting, then the February Contingent Stock Options will be rescinded, terminate and expire without any effect (and will not be counted against the new 8,000,000 shares proposed for stockholder approval under the Amended 2021 Plan), but an additional 8,000,000 shares will be available under the Amended 2021 Plan. If this Proposal 5 (but not Proposal 4) is approved by the Company’s stockholders at the Annual Meeting, then the additional 8,000,000 shares will NOT be available (pursuant to Nasdaq rules and regulations) under the Amended 2021 Plan (and as a result the February Contingent Stock Options will still be rescinded, terminate and expire without any effect).

The actual text of the Amended 2021 Plan is attached to this Proxy Statement as Appendix A, and the actual text of the form award agreement for the February Contingent Stock Options is attached to this Proxy Statement as Appendix B. The following description of the February Contingent Stock Options is only a summary of their principal terms and provisions and is qualified by reference to the actual text of the award documentation as set forth in Appendix A and Appendix B.

29

Why We Recommend That You Vote for this Proposal

Please refer to Proposal 4 in this Proxy Statement for more information about our use of the 2021 Plan and the Amended 2021 Plan for equity compensation purposes, and to inform you further about this Proposal 5. Please also refer to Proposal 6 in this Proxy Statement.

We believe our future success depends in part on our ability to attract, motivate, and retain high quality employees, Company directors, and consultants and that the ability to provide equity-based and incentive-based awards under the Amended 2021 Plan (such as the February Contingent Stock Options) is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use share-based awards to recruit and compensate our employees and directors.

The Board is recommending that the Company’s stockholders vote in favor of the February Contingent Option Awards. The use of shares of our Common Stock as part of our compensation program is also important to our continued success because equity-based awards are an essential component of our compensation program for key employees, as they link compensation with long-term stockholder value creation and reward holders based on service and/or the Company’s performance. As discussed in further detail in the “Compensation Discussion and Analysis,” equity compensation represents a significant portion of the compensation package for our Chief Executive Officer and other Named Executive Officers. Because our equity awards generally vest over multiple years, the value ultimately realized from these awards depends on the long-term value of shares of our Common Stock. Our equity compensation program also helps us to attract and retain talent in a highly competitive market, targeting individuals who are motivated by pay-for-performance. As such, the February Contingent Option Awards are a key component of the overall compensation for our senior-most executive officers for fiscal 2024.

On February 27, 2023, upon recommendation by the Compensation Committee, the Board approved the February Contingent Stock Options for grant to nine of our executive officers. In making these grants, the Board determined that it was in the best interests of the Company and its stockholders to provide the February Contingent Stock Option awards, reflecting what the Compensation Committee intended to be the officers’ standard 2023 stock option awards, to these officers at that time, rather than delaying such grants to after the Annual Meeting and anticipated stockholder approval of Proposal 4. These grants were evaluated as necessary and appropriate to continue to retain and motivate our senior-most executive officers. In approving the February Contingent Stock Option awards, the exercise price for such awards was established at the closing price for the Common Stock on February 27, 2023 (of $3.48 per share). We note that this price is in excess of the Company’s current stock price, measured as of the closing price on Nasdaq on April 26, 2023 of $                . The Compensation Committee made its recommendation of the February Contingent Stock Options generally based on historical practice of total equity compensation grants in relation to the executive officer’s base salary (for example, 2.25x for our CEO, 1.5x for our executive vice presidents and 1x for our senior vice presidents).

If the February Contingent Stock Options are not approved pursuant to this Proposal 5, we may be compelled to increase significantly the cash component of our executive compensation for executive officers that received (and then forfeited) the February Contingent Stock Options, which additional cash amounts may not necessarily align such executives’ compensation interests with the investment interests of our stockholders. Replacing these equity awards with cash also would increase cash compensation expense and use cash that could be better utilized by the Company.

We believe that we have demonstrated a commitment to sound equity compensation practices in recent years. We recognize that equity compensation awards dilute stockholders’ equity, so we have carefully managed our equity incentive compensation. Our equity compensation practices are intended to be competitive and consistent with market practices, and we believe our historical share usage has been responsible and mindful of stockholder interests.

In evaluating this proposal, stockholders should consider all of the information in this proposal. In addition, stockholders should note Proposal 4 and Proposal 6 in this Proxy Statement when making a decision regarding this Proposal 5.

Summary of February Contingent Stock Options

Governing Plan Provisions. The February Contingent Stock Options are granted under the terms of the Amended 2021 Plan. For more information about those terms, please see Proposal 4 in this Proxy Statement.

Eligibility. Nine of our senior-most executive officers (identified below) received the February Contingent Stock Options. The basis for their participation in the February Contingent Stock Options was the selection of such persons for award by the Compensation Committee in its discretion (with such decision approved by the Board).

30

Size of Grants. The following new plan benefits table describes the size, in terms of applicable shares of Common Stock, of the February Contingent Stock Options granted to the participating executive officers, generally in consideration of their faithful and efficient services to the Company or any of its parents or subsidiaries:

JOANN INC. 2021 EQUITY INCENTIVE PLAN

(AMENDED AND RESTATED EFFECTIVE FEBRUARY 27, 2023)

Name and Position	Number of Shares of Common Stock Subject to February Contingent Stock Options	Targeted February Contingent Stock Options Grant Value ($)

Wade Miquelon, President, Chief Executive Officer and Director	1,079,741	1,252,500

Scott Sekella, Executive Vice President, Chief Financial Officer	258,622	300,002

Christopher DiTullio, Executive Vice President, Chief Customer Officer	426,723	494,999

Robert Will, Executive Vice President, Chief Merchandising Officer	426,723	494,999

Janet Duliga, Executive Vice President, Chief Administrative Officer	418,103	485,000

Lisa Wittman-Smith, Senior Vice President, Inventory Management	247,126	286,666

Ann Aber, Senior Vice President, Chief Legal Officer & Secretary	249,999	289,999

Mario Sampson, Senior Vice President Supply Chain	221,266	256,668

Joseph Thibault, Senior Vice President Store Operations	211,207	245,001

The number of February Contingent Stock Options received by all current executive officers, as a group, was 3,539,510 stock options. No current directors who are not executive officers (or director nominees) received any February Contingent Stock Options, and no other employees (including all current officers who are not executive officers) received any February Contingent Stock Options. No other Named Executive Officers (or any associates of any directors, executive officers or director nominees) received any February Contingent Stock Options, and no other persons have received 5% or more of the February Contingent Stock Options.

Summary of Material Terms of the Grants. The February Contingent Option Awards were granted with a grant date of February 27, 2023, a term of 10 years and an exercise price of $3.48 per share, which was the closing price of our Common Stock on the date of grant. The February Contingent Option Awards generally vest with respect to 25% of the shares subject to the award on each of the first four anniversaries of the date of grant, subject to the officer’s continued employment with JOANN; provided, that the Contingent Option Awards will automatically be rescinded, terminate and expire, retroactive as of the date of grant, as if the grants had never been made, if our stockholders do not approve Proposals 4 and 5 at the Annual Meeting. Further, the February Contingent Option Awards will not vest, become exercisable or be exercised before the approval of Proposals 4 and 5 by our stockholders.

In terms of alternative vesting provisions, if the awardee has a qualifying termination of service without cause (generally defined in the form award agreement) or for good reason (generally defined in the form award agreement) during the 12 months immediately following a change in control of the Company (generally defined in the Amended 2021 Plan), then the February Contingent Stock Options will become vested and exercisable in full on the date of such termination of service. Further, if the awardee retires (as provided for under the form award agreement), then the February Contingent Stock Options will continue to vest and become exercisable as if the awardee remained employed by the Company through the final vesting date. Otherwise, the February Contingent Stock Options (to the extent unvested) are forfeited when the awardee terminates service as described in the Amended 2021 Plan, subject to certain exceptions described in the form award agreement. In general, the February Contingent Stock Options are exercisable for up to 10 years from the date of grant, or if earlier, until 12 months after termination due to death or disability (as defined in the Amended 2021 Plan), or otherwise until the 90th day after termination of service other than due to death, disability, retirement or for cause. The February Contingent Stock Options terminate immediately upon termination of service for cause, unless otherwise determined by the award administrator.

31

In general, tax withholding may be conducted for the February Contingent Stock Options, including by cash or check, deduction of compensation, net settlement of shares or share tender, and/or a cashless exercise method, as applicable. The February Contingent Stock Options shall be exercised through delivery of an appropriate exercise notice, plus acceptable payment of the exercise price for the exercised shares and applicable withholding taxes, as further described in the form award agreement. Awardees are subject to certain confidentiality, assignment of inventions, non-competition and non-solicitation and non-disparagement provisions, as further described in the form award agreement.

U.S. Federal Income Tax Consequences

Tax Consequences to Holders. The following is a brief summary of certain of the federal income tax consequences of the February Contingent Stock Options based on federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this proposal and not for February Contingent Stock Options holders, is not intended to be complete and does not describe federal taxes other than income taxes (such as Medicare and Social Security taxes), or state, local or foreign tax consequences.

Non-Qualified Stock Options. The February Contingent Stock Options are non-qualified stock options for tax purposes. In general:

•	No income will be recognized by an optionee at the time a non-qualified stock option is granted;

•

At the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and

•

At the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Tax Consequences to the Company or its Subsidiaries

To the extent that a holder recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the holder performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

✔	The Board unanimously recommends that you vote FOR the approval of the February Contingent Stock Options as described in this Proposal 5.

Registration with the SEC

We intend to file a registration statement on Form S-8 relating to the issuance of the new shares of Common Stock under the Amended 2021 Plan with the SEC pursuant to the Securities Act, as soon as practicable after approval of the Amended 2021 Plan by our stockholders. This registration will cover the shares subject to the February Contingent Stock Options.

Vote Required for Approval

Approval of the February Contingent Stock Options requires the affirmative vote of the holders of a majority of the votes cast on Proposal 5 at the Annual Meeting.

32

PROPOSAL 6

APPROVAL OF APRIL 2023 CONTINGENT STOCK OPTION GRANTS UNDER THE AMENDED AND RESTATED JOANN INC. 2021 EQUITY INCENTIVE PLAN

General

From March 2021 through 2022, we historically provided equity grants to eligible participants under the JOANN Inc. 2021 Equity Incentive Plan. On February 27, 2023, upon recommendation by the Compensation Committee, the Board unanimously approved and adopted the amendment and restatement of the JOANN Inc. 2021 Equity Incentive Plan. Pursuant to Proposal 4 above, we are asking our stockholders to approve that amendment and restatement of the JOANN Inc. 2021 Equity Incentive Plan. In this proposal, we refer to the original JOANN Inc. 2021 Equity Incentive Plan as the “2021 Plan,” and we refer to the amendment and restatement of the JOANN Inc. 2021 Equity Incentive Plan as the “Amended 2021 Plan.”

Similar to Proposal 5, under this Proposal 6, we are separately asking our stockholders to approve certain additional stock option awards already granted under the Amended 2021 Plan that are specifically contingent on stockholder approval of such awards (under this Proposal 6) plus stockholder approval of the Amended 2021 Plan (under Proposal 4). These contingent stock options are referred to in this proposal as the April Contingent Stock Options or the “Focus, Simplify, Grow Transformation Grants.”

Background

Subject to the 2021 Plan’s share counting rules, there were initially 2,000,000 shares authorized for awards under the 2021 Plan (plus shares remaining available under certain of the Company’s prior equity plans). The 2021 Plan also contains provisions that increase the available share pool each calendar year (for 10 years) by a number of shares equal to the lesser of (1) 4% of our shares issued and outstanding on the last day of the immediately preceding fiscal year and (2) any smaller number as determined by the Board (the “Evergreen Feature”). Due to the decrease in the Company’s stock price since early 2021, however, in February 2023 the Board determined that the available share pool under the 2021 Plan (even when factoring in the Evergreen Feature) was insufficient to support the equity grants that the Compensation Committee desires to make in 2023 and potentially future years. As of February 24, 2023, only 2,780,572 shares of Common Stock remained available for issuance under the 2021 Plan. On February 27, 2023, we granted service-based RSUs with respect to 1,153,137 of these shares, leaving only 1,627,435 shares in the available share pool.

As described further in Proposal 4, on February 27, 2023, the Board approved the Amended 2021 Plan, adding 8,000,000 shares to the available share pool. On that date, we also made February Contingent Stock Options, which are the subject of Proposal 5. In April 2023, the Board decided that it was in the best interest of the Company to make additional contingent grants of service-based stock options with respect to 512,816 shares (the “April Contingent Stock Options”) that are intended to serve as retention-based awards for certain of our executive officers. We refer to these awards as Focus, Simplify, Grow Transformation Grants.

If both this Proposal 6 and Proposal 4 are approved by the Company’s stockholders at the Annual Meeting, then the Focus, Simplify, Grow Transformation Grants will be counted against the new 8,000,000 shares proposed for stockholder approval under the Amended 2021 Plan. If Proposal 4 (but not this Proposal 6) is approved by the Company’s stockholders at the Annual Meeting, then the Focus, Simplify, Grow Transformation Grants will be rescinded, terminate and expire without any effect (and will not be counted against the new 8,000,000 shares proposed for stockholder approval under the Amended 2021 Plan), but an additional 8,000,000 shares will be available under the Amended 2021 Plan. If this Proposal 6 (but not Proposal 4) is approved by the Company’s stockholders at the Annual Meeting, then the additional 8,000,000 shares will NOT be available (pursuant to Nasdaq rules and regulations) under the Amended 2021 Plan (and as a result the Focus, Simplify, Grow Transformation Grants will still be rescinded, terminate and expire without any effect).

The actual text of the Amended 2021 Plan is attached to this Proxy Statement as Appendix A, and the actual text of the form award agreement for the Focus, Simplify, Grow Transformation Grants is attached to this Proxy Statement as Appendix C. The

33

following description of the Focus, Simplify, Grow Transformation Grants is only a summary of their principal terms and provisions and is qualified by reference to the actual text of the award documentation as set forth in Appendix A and Appendix C.

Why We Recommend That You Vote for this Proposal

Please refer to Proposal 4 in this Proxy Statement for more information about our use of the 2021 Plan and the Amended 2021 Plan for equity compensation purposes, and to inform you further about this Proposal 6. Please also refer to Proposal 5 in this Proxy Statement.

We believe our future success depends in part on our ability to attract, motivate, and retain high quality employees, Company directors, and consultants and that the ability to provide equity-based and incentive-based awards under the Amended 2021 Plan (such as the Focus, Simplify, Grow Transformation Grants) is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use share-based awards to compensate and retain our employees and directors.

The Board is recommending that the Company’s stockholders vote in favor of the April Contingent Option Awards. The use of shares of our Common Stock as part of our compensation program is also important to our continued success because equity-based awards are an essential component of our compensation program for key employees, as they link compensation with long-term stockholder value creation and reward holders based on service and/or the Company’s performance. As discussed in further detail in the “Compensation Discussion and Analysis,” equity compensation represents a significant portion of the compensation package for our Chief Executive Officer and other Named Executive Officers. Because our equity awards generally vest over multiple years, the value ultimately realized from these awards depends on the long-term value of shares of our Common Stock. Our equity compensation program also helps us to attract and retain talent in a highly competitive market, targeting individuals who are motivated by pay-for-performance. As such, the April Contingent Option Awards are a key retention-based component of the overall compensation for certain of our senior-most executive officers for fiscal 2024.

On April 17, 2023, upon recommendation by the Compensation Committee, the Board approved the Focus, Simplify, Grow Transformation Grants for grant to eight of our executive officers. In making these grants, the Board determined that it was in the best interests of the Company and its stockholders to provide the April Contingent Stock Option awards, reflecting what the Compensation Committee intended to be retention and incentive awards, to these officers at that time, rather than delaying such grants to after the Annual Meeting and anticipated stockholder approval of Proposal 4. These grants were evaluated as necessary and appropriate to continue to retain and motivate certain of our senior-most executive officers. In approving the April Contingent Stock Option awards, the exercise price for such awards was established at the closing price for the Common Stock on April 17, 2023 (of $1.56 per share). The Compensation Committee made its recommendation of the Focus, Simplify, Grow Transformation Grants to provide an incentive reward for certain executive officers achieving the Focus, Simplify, Grow savings.

If the Focus, Simplify, Grow Transformation Grants are not approved pursuant to this Proposal 6, we may be compelled to increase significantly the cash component of our executive compensation for executive officers that received (and then forfeited) the Focus, Simplify, Grow Transformation Grants, which additional cash amounts may not necessarily align such executives’ compensation interests with the investment interests of our stockholders. Replacing these equity awards with cash also would increase cash compensation expense and use cash that could be better utilized by the Company.

We believe that we have demonstrated a commitment to sound equity compensation practices in recent years. We recognize that equity compensation awards dilute stockholders’ equity, so we have carefully managed our equity incentive compensation. Our equity compensation practices are intended to be competitive and consistent with market practices, and we believe our historical share usage has been responsible and mindful of stockholder interests.

In evaluating this proposal, stockholders should consider all of the information in this proposal. In addition, stockholders should note Proposal 4 and Proposal 5 in this Proxy Statement when making a decision regarding this Proposal 6.

Summary of Focus, Simplify, Grow Transformation Grants

Governing Plan Provisions. The Focus, Simplify, Grow Transformation Grants are granted under the terms of the Amended 2021 Plan. For more information about those terms, please see Proposal 4 in this Proxy Statement.

Eligibility. Eight of our senior-most executive officers (identified below) received the Focus, Simplify, Grow Transformation Grants. The basis for their participation in the Focus, Simplify, Grow Transformation Grants was the selection of such persons for award by the Compensation Committee in its discretion (with such decision approved by the Board).

34

Size of Grants. The following new plan benefits table describes the size, in terms of applicable shares of Common Stock, of the Focus, Simplify, Grow Transformation Grants granted to the participating executive officers, generally in consideration of their faithful and efficient services to the Company or any of its parents or subsidiaries:

JOANN INC. 2021 EQUITY INCENTIVE PLAN

(AMENDED AND RESTATED EFFECTIVE FEBRUARY 27, 2023)

Name and Position	Number of Shares of Common stock Subject to Focus, Simplify Grow Transformation Grants	Targeted Focus, Simplify Grow Transformation Grants Grant Value ($)

Wade Miquelon, President, Chief Executive Officer and Director	—	—

Scott Sekella, Executive Vice President, Chief Financial Officer	64,102	$100,000

Christopher DiTullio, Executive Vice President, Chief Customer Officer	64,102	$100,000

Robert Will, Executive Vice President, Chief Merchandising Officer	64,102	$100,000

Janet Duliga, Executive Vice President, Chief Administrative Officer	64,102	$100,000

Lisa Wittman-Smith, Senior Vice President, Inventory Management	64,102	$100,000

Ann Aber, Senior Vice President, Chief Legal Officer & Secretary	64,102	$100,000

Mario Sampson, Senior Vice President Supply Chain	64,102	$100,000

Joseph Thibault, Senior Vice President Store Operations	64,102	$100,000

The number of Focus, Simplify, Grow Transformation Grants received by all current executive officers, as a group, was 512,816 stock options. No current directors who are not executive officers (or director nominees) received any Focus, Simplify, Grow Transformation Grants, and no other employees (including all current officers who are not executive officers) received any Focus, Simplify, Grow Transformation Grants. No other Named Executive Officers (or any associates of any directors, executive officers or director nominees) received any Focus, Simplify, Grow Transformation Grants, and no other persons have received 5% or more of the Focus, Simplify, Grow Transformation Grants.

Summary of Material Terms of the Grants. The April Contingent Option Awards were granted with a grant date of April 17, 2023, a term of 10 years and an exercise price of $1.56 per share, which was the closing price of our Common Stock on the date of grant. The April Contingent Option Awards generally vest at the end of fiscal 2024 on February 3, 2024 (these awards will utilize an exception under the Amended 2021 Plan to its applicable minimum vesting requirements); provided, that the Contingent Option Awards will automatically be rescinded, terminate and expire, retroactive as of the date of grant, as if the grants had never been made, if our stockholders do not approve Proposals 4 and 6 at the Annual Meeting. Further, the April Contingent Option Awards will not vest, become exercisable or be exercised before the approval of Proposals 4 and 6 by our stockholders.

In terms of alternative vesting provisions, if the awardee has a qualifying termination of service without cause (generally defined in the form award agreement) or for good reason (generally defined in the form award agreement) during the 12 months immediately following a change in control of the Company (generally defined in the Amended 2021 Plan), then the Focus, Simplify, Grow Transformation Grants will become vested and exercisable in full on the date of such termination of service. Further, if the awardee retires (as provided for under the form award agreement), then the Focus, Simplify, Grow Transformation Grants will continue to vest and become exercisable as if the awardee remained employed by the Company through the final vesting date. Otherwise, the Focus, Simplify, Grow Transformation Grants are forfeited when the awardee terminates service as described in the Amended 2021 Plan, subject to certain exceptions described in the form award agreement. In general, the Focus, Simplify, Grow Transformation Grants are exercisable for up to 10 years from the date of grant, or if earlier, until 12 months after termination due to death or disability (as defined in the Amended 2021 Plan), or otherwise until the 90th day after termination of service other than due to death, disability, retirement or for cause. The Focus, Simplify, Grow Transformation Grants terminate immediately upon termination of service for cause, unless otherwise determined by the award administrator.

35

In general, tax withholding may be conducted for the Focus, Simplify, Grow Transformation Grants, including by cash or check, deduction of compensation, net settlement of shares or share tender, and/or a cashless exercise method, as applicable. The Focus, Simplify, Grow Transformation Grants shall be exercised through delivery of an appropriate exercise notice, plus acceptable payment of the exercise price for the exercised shares and applicable withholding taxes, as further described in the form award agreement. Awardees are subject to certain confidentiality, assignment of inventions, non-competition and non-solicitation and non-disparagement provisions, as further described in the form award agreement.

U.S. Federal Income Tax Consequences

Tax Consequences to Holders. The following is a brief summary of certain of the federal income tax consequences of the Focus, Simplify, Grow Transformation Grants based on federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this proposal and not for Focus, Simplify, Grow Transformation Grants holders, is not intended to be complete and does not describe federal taxes other than income taxes (such as Medicare and Social Security taxes), or state, local or foreign tax consequences.

Non-Qualified Stock Options. The Focus, Simplify, Grow Transformation Grants are non-qualified stock options for tax purposes. In general:

•	No income will be recognized by an optionee at the time a non-qualified stock option is granted;

•

At the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and

•

At the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Tax Consequences to the Company or its Subsidiaries

To the extent that a holder recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the holder performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

✔	The Board unanimously recommends that you vote FOR the approval of the Focus, Simplify, Grow Transformation Grants as described in this Proposal 6.

Registration with the SEC

We intend to file a registration statement on Form S-8 relating to the issuance of the new shares of Common Stock under the Amended 2021 Plan with the SEC pursuant to the Securities Act, as amended, as soon as practicable after approval of the Amended 2021 Plan by our stockholders. This registration will cover the shares subject to the Focus, Simplify, Grow Transformation Grants.

Vote Required for Approval

Approval of the Focus, Simplify, Grow Transformation Grants requires the affirmative vote of the holders of a majority of the votes cast on Proposal 6 at the Annual Meeting.

36

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

JOANN is the nation’s category leader in fabric and sewing (what we refer to as Sewing), with one of the largest assortments of arts and crafts. Our industry is currently experiencing robust product demand in response to multiple themes including heightened do-it-yourself customer behavior, amplified participation from both new and existing customers and increased digital engagement. As a well-established and trusted brand for nearly 80 years, we believe we have a deep understanding of our customers, what inspires their creativity and what fuels their incredibly diverse projects. Since 2016, we have embarked on a strategy to transform JOANN, which has helped us pivot from a traditional retailer to a fully-integrated, digitally-connected provider of Creative Products.

In this CD&A set forth below, we provide an overview and analysis of the compensation awarded to or earned by our Named Executive Officers identified in the Summary Compensation Table below during fiscal 2023, including the elements of our compensation program for Named Executive Officers, material compensation decisions made under that program for fiscal 2023 and the material factors considered in making those decisions. Our Named Executive Officers for fiscal 2023, which consist of our principal executive officer, our principal financial officers and our other three most highly compensated executive officers serving at the end of fiscal 2023 (collectively the “Named Executive Officers” or “NEOs”), are:

Name	Title

Wade Miquelon	President, Chief Executive Officer and Director

Matthew Susz	Former Executive Vice President, Chief Financial Officer

Tom Dryer	Vice President, Former Interim Chief Financial Officer

Scott Sekella	Senior Vice President, Chief Financial Officer

Janet Duliga	Executive Vice President, Chief Administrative Officer

Christopher DiTullio	Executive Vice President, Chief Customer Officer

Robert Will	Executive Vice President, Chief Merchandising Officer

Executive Transition

During Fiscal 2023, we experienced a gradual transition in the role of our principal financial officer following Mr. Susz’s death on June 14, 2022. From June 15, 2022 through September 25, 2022, Mr. Dryer served as our Interim Chief Financial Officer, from September 26, 2022 through March 30, 2023, Mr. Sekella has served as our Senior Vice President, Chief Financial Officer, and since March 31, 2023, Mr. Sekella has served as our Executive Vice President, Chief Financial Officer.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we have adopted may differ materially from the currently planned programs summarized in this discussion.

Executive Summary

Summary of Fiscal 2023 Financial and Operational Results

In assessing our performance, we consider a variety of performance and financial measures. The key accounting principles generally accepted in the United States of America (“GAAP”) measures include net sales, cost of sales, and selling, general and administrative expenses (“SG&A”). Below is a description of our performance under these measures for fiscal 2023 as compared to fiscal 2022.

Net sales were $2,216.9 million for fiscal 2023, a decrease of $200.7 million or 8.3% compared to fiscal 2022. Total comparable sales decreased 8.1% for fiscal 2023 compared to a 12.4% total comparable sales decrease for the prior year. The total comparable sales decrease resulted from a decrease in transaction volume partially offset by a slight increase in average ticket. On a category basis, declines in sales were more pronounced in our Craft Technology business, which was unusually

37

strong in the prior year driven by new product launches. In addition, higher customer discretionary spending driven by government stimulus payments as well as more customer leisure time resulting from the COVID-19 pandemic had a favorable impact on net sales in fiscal 2022.

Gross profit was $1,040.3 million for fiscal 2023, a decrease of $172.4 million or 14.2% compared to fiscal 2022. That decrease was primarily driven by lower net sales. Gross margin was 46.9% for fiscal 2023, a decrease of 330 basis points compared to fiscal 2022. The decrease in gross margin was primarily driven by increased supply chain costs, which resulted primarily from excess import freight. We believe the increase in excess import freight, including ocean freight and related port congestion costs, is transitory in nature. In addition, we experienced increases in domestic freight expense due to rising carrier rates and fuel costs, higher shrink costs associated with the start-up of our new omni-channel fulfillment center and lower vendor allowances due to our strategic inventory receipt reduction.

SG&A Expenses were $1,073.5 million for fiscal 2023, an increase of $40.6 million or 3.9% compared to fiscal 2022. This increase was driven by inflationary pressures on labor costs, particularly at our store locations, in addition to energy and commodity costs, which have been partially offset by improved operating efficiencies. In addition, we incurred incremental operating costs for our new omni-channel fulfillment center located in West Jefferson, Ohio and increases in spending on strategic initiatives including pre-opening costs associated with our new and remodeled store locations as well as costs incurred to support several emerging businesses, which we are referring to as our “Blue Ocean” initiatives. As a percentage of net sales, SG&A expenses for fiscal 2023 were 48.4%, an increase of 570 basis points compared to fiscal 2022. This increase was primarily due to our 8.1% total comparable sales decline in fiscal 2023.

Summary of Key Compensation Decisions and Outcomes for Fiscal 2023

In light of our fiscal 2023 financial and operational results, the following is a summary of the key compensation decisions and actions for fiscal 2023 for our Named Executive Officers:

•	Annual base salary rates were increased by the following amounts: Mr. Miquelon, 1.2%; Mr. Susz, 2.1%; Mr. Dryer, 2.5%; Ms. Duliga, 4.4%; Mr. DiTullio, 2.1%; and Mr. Will, 2.1%;

•	Mr. Sekella was hired with an initial base salary rate of $425,000 per year and provided with a negotiated sign-on bonus of $235,085;

•	Based on our actual Credit Facility Adjusted EBITDA results for fiscal 2023, our Named Executive Officers earned no payment under our fiscal 2023 cash-based short-term incentive compensation program;

•	Our Named Executive Officers received grants of service-based stock options and restricted stock units;

•	Mr. Dryer received a grant of restricted stock units in recognition of his service as Interim Chief Financial Officer; and

•

In recognition of Mr. Susz, his estate was provided with a special bonus of $1 million and the exercise periods for his stock options outstanding at the time of his death were extended for the full remaining term of such stock options.

Fiscal 2023 Named Executive Officer Compensation Program

Compensation Philosophy and Objectives

Our Named Executive Officer compensation program has been designed to motivate, reward, attract and retain high caliber management deemed essential to ensure our success. The program seeks to align Named Executive Officer compensation with our short- and long-term objectives, business strategy and financial performance. Our compensation objectives are designed to support these goals by delivering market-reflective competitive salaries, rewarding leadership for delivering on our business strategy, and providing incentive vehicles to connect the executives to the whole Company performance. Our compensation programs for our Named Executive Officers have historically been weighted towards rewarding both short- and long-term performance incentives through a mix of cash and equity compensation, providing our Named Executive Officers with an opportunity to share in the appreciation of our business over time.

We expect and design our compensation philosophy to reflect the following general principles:

•	support our long-term sustainable business growth through attracting and retaining the most innovative, effective, and engaged leaders;

•	apply consistent principles that support ethical leadership of JOANN in the highly competitive retail landscape;

•	consider the marketplace, JOANN performance, and individual contributions when making decisions; and

38

•	create incentives that entice the Named Executive Officers to achieve JOANN’s goals to drive long-term sustainable value for all our stakeholders.

We maintain an annual cash incentive program providing for payouts based on the achievement of Company performance objectives. We also sponsor an equity plan for the grant of equity incentives, pursuant to which we make grants to employees including our Named Executive Officers. These incentive programs are designed to reward achievement of our short-term and long-term business objectives while promoting executive retention and reinforcing executive interest in JOANN and its performance.

We utilize short- and long-term incentive compensation as a key component of our compensation philosophy. As JOANN grows, we intend to continue our emphasis on “at-risk” compensation based on the achievement of objective performance objectives in order to drive superior Named Executive Officer achievement and appropriately align the compensation interests of our Named Executive Officers with the investment interests of our stockholders. We believe that our variable cash incentive programs should emphasize contributions towards Company financial performance, where performance that fails to meet established goals should not be rewarded. Accordingly, if applicable performance goals are not achieved, Named Executive Officers generally do not receive cash incentive payments in respect of that fiscal year.

Below are highlights of our compensation program:

What We Do

Emphasize Company performance-based, at risk compensation

Emphasize the use of stock options to promote executive retention and reward long-term value creation

Offer market-competitive benefits for Named Executive Officers that are generally consistent with the benefits provided to the rest of our team members

Engage an independent compensation consultant to advise our Board on compensation levels and practices

What We Do NOT Do

Do not grant uncapped guaranteed equity compensation

Do not provide significant perquisites

Do not provide any excise tax gross-up benefits

Do not reprice our stock option awards without stockholder approval (our 2021 Plan expressly forbids reducing the exercise price of underwater options without stockholder approval)

We expect that our compensation program will continue to emphasize performance-based cash incentive and equity compensation.

Role of Directors and Management in Determining Executive Compensation

In making executive compensation determinations for fiscal 2023, our Board worked in conjunction with our Chief Executive Officer, or CEO, (other than with respect to his own compensation) to design and administer our executive compensation programs, including our cash incentive plan, in a manner that aligns with our overall compensation philosophy, as discussed above. During fiscal 2023, our Board and our Chief Executive Officer (other than with respect to his own compensation), made compensation decisions with respect to our NEOs, including setting the base cash compensation levels for the NEOs and determining the amounts of stock option awards granted to our NEOs during fiscal 2023. We expect that our Board, in consultation with our CEO (other than with respect to his own compensation), will continue to administer the executive compensation program and make future compensation decisions with respect to our NEOs.

Role of Compensation Consultant in Determining Executive Compensation

In connection with our preparation for our fiscal 2022 initial public offering, the Company engaged Pay Governance, an independent compensation consulting firm, to provide executive compensation advisory services, to provide survey and comparative compensation information and provide guidance in designing our compensation program.

After our initial public offering, the Board continued its retention of Pay Governance as its independent compensation consultant for fiscal 2023. Pay Governance was retained as the advisor to the Company based on their experience with

39

similarly sized companies, including many companies newly entering or returning to the public markets. The Board has assessed the independence of Pay Governance, as required under Nasdaq listing rules. The Board has also considered and assessed all relevant factors, including but not limited to those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act, that could give rise to a potential conflict of interest with respect to Pay Governance. Based on this review, the Company is not aware of any conflict of interest that has been raised by the work performed by Pay Governance.

Among other matters, Pay Governance assisted in fiscal 2023 with a review of overall executive compensation, including base salary, short-term and long-term incentives. Our Board expects to continue to utilize Pay Governance periodically for comparative compensation information and peer group analysis as part of determining and developing compensation packages for our NEOs and directors.

Our peer group was determined based primarily on the following considerations: public companies listed on major U.S. stock exchanges, subject to U.S. securities disclosure rules and similar in size (based generally on revenue, market capitalization and/or enterprise value) and industry to JOANN, plus companies with whom we compete for talent.

Fiscal Year 2023 Peer Group

Tractor Supply Company	Advance Auto Parts, inc.

DICK’S Sporting Goods, Inc.	Foot Locker, Inc.

Williams-Sonoma, Inc.	Ulta Beauty, Inc.

Academy Sports and Outdoors, Inc.	Signet Jewelers Limited

Sally Beauty Holdings, Inc.	Designer Brands Inc.

Party City Holdco Inc.	Five Below Inc.

National Vision Holdings, Inc.	At Home Group Inc.

Chico’s FAS, Inc.	Leslie’s, Inc.

Big 5 Sporting Goods Corporation	The Container Store Group, Inc.

Kirkland’s, Inc.

Principal Elements of Our Named Executive Officer Compensation Program

Historically, and for fiscal 2023, our Named Executive Officer compensation program consisted of the following key elements, each established as part of our program in order to achieve the compensation objective specified below:

Compensation Element	Compensation Objectives Designed to be Achieved and Key Features

Base Salary	Attracts and retains key talent by providing base cash compensation at competitive levels

Cash-Based Incentive Compensation	Provides short-term incentives based on the Company’s annual performance

Equity-Based Compensation	Attracts and retains key talent by providing vehicles to plan for the future

Deferred Compensation Opportunity and Other Retirement Benefits	Creates clarity around termination or change of control events and provide for retention of executives

Severance and Other Benefits Potentially Payable upon Termination of Employment or Change in Control	Creates clarity around termination or change of control events and provide for retention of executives; especially for fiscal 2023, special payments and benefits recognized Mr. Susz and his contributions to the Company

Health and Welfare Benefits	Offers market-competitive benefits

Sign-On Bonus	Offered on a selective basis; attracts and retains key talent by providing additional market-competitive cash compensation

40

Fiscal 2023 Named Executive Officer Compensation

Fiscal 2023 Base Salaries

The base salaries of our NEOs are an important part of their total compensation package, and are intended to reflect their respective positions, duties and responsibilities. Base salary is a visible and stable fixed component of our compensation program. Base salaries for our NEOs were initially established through a variety of factors, including evaluations of the talent market for that role using survey information, peer group data, market comparisons for competitive talent, recommendations of executive recruiters and discussion and approval of the Board in consultation with our Chief Executive Officer and/or Chief Administrative Officer at the time an executive was hired. We intend to continue to evaluate the mix of base salary, short-term incentive compensation and long-term incentive compensation to appropriately align the interests of our NEOs with those of our stockholders.

NEO	Fiscal 2022 Base Salary Rates	Fiscal 2023 Base Salary Rates

Wade Miquelon	$825,000	$835,000

Matt Susz	$475,000	$485,000

Tom Dryer	$251,251	$257,532

Scott Sekella	n/a	$425,000

Janet Duliga	$455,000	$475,000

Christopher DiTullio	$475,000	$485,000

Robert Will	$475,000	$485,000

Mr. Susz’s base salary was provided to him through June 14, 2023, and Mr. Sekella was hired in September 2022 with a newly-negotiated base salary rate.

Fiscal 2023 Short-Term Incentive Plan

We consider annual cash incentive awards to be an important component of our total compensation program and provide incentives necessary to retain the Named Executive Officers. For fiscal 2023, JOANN maintained a cash-based short-term incentive compensation program in which certain team members, including our NEOs, participate (the “STI Plan”). The STI Plan was based on the achievement of the following Credit Facility Adjusted EBITDA (as defined below) targets, which were calculated consistently with our credit facilities:

Credit Facility Adjusted EBITDA Goal	Credit Facility Adjusted EBITDA (in millions)

Threshold (30% payout)	$253.3

Target (100% payout)	$265.3

Maximum (200% payout)	$287.5

Each NEO is eligible to receive an annual performance-based cash incentive payout based on a specified target annual bonus award amount, expressed as a percentage of the NEO’s base salary. Payments were determined based on linear interpolation between threshold and target, and target and maximum performance levels, as follows:

Financial Goal Achievement (in millions)	Percentage of Target Annual Cash Incentive Earned

Below $253.3	0%

$253.3	30% of the Target Incentive

$253.3-$265.3	30% - 100% of the Target Incentive

$265.3	100% of the Target Incentive

$265.3-$287.5+	100% - 200% of the Target Incentive

41

For purposes of the STI Plan, we use Credit Facility Adjusted EBITDA. Credit Facility Adjusted EBITDA is a non-GAAP measure. We define Credit Facility Adjusted EBITDA as net income (loss) plus income tax provision, interest expense, net and depreciation and amortization, as further adjusted to eliminate the impact of certain non-cash items and other items that we do not consider indicative of our ongoing operating performance, including debt related loss (gain), gains on sale leasebacks, costs related to strategic initiatives, COVID-19 costs, technology development expense, stock-based compensation expense, loss on disposal and impairment of fixed and operating lease assets, goodwill and trade name impairment, sponsor management fees and other one-time costs as permitted by our credit facilities.

In fiscal 2023, our NEOs participated in our annual cash incentive bonus program at the following target percentages of base salary (with Mr. Sekella’s award prorated due to his commencement of service on September 26, 2022):

NEO	Target Percentage

Wade Miquelon	100%

Matt Susz	75%

Tom Dryer	30%

Scott Sekella	50%

Janet Duliga	75%

Christopher DiTullio	75%

Robert Will	75%

For fiscal 2023, our Board determined our Credit Facility Adjusted EBITDA to be $166.7 million. Accordingly, no payout was earned under the STI Plan.

While we provide details of our incentive programs, financial targets disclosed in these discussions are done so in the limited context of our incentive plans; they are not statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

Fiscal 2023 Equity Awards

We view equity-based compensation as a critical component of our balanced total compensation program. Equity-based compensation creates a long-term investment rewarding time and effort among our employees, including our Named Executive Officers, that provides an incentive to contribute to the continued growth and development of our business. In addition, equity awards help align the compensation interests of our employees, including the Named Executive Officers, with the investment interests of our stockholders. To do this effectively, we use stock options as a key equity incentive vehicle. Because our Named Executive Officers are able to benefit from stock options only if the market price of our common stock increases relative to the option’s exercise price, we believe stock options provide meaningful incentives to our Named Executive Officers to achieve increases in the value of our stock over time and are an effective tool for meeting our compensation goal of increasing long-term stockholders value by tying the value of the stock options to our future performance. Going forward, we may use stock options, restricted stock units, and other types of equity-based awards, as we deem appropriate, to offer our team members, including our NEOs, long-term equity incentives that align their interests with the long-term interests of our stockholders.

We do not currently have any formal policy for determining the number of equity-based awards to grant to NEOs.

In connection with our initial public offering in early 2021, we adopted our 2021 Equity Incentive Plan, (the “2021 Plan”), to facilitate the grant of cash and equity incentives to directors, team members (including our Named Executive Officers) and consultants of the Company and certain of its affiliates. These awards are intended to enable the Company and certain of its affiliates to obtain and retain services of these individuals, which is essential to our long-term success.

Of the grant-date value of each named executive officer’s awards, approximately 1/3 were granted in the form of restricted stock units and approximately 2/3 were granted in the form of nonqualified stock options with an exercise price equal to the offering price of $10.69. The number of options was determined by multiplying the number of restricted stock units to be awarded to each grantee by six which approximated the Black-Scholes methodology value as of the grant date. The restricted stock unit awards will vest in three ratable annual installments on each of the first three anniversaries of the grant date and the

42

stock options will vest in four ratable annual installments on each of the first four anniversaries of the grant date, in each case generally subject to the executive’s continued service through the applicable vesting date; provided that such restricted stock unit awards and stock option awards will continue to vest in the event of a qualifying retirement. Mr. Sekella’s awards were prorated due to his commencement of employment in September 2022. Mr. Sekella’s nonqualified stock options were granted with an exercise price equal to the offering price of $6.07.

The following table shows the aggregate number of shares of our common stock subject to the equity awards granted to our named executive officers in fiscal 2023:

NEO	Restricted Stock Units	Stock Options

Wade Miquelon	60,919	365,516

Matt Susz	23,589	141,538

Tom Dryer	18,507	0

Scott Sekella	7,951	47,704

Janet Duliga	23,103	138,619

Christopher DiTullio	23,589	141,538

Robert Will	23,589	141,538

These new 2022 awards to Mr. Susz were forfeited in connection with his death in June 2022. Mr. Dryer received a grant of 4,864 restricted stock units in February 2022 as part of his fiscal 2023 compensation. In recognition of Mr. Dryer’s service as Interim Financial Officer from June 2022 to September 2022, on September 28, 2022, Mr. Dryer was awarded a special grant of 13,643 restricted stock units, for a total of 18,507 restricted stock units granted in fiscal 2023.

Sign-On Bonus

Mr. Sekella joined us in September 2022, and received a sign-on bonus of $235,085 that is subject to recoupment in whole by the Company for a qualifying termination of employment within two years.

Perquisites and Other Benefits

We provide select perquisites and personal benefits to our NEOs to aid in the performance of their respective duties and to provide competitive compensation with executives with similar positions and levels of responsibilities. For fiscal 2023, an annual executive health physical exam was offered to all of our NEOs, and Messrs. Susz, DiTullio, Will and Miquelon used this benefit. In addition, each of our NEOs, other than Mr. Miquelon, received a monthly cell phone allowance. During fiscal 2023, Mr. Sekella received relocation benefits from us. As a result of Mr. Sekella’s negotiations with us when he joined the Company, we provided Mr. Sekella with perquisite tax gross-ups regarding his relocation benefits and his sign-on bonus.

No Excise Tax Gross-Ups

We do not provide any excise tax “gross-ups” to our NEOs in connection with any potential change in control transactions.

Health/Welfare Plans

All of our full-time team members, including our NEOs, are eligible to participate on essentially the same terms and conditions in our health and welfare plans, including:

•	medical, dental and vision benefits;

•	medical and dependent care flexible spending accounts;

•	health savings account;

•	short-term and long-term disability insurance; and

•	basic, supplemental, spousal, and dependent life insurance.

43

We believe the benefits described above are necessary and appropriate to provide a competitive compensation package to our NEOs.

401(k) Plan

We currently maintain a 401(k) retirement savings plan for our team members, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on essentially the same terms as our other employees. They are eligible to contribute up to 2% of their eligible compensation on a pre-tax basis through contributions to the 401(k) plan, subject to applicable annual tax code limits. All participants’ interests in their deferrals are 100% vested when contributed. The 401(k) plan permits us to make matching contributions to eligible participants. We match contributions made by participants in the 401(k) plan who are highly compensated employees up to 1% of the employee contributions if they contribute 2%. Company matching contributions vest in three ratable installments beginning with the second year of the participant’s service such that contributions are vested following four years of completed service. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our team members, including our NEOs, in accordance with our compensation policies.

Other Retirement Plans

We also offer a nonqualified deferred compensation plan, the Jo-Ann Stores, Inc. Deferred Compensation Plan, with a match of up to 2% to highly compensated employees, including our NEOs. The purpose of this plan is for participants to benefit from tax advantages by deferring a greater percentage of their compensation (and current income taxes) than is allowed by the IRS in a qualified retirement plan, such as our 401(k) plan. Participants, including our NEOs, may defer up to 75% of their salary and/or up to 100% of their cash bonus. Company matching contributions vest in three ratable installments beginning after two full years of service such that contributions are vested following four years of completed service.

Participants are generally eligible to receive distributions of their accounts upon a separation from service from the Company or due to their death or disability.

Employee Stock Purchase Plan

In fiscal 2023, we implemented an Employee Stock Purchase Plan (“ESPP”). Through the ESPP, eligible employees can purchase the Company’s shares through payroll deductions from 1% to 15% of their compensation up to $25,000 per year. The purchase price is the lower of 85% of the share price on the first day of the offering period or 85% of the share price on the purchase date. During fiscal 2023, there were two offering periods, the first commencing January 1, 2022 and ending June 30, 2022, and the second commencing July 1, 2022 and ending December 31, 2022.

Severance and Other Benefits Payable Upon Termination of Employment or Change in Control

Our NEOs are party to severance agreements and equity award arrangements with us, pursuant to which they are entitled to receive certain benefits upon qualifying terminations and/or following a change in control. In addition, Mr. Susz passed away unexpectedly in June 2022, and in connection with his death his estate was provided with certain compensation and benefits. See “—Named Executive Officer Employment or Severance Agreements” below for more information about these agreements and “—Potential Payments Upon Termination or Change in Control” for additional information regarding these benefits and compensation.

During fiscal 2023, we also updated our equity compensation award agreements to establish a new retirement policy. Under this new retirement treatment, new and existing equity awards will continue to vest following a participant’s retirement (when the awardee is at least age 55 and has a combined age and years of credited employment service equal to or in excess of 65), and stock options will remain vested for the full original term of the stock options. For tax reasons, this retirement treatment commenced for 2021 restricted stock unit grants starting January 1, 2023 and will commence for 2022 restricted stock unit grants starting January 1, 2024.

44

Anti-Hedging/Anti-Pledging Policy

JOANN considers it inappropriate for any officers, directors and employees of the Company and its subsidiaries to engage in any transaction in which they may profit from short-term speculative swings in the value of JOANN’s securities or pledge JOANN’s stock in lending transactions. Under the Company’s Insider Trading Compliance Policy, officers, directors and employees of the Company and its subsidiaries are prohibited from engaging in the following types of transactions involving Company securities:

•	short sales, meaning sales of securities that are not then owned and sales with delayed delivery;

•	transactions in options, such as puts, calls and other derivative securities;

•	purchasing Company securities on margin and pledging Company securities to secure margin or other loans; and

•

hedging transactions, meaning purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities or that otherwise reduces or eliminates the economic consequences of the ownership of a security.

45

COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Fiscal 2023 Summary Compensation Table

The following table summarizes the total compensation paid to or earned by the NEOs in fiscal 2023 and 2022:

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(5)	Total ($)

Wade Miquelon	2023	834,231	—	626,247	1,275,651	—	4,049	2,740,177

President and Chief Executive Officer	2022	825,000	206,250	464,052	932,765	—	3,791	2,431,858

	2021	825,000	337,261	—	90,012	2,475,000	5,645	3,732,918

Matt Susz(5)	2023	185,769	—	242,495	493,968	—	1,006,966	1,929,199

Former Executive Vice President, Chief Financial Officer	2022	472,533	59,116	118,740	238,688	—	24,968	914,044

	2021	450,562	364,900	—	42,863	547,350	13,910	1,419,585

Tom Dryer(6)	2023	257,532	—	150,005	—	—	5,745	413,282
Vice President, Former Interim Chief Financial Officer

Scott Sekella(8)	2023	147,115	150,000	48,263	77,280	—	154,955	576,813
Senior Vice President, Chief Financial Officer

Janet Duliga	2023	473,462	—	237,499	483,780	—	13,606	1,208,346

Executive Vice President, Chief Administrative Officer	2022	450,928	56,402	109,992	221,100	—	24,149	862,571

	2021	432,437	351,900	—	42,863	527,850	24,140	1,379,190

Christopher DiTullio	2023	484,231	—	242,495	493,968	—	4,825	1,225,519

Executive Vice President, Chief Customer Officer	2022	470,957	58,950	118,740	238,688	—	4,609	891,944

	2021	435,540	355,264	—	42,863	532,896	5,059	1,371,622

Robert Will	2023	484,231	—	242,495	493,968	—	1,775	1,222,469

Executive Vice President, Chief Merchandising Officer	2022	469,054	58,750	118,740	238,688	—	1,684	886,915

	2021	422,263	343,620	—	42,863	515,430	11,658	1,335,834

(1)

The amounts reported in the “Salary” column for fiscal 2023 include amounts deferred into our 401(k) plan by the NEOs for fiscal 2023 as follows: for Mr. Miquelon, $6,115, for Mr. Susz, $4,745, for Mr. Dryer, $6,114, for Mr. Sekella, $1,962, for Ms. Duliga, $6,159 and for Mr. DiTullio, $6,100. For additional information about the NEOs’ base salaries, see “Fiscal 2023 Named Executive Officer Compensation—Fiscal 2023 Base Salaries” above under the CD&A.

(2)	The amounts reported in the “Bonus” column for fiscal 2023 reflect a sign-on bonus paid to Mr. Sekella when he joined the Company, as negotiated between Mr. Sekella and the Company.

(3)

The amounts reported for fiscal 2023 reflect the aggregate grant date fair value of restricted stock unit awards granted during fiscal 2023 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the NEOs. Assumptions used in the calculation of these amounts for fiscal 2023 are included in Note 10 to the financial statements included in our Annual Report on Form 10-K for the year ended January 28, 2023. For additional information about these equity awards, see “Fiscal 2023 Named Executive Officer Compensation—Fiscal 2023 Equity Awards” above under the CD&A.

(4)

Amounts reported for fiscal 2023 reflect the aggregate grant date fair value of stock options granted during fiscal 2023 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. Assumptions used in the calculation of these amounts for fiscal 2023 are included in Note 10 to the financial statements included in our Annual Report on Form 10-K for the year ended January 28, 2023. For additional information about these equity awards, see “Fiscal 2023 Named Executive Officer Compensation—Fiscal 2023 Equity Awards” above under the CD&A.

(5)	Amounts reported for fiscal 2023 reflect:

•	for Mr. Miquelon: (a) a $3,058 401(k) plan Company matching contribution; and (b) life insurance premiums equal to $991 paid by the Company on Mr. Miquelon’s behalf;

46

•

for Mr. Susz: (a) a $2,429 401(k) plan Company matching contribution; (b) life insurance premiums equal to $287 paid by the Company on Mr. Susz’s behalf; (c) a $3,750 contribution made by the Company to the non-qualified deferred compensation plan account of Mr. Susz; (d) a $100 monthly cell phone allowance for four months; and (e) a $1,000,000 special bonus awarded by the Compensation Committee in recognition of his service to the Company;

•

for Mr. Dryer: (a) a $3,056 401(k) plan Company matching contribution; (b) life insurance premiums equal to $304 paid by the Company on Mr. Dryer’s behalf, (c) a $1,185 contribution made by the Company to the non-qualified deferred compensation plan account of Mr. Dryer; and (d) a $100 monthly cell phone allowance;

•

for Mr. Sekella: (a) a $981 401(k) plan Company matching contribution; (b) life insurance premiums equal to $223 paid by the Company on Mr. Sekella’s behalf; (c) a $100 monthly cell phone allowance; (d) $45,000 in relocation benefits; (e) a tax gross-up of $85,085 relating to his sign-on bonus; and (f) a tax gross-up of $22,466 relating to his relocation benefits;

•

for Ms. Duliga: (a) a $3,072.43 401(k) plan Company matching contribution; (b) life insurance premiums equal to $563 paid by the Company on Ms. Duliga’s behalf; (c) a $8771 contribution made by the Company to the non-qualified deferred compensation plan account of Ms. Duliga; and (d) a $100 monthly cell phone allowance;

•

for Mr. DiTullio: (a) a $3,050 401(k) plan Company matching contribution; (b) life insurance premiums equal to $575 paid by the Company on Mr. DiTullio’s behalf; and (c) a $100 monthly cell phone allowance; and

•	for Mr. Will: (a) life insurance premiums equal to $575 paid by the Company on Mr. Will’s behalf; and (b) a $100 monthly cell phone allowance.

(6)	Mr. Susz served as Executive Vice President, Chief Financial Officer until June 14, 2022.

(7)	Mr. Dryer served as Vice President, Interim Chief Financial Officer from June 15, 2022 through September 25, 2022.

(8)	Mr. Sekella was appointed Senior Vice President, Chief Financial Officer effective September 26, 2022 and was appointed Executive Vice President, Chief Financial Officer effective March 31, 2023.

47

Grants of Plan-Based Awards in Fiscal 2023

The following table provides information regarding all grants of plan-based awards to our NEOs occurring during fiscal 2023:

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)

Wade Miquelon	n/a	250,500	835,000	1,670,000	—	—	—	—

	02/24/2022	—	—	—	60,919	—	—	626,247

	02/24/2022	—	—	—	—	365,516	10.69	1,275,651

Matt Susz	n/a	109,125	363,750	727,500	—	—	—	—

	02/24/2022	—	—	—	23,589	—	—	242,495

	02/24/2022	—	—	—	—	141,538	10.69	493,968

Tom Dryer	n/a	23,178	77,260	154,520	—	—	—	—

	2/24/2022	—	—	—	4,864	—	—	50,002

	9/28/2022	—	—	—	13,643	—	—	100,003

Scott Sekella	n/a	63,750	212,500	425,000	—	—	—	—

	11/16/2022	—	—	—	7,951	—	—	48,263

	11/16/2022	—	—	—	—	47,704	6.07	77,280

Janet Duliga	n/a	106,875	356,250	712,500	—	—	—	—

	2/24/2022	—	—	—	23,103	—	—	237,499

	2/24/2022	—	—	—	—	138,619	10.69	483,780

Christopher DiTullio	n/a	109,125	363,750	727,500	—	—	—	—

	02/24/2022	—	—	—	23,589	—	—	242,495

	02/24/2022	—	—	—	—	141,538	10.69	493,968

Robert Will	n/a	109,125	363,750	727,500	—	—	—	—

	02/24/2022	—	—	—	23,589	—	—	242,495

	02/24/2022	—	—	—	—	141,538	10.69	493,968

(1)

Each of the NEOs was granted a cash incentive award opportunity under the STI Plan for fiscal 2023 based on the achievement of specified Credit Facility Adjusted EBITDA performance goals. For additional discussion of these payment opportunities and actual results, see “Fiscal 2023 Named Executive Officer Compensation—Fiscal 2023 Short-Term Incentive Plan” and the Fiscal 2023 Summary Compensation Table above.

(2)

On February 24, 2022, each of the NEOs other than Mr. Sekella received a grant of restricted stock units under the 2021 Plan (Mr. Sekella’s grant date was November 16, 2022). Mr. Dryer received an additional grant of restricted stock units on September 28, 2022. The restricted stock units generally vest in substantially equal annual installments over a period of three years, subject to the executive’s continued service through the applicable vesting dates.

(3)

On February 24, 2022, each of the NEOs other than Messrs. Dryer and Sekella received a stock option grant under the 2021 Plan (Mr. Sekella’s grant date was November 16, 2022). The options generally vest in substantially equal annual installments over a period of four years, subject to the executive’s continued service through the applicable vesting dates.

(4)

Amounts reflect the grant date fair values of the stock awards and option awards granted during fiscal 2023 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the NEO.

For further discussion of these equity awards, see “Fiscal 2023 Named Executive Officer Compensation—Fiscal 2023 Equity Awards” above under the CD&A.

48

Named Executive Officer Employment or Severance Agreements

We are a party to an individual employment agreement with our President and Chief Executive Officer (the “CEO Agreement”) and to severance agreements with our other NEOs. The following section provides information concerning the general terms of our Chief Executive Officer’s employment agreement. For more information about the severance agreements and compensation and benefits payable under the employment agreement and the severance agreements for certain terminations or departure scenarios, please see “—Potential Payments Upon Termination or Change in Control” below.

In January 2019, we entered into an employment agreement with Mr. Miquelon providing for his employment as our President and Chief Executive Officer, as well as an amended and restated severance agreement providing for severance payments and benefits upon certain qualifying terminations of Mr. Miquelon’s employment, which we refer to as the CEO Agreement. The CEO Agreement provides for a five-year term of employment, subject to earlier termination pursuant to the terms of the CEO Agreement.

Pursuant to the CEO Agreement, Mr. Miquelon was entitled to an initial annual base salary of $825,000. The CEO Agreement also provides that Mr. Miquelon is eligible to receive an annual performance-based cash bonus, with a target bonus opportunity equal to 100% of his annual base salary and a maximum annual incentive opportunity of 200% of Mr. Miquelon’s target bonus opportunity. The CEO Agreement also provided for an additional option grant to Mr. Miquelon to purchase 223,290 shares of common stock.

49

Outstanding Equity Awards at Fiscal 2023 Year-End Table

The following table summarizes the outstanding stock options and restricted stock units held by our NEOs as of January 28, 2023:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Wade Miquelon	04/20/2016	343,523	0	6.99	4/4/2026	—	—
	03/21/2019	133,974	89,316	11.18	3/21/2029	—	—
	04/06/2020	72,139	108,210	1.17	3/31/2030	—	—
	03/11/2021	58,007	174,024	12.00	3/10/2031	—	—
	02/24/2022	0	365,516	10.69	2/24/2032	—	—
	03/17/2021	—	—	—	—	25,782	96,683
	02/24/2022	—	—	—	—	60,919	228,446

Matt Susz	04/20/2016	42,940	0	6.99	4/20/2026	—	—
	06/28/2018	25,764	0	10.08	6/28/2028	—	—
	03/21/2019	64,410	0	11.18	3/21/2029	—	—
	04/06/2020	34,352	0	1.17	3/31/2030	—	—
	03/11/2021	14,843	0	12.00	3/10/2031	—	—
	02/24/2022	0	0	10.69	2/24/2032	—	—

Tom Dryer	07/14/2021	—	—	—	—	1,085	4,069
	02/24/2022	—	—	—	—	4,864	18,240
	09/28/2022	—	—	—	—	13,643	51,161

Scott Sekella	11/16/2022	0	47,704	6.07	11/16/2032	—	—
	11/16/2022	—	—	—	—	7,951	29,816
Janet Duliga	03/15/2016	117,227	0	6.99	2/23/2026	—	—
	03/21/2019	45,602	30,402	11.18	3/21/2029	—	—
	04/06/2020	34,352	51,528	1.17	3/31/2030	—	—
	03/11/2021	13,750	41,250	12.00	3/10/2031	—	—
	02/24/2022	0	138,619	10.69	2/24/2032	—	—
	03/17/2021	—	—	—	—	6,111	22,916
	02/24/2022	—	—	—	—	23,103	86,636

Christopher DiTullio	06/10/2016	117,227	0	7.81	6/1/2026	—	—
	03/21/2019	45,602	30,402	11.18	3/21/2029	—	—
	04/06/2020	34,352	51,528	1.17	3/31/2030	—	—
	03/11/2021	14,843	44,532	12.00	3/10/2031	—	—
	02/24/2022	0	141,538	10.69	2/24/2032	—	—
	03/17/2021	—	—	—	—	6,597	24,739
	02/24/2022	—	—	—	—	23,589	88,459

Robert Will	09/13/2016	117,227	0	8.85	9/13/2026	—	—
	03/21/2019	45,602	30,402	11.18	3/21/2029	—	—
	04/06/2020	34,352	51,528	1.17	3/31/2030	—	—
	03/11/2021	14,843	44,532	12.00	3/10/2031	—	—
	02/24/2022	0	141,538	10.69	2/24/2032	—	—
	03/17/2021	—	—	—	—	6,597	24,739
	02/24/2022	—	—	—	—	23,589	88,459

(1)

Each of these stock option grants generally vests in annual installments over a period of five years, with 40% of the shares covered by such option vesting on the two-year anniversary of the vesting commencement date, and an additional 20% vesting on each of the following three anniversaries thereof, subject to the executive’s continued service through the applicable vesting dates.

(2)

These stock options generally vest in substantially equal annual installments over a period of four years from the date of grant, subject to the executive’s continued service through the applicable vesting dates.

(3)

These restricted stock units generally vest in substantially equal annual installments over a period of three years from the date of grant, subject to the executive’s continued service through the applicable vesting dates.

(4)	These amounts were calculated based upon the closing price of our common stock on January 27, 2023 of $3.75 per share.

50

Fiscal 2023 Option Exercises and Stock Vested Table

The following table summarizes the number of stock awards vested during fiscal 2023. Note that no stock options were exercised by our NEOs in fiscal 2023.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Wade Miquelon	—	—	12,889	167,299

Matt Susz	—	—	3,298	42,808

Tom Dryer	—	—	542	4,379

Scott Sekella	—	—	—	—

Janet Duliga	—	—	3,055	39,654

Christopher DiTullio	—	—	3,298	42,808

Robert Will	—	—	3,298	42,808

(1)

The value realized on the exercise of stock options is the difference between the exercise price and the fair market value (closing price, or most recent closing price) of our common stock on the date of exercise.

Fiscal 2023 Nonqualified Deferred Compensation Table

We maintain a nonqualified deferred compensation plan for a select group of our highly compensated employees, in which plan all of our NEOs are eligible to participate. The following table contains information regarding the nonqualified deferred compensation plan for fiscal 2023:

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)

Wade Miquelon	—	—	—	—	—

Matt Susz	9,376	3,750	(36,354)	499,723	0

Tom Dryer	2,370	1,185	(2,089)	—	80,180

Scott Sekella	—	—	—	—	—

Janet Duliga	17,541	8,771	(23,618)	—	232,557

Christopher DiTullio	—	—	—	—	—

Robert Will	—	—	—	—	—

(1)	The amounts reported for our NEOs in this column are included in the “Salary” column of the Fiscal 2023 Summary Compensation Table above.

(2)	The amounts reported for our NEOs in this column are included in the “All Other Compensation” column of the Fiscal 2023 Summary Compensation Table above.

(3)	These amounts are not reported in the Fiscal 2023 Summary Compensation Table above.

(4)	Of the amounts reported in this column, the following amounts were previously reported as compensation in previous years’ Summary Compensation Tables: Ms. Duliga, $116,345.

As reflected in the table above, we maintain a nonqualified deferred compensation plan, the Jo-Ann Stores, Inc. Deferred Compensation Plan, with a match of up to 2% to participating highly compensated employees, including our NEOs. The purpose of this plan is for participants to benefit from tax advantages by deferring a greater percentage of their compensation (and current income taxes) than is allowed by the IRS in a qualified retirement plan, such as our 401(k) plan. Participants, including our NEOs, may defer up to 75% of their salary and/or up to 100% of their annual incentive or cash bonus. Company matching contributions vest in three ratable installments beginning after two full years of service such that contributions are

51

vested following four years of completed service. Participants are generally eligible to receive distributions of their accounts upon a separation from service from the Company or due to their death or disability. Participants elect investment choices from a variety of options and asset classes, and such elections can be modified on an annual basis during open enrollment.

Potential Payments Upon Termination or Change in Control

In this section, we describe payments that may be made to our continuing NEOs (which exclude Mr. Susz) upon events of termination or change in control, assuming the termination event or change in control occurred on January 28, 2023, the last business day of fiscal 2023 (except as otherwise noted). In addition, Mr. Susz unexpectedly ceased serving as our Chief Financial Officer in 2022, and his estate received certain compensation and benefits in connection with his death, as further described above.

We have entered into certain severance and equity agreements with each of our Named Executive Officers, as described below, that provide for potential payments upon either a termination of employment or upon a change in control.

Wade Miquelon

In January 2019, we entered into the CEO Agreement with Mr. Miquelon providing for his employment as our President and Chief Executive Officer, as well as an amended and restated severance agreement providing for severance payments and benefits upon certain qualifying terminations of Mr. Miquelon’s employment. Pursuant to this CEO Agreement, if Mr. Miquelon’s employment is terminated by us without Cause prior to a Change of Control (each as defined below), then, subject to his timely signing and non-revocation of a release of claims, he will be entitled to: (1) an 18-month continuation of his base salary, payable in accordance with the Company’s normal payroll practices; (2) a pro rata short-term incentive payment that would have been earned for the year in which termination occurs; (3) all long-term equity incentives will be subject to repurchase in accordance with the Stockholders Agreement; (4) outplacement services; (5) subject to his timely election pursuant to COBRA, reimbursement for up to 18 months of continued group health premiums; and (6) group term life insurance for up to 18 months following the termination.

In the event Mr. Miquelon’s employment is terminated by us without Cause or by Mr. Miquelon for Good Reason (as defined below) within the period commencing six months prior to and ending twenty-four months following a Change of Control, then, subject to his timely signing and non-revocation of a release of claims, he will be entitled to: (1) a lump sum cash payment equal to two times the sum of (A) his base salary and (B) the greater of (i) his average annual cash bonus over the prior three completed fiscal years (or such lesser number of years Mr. Miquelon was employed with us) and (ii) his target annual bonus for the year in which termination occurs; (2) a pro rata target annual bonus with respect to the year in which termination occurs; provided, that if such termination occurs after the end of a bonus year but prior to when bonuses have been paid to similarly situated executives, the actual annual bonus to which Mr. Miquelon would have been entitled had he remained employed through the payment date; (3) all long-term equity incentives will be subject to repurchase in accordance with the Stockholders Agreement; (4) outplacement services; (5) a lump sum payment equal to 24 months of continued COBRA coverage; and (6) group term life insurance for up to 24 months following the termination; provided, that, if Mr. Miquelon’s employment is terminated by us without Cause or by Mr. Miquelon for Good Reason within 6 months prior to and in connection with a Change of Control, Mr. Miquelon will be entitled to the foregoing benefits immediately following Change of Control, reduced by any severance benefits Mr. Miquelon already received under the CEO Agreement. In addition, the CEO Agreement provides that any payments or benefits payable to Mr. Miquelon in connection with a Change of Control shall be subject to a Section 280G “best net” cutback.

For purposes of the CEO Agreement, “Cause” means one or more of the following: (1) the executive’s conviction for committing an act of fraud, embezzlement, theft or other criminal act constituting a felony; (2) the executive’s commission of an act or omission reasonably likely to result in a conviction for fraud, embezzlement, theft or other criminal violation constituting a felony; (3) the engaging by the executive in gross negligence or gross misconduct (including dishonesty, disloyalty or misappropriation) that is materially and demonstrably injurious to the Company; (4) the executive’s material breach of the Company’s Code of Business Conduct; (5) the continued failure by executive to substantially perform his normal duties (other than any such failure resulting from executive’s illness or injury), after a written demand for substantial performance is delivered to executive that specifically identifies the manner in which the Company believes that executive has not substantially performed his/her duties, and executive has failed to remedy the situation within 30 days of receiving such notice; or (6) the continued failure by the executive to achieve agreed upon performance goals after a written notice of such

52

deficiencies is delivered to executive, and executive has failed to come into compliance with the agreed-upon performance goals within a time period designated by the Company which time period shall be a minimum of 30 days from the receipt of such notice.

For purposes of the CEO Agreement, “Change of Control” means (1) the sale of all or substantially all of the assets of Jo-Ann Stores, LLC, JOANN Inc., or any wholly owned subsidiary of JOANN Inc. that is situated between JOANN Inc. and Jo-Ann Stores, LLC, or an Intermediate Subsidiary, to any other person or entity (other than Jo-Ann Stores, LLC, any of its subsidiaries, LGP, or any employee benefit plan maintained by Jo-Ann Stores, LLC or any of its subsidiaries), or (2) a change in beneficial ownership or control of Jo-Ann Stores, LLC, JOANN Inc. or any Intermediate Subsidiary effected through a transaction or series of transactions (other than an offering of common stock or other securities to the general public through a registration statement filed with the SEC) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than Jo-Ann Stores, LLC, any of its subsidiaries, LGP, or any employee benefit plan maintained by Jo-Ann Stores, LLC or any of its subsidiaries), directly or indirectly acquires beneficial ownership of securities of Jo-Ann Stores, LLC, JOANN Inc. or any Intermediate Subsidiary possessing more than 50% of the total combined voting power of such entity’s securities outstanding immediately after such acquisition.

For purposes of the CEO Agreement, “Good Reason” means, on or after a Change of Control, any material adverse change by the Company in the executive’s job title, duties, responsibility or authority; failure by the Company to pay the executive any amount of base salary or bonus when due; any material diminution of executive’s base salary (other than such a material diminution that is applied on a substantially comparable basis to similarly-situated team members of the Company); any material reduction in the executive’s short-term incentive compensation opportunities; the termination or denial of the executive’s right to participate in material employment related benefits that are offered to similarly-situated team members of the Company; the movement of the executive’s principal location of work to a new location that is in excess of 50 miles from the executive’s principal location of work as of the date hereof without the executive’s consent; or failure by the Company to require any successor to assume and agree to perform the Company’s obligations as successors to the Company; provided that none of the events described in this definition of Good Reason shall constitute Good Reason unless the executive notifies the Company in writing of the event that is purported to constitute Good Reason (which notice is provided not later than the 30th day following the occurrence of the event purported to constitute Good Reason) and then only if the Company fails to cure such event within 30 days after the Company’s receipt of such written notice.

Mr. Miquelon is subject to two-year post-termination non-competition and non-solicitation of customers and employees covenants, as well as perpetual confidentiality and non-disparagement covenants.

Other Continuing Named Executive Officers

During fiscal 2023, we were also a party to a severance agreement with each of the other NEOs that provided for severance payments and benefits upon certain qualifying terminations of the NEO’s employment (we refer to each of these agreements as an NEO Agreement). Mr. Susz did not receive any compensation or benefits under his NEO Agreement as a result of his death in June 2022.

Pursuant to the NEO Agreement, if the NEO’s employment is terminated by us without Cause prior to a Change of Control (each as defined below), then, subject to the NEO’s timely signing and non-revocation of a release of claims, the NEO will be entitled to: (1) an 18-month continuation of the NEO’s base salary, payable in accordance with the Company’s normal payroll practices; (2) a pro rata short-term incentive payment that would have been earned for the year in which termination occurs; (3) all long-term equity incentives will be subject to repurchase in accordance with the Stockholders Agreement; and (4) outplacement services.

In the event the NEO’s employment is terminated by us without Cause or by the NEO for Good Reason (as defined below) within the period commencing six months prior to and ending 12 months following a Change of Control (as defined below), then, subject to the NEO’s timely signing and non-revocation of a release of claims, the NEO will be entitled to: (1) a 24-month continuation of the NEO’s base salary, payable in accordance with the Company’s normal payroll practices in effect at the applicable time, (2) the NEO’s short-term incentive payment for the year in which termination occurs equal to the greater of (A) the NEO’s average annual cash bonus over the prior three completed fiscal years (or such lesser number of years the NEO was employed with us) and (B) the NEO’s target annual bonus for the year in which termination occurs; (3) all long-term incentives will be subject to repurchase in accordance with the Stockholders Agreement; and (4) outplacement services.

For purposes of the NEO Agreement, “Cause,” “Change of Control” and “Good Reason” have the same respective meanings as in the CEO Agreement. The NEO Agreement also contains an 18-month post-termination non-competition covenant and a non-solicitation of customers and employees covenant, as well as perpetual confidentiality and non-disparagement covenants.

53

Option and Restricted Stock Unit Agreements

The option and restricted stock unit agreements entered into with each of our NEOs provide for full acceleration of the NEO’s stock options and restricted stock units in the event the NEO’s employment with or service to us is terminated by us without Cause or by the NEO for Good Reason within one year following a Change in Control, and for the continued exercisability of the stock options for up to four years from the commencement of vesting. In addition, new and existing stock option and restricted stock unit awards will continue to vest following an NEO’s retirement (when the NEO is at least age 55 and has a combined age and years of credited employment service equal to or in excess of 65), and the stock options will remain vested for the full original term of the stock options. For tax reasons, this retirement treatment commenced for 2021 restricted stock unit grants starting January 1, 2023 and will commence for 2022 restricted stock unit grants starting January 1, 2024.

For purposes of these acceleration provisions, “Cause” and “Good Reason” have the same respective meanings as in the NEO Agreements, but “Change in Control” is defined in the 2021 Plan, and generally occurs where a person, entity or group comes to beneficially own more than 50% of the voting securities of the Company (subject to certain limited exceptions described in the 2021 Plan, including certain ownership by LGP), or where there is a turnover in a majority of the Board (again, subject to exceptions and as further described in the 2021 Plan), or upon the consummation of certain corporate transactions representing a change in ownership or effective control of the Company, subject to certain exceptions, as described in the 2021 Plan.

54

Tabular Summary of Potential Payments Upon Termination or Change in Control

The following table summarizes the payments that would be made to our continuing NEOs upon the occurrence of certain qualifying terminations of employment or a change in control, in any case, occurring on January 28, 2023 (the last business day of our most recently completed fiscal year):

Name	Benefit	Termination Without Cause (no Change in Control) ($)	Change in Control (no Termination) ($)	Termination Without Cause or for Good Reason in Connection with a Change in Control ($)

Wade Miquelon	Cash	$2,087,500	—	$3,340,000

	Equity Acceleration	—	$604,311	—

	All Other Payments or Benefits	$56,557	—	$70,409

	Total	$2,144,057	$604,311	$3,410,409

Tom Dryer	Cash	$334,791	—	$463,557

	Equity Acceleration	—	$73,470	—

	All Other Payments or Benefits	$15,000	—	$15,000

	Total	$349,791	$73,470	$478,557

Scott Sekella	Cash	$850,000	—	$1,062,500

	Equity Acceleration	—	$29,816	—

	All Other Payments or Benefits	$15,000	—	$15,000

	Total	$865,000	$29,816	$1,077,500

Janet Duliga	Cash	$1,068,750	—	$1,306,250

	Equity Acceleration	—	$242,495	—

	All Other Payments or Benefits	$15,000	—	$15,000

	Total	$1,083,750	$242,495	$1,321,250

Christopher DiTullio	Cash	$1,091,250	—	$1,333,750

	Equity Acceleration	—	$246,140	—

	All Other Payments or Benefits	$15,000	—	$15,000

	Total	$1,106,250	$246,140	$1,348,750

Robert Will	Cash	$1,091,250	—	$1,333,750

	Equity Acceleration	—	$246,140	—

	All Other Payments or Benefits	$15,000	—	$15,000

	Total	$1,106,250	$246,140	$1,348,750

(1)

Amounts reflected in the “Change in Control (no Termination)” column were calculated assuming that no qualifying termination occurred in connection with the Change in Control. The values of any additional benefits to the named executive officers that would arise only if a termination were to occur in connection with a Change in Control are disclosed in the footnotes to the “Termination Without Cause or for Good Reason in Connection with a Change in Control” column.

(2)	Amounts reflect (a) 18 months of the executive’s base salary at termination and (b) the executive’s target annual bonus.

(3)	Amounts reflect the value of outplacement services and, for Mr. Miquelon, the value associated with the continued provision of health benefits for 18 months.

(4)	Amounts reflect the value of unvested option awards on January 27, 2023 that would be subject to accelerated vesting, based on our closing stock price of $3.75 per share on such date.

(5)

Amounts reflect: for Mr. Miquelon, two times the sum of (a) his base salary and (b) target annual cash incentive award, and for the other named executive officers, (c) 24 months of the executive’s base salary and (d) the executive’s target annual cash incentive award.

55

(6)

Amount reflects the value of outplacement services, the value associated with the continued provision of health benefits for 24 months and the value associated with continued group term life insurance benefits for 18 months.

(7)	Amounts reflect the value of outplacement services.

As mentioned above, Mr. Susz passed away unexpectedly in June 2022, and all of his unvested stock option awards and unvested restricted stock unit awards immediately terminated pursuant to their terms. As a result of such immediate termination, the Compensation Committee did not have sufficient time to consider providing Mr. Susz’s family with continued or accelerated vesting treatment for these unvested awards. In celebration of Mr. Susz’s dedication and service to the Company for over 25 years, and in recognition of the value that Mr. Susz contributed to the Company both before and after its March 2021 initial public offering, in August 2022, the Compensation Committee approved a special bonus of $1 million to be paid to Mr. Susz’s estate, which payment was made in early fiscal 2024. In addition, the Compensation Committee acted to extend the post-service exercise period for Mr. Susz’s outstanding and exercisable stock options (covering 182,309 shares at exercise prices ranging from $1.17 per share to $12.00 per share) for the full remaining term of such stock options. In the absence of this Compensation Committee action, Mr. Susz’s outstanding and exercisable stock options would have expired after just one year from the date of his death. Based on our stock price of $8.08 on August 29, 2022, the intrinsic value of this action was approximately $284,180 (however, based on our stock price of $3.75 on January 28, 2023, the intrinsic value of this action was approximately $88,630).

DIRECTOR COMPENSATION

For fiscal 2023, pursuant to our non-employee director compensation policy, each non-employee director received an annual retainer of $70,000. In addition, non-employee directors serving on committees of our Board received the following additional annual fees, each paid on a quarterly basis:

•	the Chair of our Audit Committee, Ms. Mehlman, received an additional annual fee of $25,000;

•	other members of our Audit Committee received an additional annual fee of $12,500;

•	members of our Compensation Committee received an additional annual fee of $10,000; and

•	members of our Nominating and Corporate Governance Committee received an additional annual fee of $7,500.

Each non-employee director receives an annual restricted stock unit award with a grant date value of approximately $125,000 (with prorated awards made to directors who join on a date other than an annual meeting following the first annual meeting as a public company), which awards will generally vest in full on the day immediately prior to the date of our annual stockholder meeting immediately following the date of grant, subject generally to the non-employee director continuing in service through such meeting date. The equity awards granted pursuant to this policy will accelerate and vest in full upon a Change in Control (as defined in the 2021 Plan). Any cash compensation payable under this policy for the service of non-employee directors employed by or affiliated with LGP are paid to LGP.

Director Compensation Table for Fiscal 2023

The following table contains information concerning the compensation of our non-employee directors for fiscal 2023:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Darrell Webb	90,000	125,002	—	—	—	—	$215,002

Lily Chang	87,500	125,002	—	—	—	—	$212,502

Marybeth Hays	82,500	125,002	—	—	—	—	$207,502

Anne Mehlman	95,000	125,002	—	—	—	—	$220,002

Jonathan Sokoloff	70,000	125,002	—	—	—	—	$195,002

John Yoon	43,750	—	—	—	—	—	$43,750

Brian Coleman	43,750	125,002	—	—	—	—	$168,752

(1)

The amounts reported in this column reflect the aggregate grant date fair value, as computed in accordance with FASB ASC Topic 718 for stock awards granted to each of the non-employee directors in fiscal 2023 (a grant of 14,552 restricted stock units on June 24, 2022). The grant date fair value of the

56

particular stock awards made to each non-employee director in fiscal 2023 were $8.59 per unit, or $125,002. As of January 28, 2023, our non-employee directors held the following outstanding and unvested stock awards and outstanding (exercisable and unexercisable) option awards: each non-employee director held 14,552 restricted stock units. Ms. Chang and Messrs. Coleman and Sokoloff hold these restricted stock units for the benefit of LGP and each disclaims beneficial ownership of these securities except to the extent of the director’s pecuniary interest therein.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2023, none of our executive officers served as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that had one or more executive officers serving on our Board or Compensation Committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has discussed and reviewed the foregoing Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and JOANN’s Annual Report on Form 10-K for the fiscal year ended January 28, 2023.

Submitted by the Compensation Committee of the Board:

Lily Chang

Brian Coleman

57

CEO PAY RATIO

For fiscal 2023, the ratio of the annual total compensation of Mr. Miquelon, our CEO (“CEO Compensation”), to the median of the annual total compensation of all of our employees and those of our consolidated subsidiaries (other than Mr. Miquelon) (“Median Annual Compensation”) was approximately 221 to 1. We note that, due to our permitted use of reasonable estimates and assumptions in preparing this pay ratio disclosure, the disclosure may involve a degree of imprecision, and thus this ratio disclosure is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions described below.

For purposes of this pay ratio disclosure, CEO Compensation was $2,740,177. CEO Compensation for purposes of this disclosure represents the total compensation reported for Mr. Miquelon under the “Fiscal 2023 Summary Compensation Table” for fiscal 2023.

For purposes of this pay ratio disclosure, Median Annual Compensation was $12,389, and was calculated by totaling for our Median Employee all applicable elements of compensation for fiscal 2023 in accordance with Item 402(c)(2)(x) of Regulation S-K.

We refer to the employee who received the Median Annual Compensation as the “Median Employee.” For purposes of the fiscal 2023 pay ratio, we did not repeat the process undertaken for the fiscal 2022 pay ratio (as described below) because there has been no change in our employee population or employee compensation arrangements that we reasonably believe would significantly impact our pay ratio disclosure. As a result, under SEC rules, we are allowed to use last year’s median employee for purposes of this year’s pay ratio calculation and disclosure. However, due to the departure of last year’s median employee during fiscal 2023, we selected a different median employee from the group identified last year to serve as this year’s Median Employee. This year’s Median Employee was the employee listed immediately next to last year’s median employee in the list of employees produced by last year’s analysis and process, as described below.

To identify the Median Employee last year, we first measured compensation for the period beginning on January 31, 2021, and ending on January 29, 2022 for 21,875 employees, representing all full-time, part-time, seasonal and temporary employees of the Company and its consolidated subsidiaries as of January 29, 2022 (the “Determination Date”). This number does not include any independent contractors or “leased” workers, as permitted by the applicable SEC rules. This number also does not exclude any non U.S. employees and does not exclude any employees of businesses acquired by us or combined with us. The compensation measurement was calculated by totaling, for each employee, compensation information from Box 1 of the employee’s W-2 for fiscal 2022. Further, we did not utilize any statistical sampling, annualization, or cost-of-living adjustments for purposes of this pay ratio disclosure. A portion of our employee workforce (full-time and part-time) identified above worked for less than the full fiscal year due to commencing employment after January 31, 2021.

PAY VERSUS PERFORMANCE DISCLOSURE

The SEC has adopted new rules in effect for the first time for this Proxy Statement requiring disclosure of pay versus performance (“PVP”) information. In particular, this new disclosure (including the Pay Versus Performance table below (“PVP Table”) shows the relationship between certain SEC-required information about our Named Executive Officers serving during fiscal year 2023 (running January 30, 2022 to January 28, 2023) and fiscal year 2022 (running January 31, 2021 to January 29, 2022) (each, a “Covered Year”), as well as results for certain elements of financial performance during those same Covered Years. We were not a public reporting company during fiscal year 2021 (and as a result, we are not required to report information in the PVP Table for the fiscal year ended January 30, 2021).

There are a few important notes about the PVP Table and its related disclosure (the “pay versus performance disclosure”):

•

The column (b) and (d) information in the PVP Table is straight out of Summary Compensation Tables that we have provided in this Proxy Statement or our prior year’s proxy statement, without adjustment;

•

Pursuant to mandatory SEC requirements, we describe the column (c) and (e) information as “compensation actually paid” (or “CAP”) to the applicable named executive officers (the “PVP NEOs”) (and calculate such information in a mandatory way); however, these amounts may not necessarily reflect the final compensation that our PVP NEOs actually earned or walked away with for their service in the Covered Years; and

58

•

Pursuant to mandatory SEC requirements, we provide information about our cumulative total stockholder return (“TSR”) results, cumulative TSR results for a group of peer entities (“PVP Peer Group”) and GAAP net income results (collectively, the “External Measures”) during the Covered Years in the PVP Table. During those Covered Years, however, we did not actually base any compensation decisions for the PVP NEOs on, or link any PVP NEO pay to, these particular External Measures. As a result, we did not design our PVP NEO compensation to move in tandem with improving, declining or steady achievement in these External Measures.

Instead, we have consistently over the Covered Years linked our PVP NEOs’ variable incentive compensation to a different financial performance measure (Credit Facility Adjusted EBITDA) that helps us achieve our pay for performance philosophy, described in the Compensation Discussion and Analysis above. More specifically, we design executive compensation (both pay opportunities and pay actually earned) to be tied primarily to Company performance in terms of financial performance (including results against our short-term goals).

59

Pay Versus Performance Table

Fiscal Year (a)	Summary Compensation Table Total for PEO (1) (b)	Compensation Actually Paid to PEO (1) (2) (3) (c)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (1) (d)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (1) (2) (3) (e)	Value of Initial Fixed $100 Investment Based on:		Net Income ($ in Millions) (h)	Credit Facility Adjusted EBITDA ($ in Millions) (i)
					Total Shareholder Return (f)	Peer Group Total Shareholder Return (g)

2023	$2,740,177	$500,745	$1,095,938	$426,174	$32.47	$89.98	$(200.6)	$166.7

2022	$2,431,858	$996,670	$888,869	$350,170	$84.03	$88.70	$56.7	$251.3

(1)
Wade Miquelon was our principal executive officer (“PEO”) for the full year for each of the Covered Years. For fiscal year 2022, our non-PEO
PVP NEOs (“Other NEOs”) were Matt Susz, Janet Duliga, Christopher DiTullio and Robert Will. For fiscal year 2023, our non-PEO
NEOs were Matt Susz, Scott Sekella, Janet Duliga, Christopher DiTullio, Robert Will and Tom Dryer.

(2)
For each Covered Year, in determining both the CAP for our PEO and the average CAP for our Other NEOs for purposes of this PVP Table, we deducted from or added back to the total amount of compensation reported in column (b) and column (d) for such Covered Year the following amounts:

Item and Value Added (Deducted)	2023 ($)	2022 ($)

For Wade Miquelon:

- Summary Compensation Table “Stock Awards” column value	(626,247)	(464,052)

- Summary Compensation Table “Option Awards” column value	(1,275,651)	(932,765)

+ Covered Year-end fair value of outstanding equity awards granted in Covered Year	559,382	1,068,671

+/- Change in fair value (from prior year-end to Covered Year-end) of equity awards outstanding at Covered Year-end that were granted prior to Covered Year	(1,225,097)	(983,292)

+/- Change in fair value (from prior year-end to vest date in Covered Year) of equity awards granted prior to Covered Year that vested in Covered Year	324,286	(123,750)

- Prior year-end fair value of equity awards granted prior to Covered Year that were forfeited in Covered Year	—	—

+ Vest date fair value of equity awards granted in Covered Year that vested in Covered Year	—	—

+ Includable dividend equivalents paid on equity awards during Covered Year	3,895	—

Total Added (deducted):	(2,239,432)	(1,435,188)

For Other NEOs (Average):

- Summary Compensation Table “Stock Awards” column value	(193,875)	(116,553)

- Summary Compensation Table “Option Awards” column value	(340,494)	(234,291)

+ Covered Year-end fair value of outstanding equity awards granted in Covered Year	136,281	268,421

+/- Change in fair value (from prior year-end to Covered Year-end) of equity awards outstanding at Covered Year-end that were granted prior to Covered Year	(216,825)	(435,121)

+/- Change in fair value (from prior year-end to vest date in Covered Year) of equity awards granted prior to Covered Year that vested in Covered Year	75,865	(21,155)

- Prior year-end fair value of equity awards granted prior to Covered Year that were forfeited in Covered Year	(131,545)	—

+ Vest date fair value of equity awards granted in Covered Year that vested in Covered Year	—	—

+ Includable dividend equivalents paid on equity awards during Covered Year	829	—

Total Added (deducted):	(669,764)	(538,699)

(3)
For each Covered Year, our TSR was calculated based on the percentage change in our cumulative TSR on our common stock, par value $0.01 per share, measured as the quotient of (a) the sum of (i) the cumulative amount of dividends for the period beginning with our closing share price on the Nasdaq on March 12, 2021 through and including the last day of the Covered Year (each one-year
and
two-year
period, a “Measurement Period”), assuming

60

dividend reinvestment, plus (ii) the difference between our closing share price at the end versus the beginning of the Measurement Period, divided by (b) our closing share price at the beginning of the Measurement Period. Each of these yearly percentage changes was then applied to a deemed fixed investment of $100 at the beginning of each Measurement Period to produce the Covered
Year-end
values of such investment as of the end of fiscal year 2023 and 2022, as applicable. Because Covered Years are presented in the table in reverse chronical order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.

(4)
For purposes of this PVP disclosure, our peer group is the Dow Jones U.S. Specialty Retailers index (the “PVP Peer Group”). For each Covered Year, the PVP Peer Group cumulative TSR was calculated based on a deemed fixed investment of $100 as of March 12, 2021 in the index through each Measurement Period, assuming dividend reinvestment.

(5)	These net income results were calculated in accordance with U.S. GAAP.

(6)
For purposes of this PVP Table, our Credit Facility Adjusted EBITDA was calculated substantially as described above in our Compensation Discussion and Analysis. See “Compensation Discussion and Analysis—Fiscal 2023 Named Executive Officer Compensation—Fiscal 2023 Short-Term Incentive Plan” for more information on the calculation of Credit Facility Adjusted EBITDA and these PVP Table results.

Descriptions of Relationships Between CAP and Certain Financial Performance Measure Results
The following charts provide, across the Covered Years, a description of the relationships between (1) our cumulative TSR and the cumulative TSR for the Peer Group reflected in the PVP Table above, (2) PEO CAP and the financial performance measures results set forth in columns (f), (h) and (i) of the PVP Table above, and
(3) non-PEO
PVP NEO CAP and the financial performance measures results set forth in columns (f), (h) and (i) of the PVP Table above.

61

Tabular List
The following
Tabular List provides what we believe represent the most important financial performance measures (including Credit Facility Adjusted EBITDA) we used to link CAP for our PEO and non-PEO
PVP NEOs for fiscal 2023 to our performance:

•	Credit Facility Adjusted EBITDA

62

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of common stock of the Company beneficially owned as of May 1, 2023, by: (1) each director; (2) each of the executive officers named in the Summary Compensation Table; (3) all executive officers and directors as a group; and (4) persons known to us to be the beneficial owner of more than 5% of our outstanding common stock.

The amounts and percentages of our common stock beneficially owned are reported on the basis of rules of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after May 1, 2023. More than one person may be deemed to be a beneficial owner of the same securities.

Percentage of beneficial ownership is based on                shares of common stock outstanding as of May 1, 2023. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, warrants or other rights held by such person that are currently exercisable or that will become exercisable or will otherwise vest within 60 days of May 1, 2023 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated below, the address for each person or entity listed below is c/o JOANN Inc., 5555 Darrow Road, Hudson, Ohio 44236.

Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage

5% Stockholders

Entities affiliated with Leonard Green & Partners, L.P.

Royce & Associates, LP

Directors and Named Executive Officers

Lily Chang

Brian Coleman

Christopher DiTullio

Tom Dryer

Janet Duliga

Marybeth Hays

Anne Mehlman

Wade Miquelon

Scott Sekella

Jonathan Sokoloff

Darrell Webb

Robert Will

All directors and executive officers as a group (16 persons)

63

Equity Compensation Plan Information

As of January 28, 2023, our securities authorized for issuance under equity compensation plans were as follows:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (2) (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (3) (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a)) (4) (c)

Equity compensation plans approved by security holders(1)	4,145,565	$8.59	3,629,729

Equity compensation plans not approved by security holders	—	—	—

Total	4,145,565	$8.59	3,629,729

(1)

These plans consist of the 2012 Stock Option Plan of Jo-Ann Stores Holdings Inc. (the “2012 Plan”), the JOANN Inc. 2021 Equity Incentive Plan (the “2021 Plan”) and the JOANN Inc. 2021 Employee Stock Purchase Plan (“ESPP”).

(2)	Amount includes 3,593,924 shares subject to stock options and 551,641 shares subject to RSUs. This number excludes purchase rights accruing under the ESPP.

(3)	The weighted average exercise price does not take into account outstanding RSUs, which have no exercise price.

(4)

Number of securities reflects the shares available under the 2021 Plan and the ESPP. We will not make future grants or awards under the 2012 Plan. Our 2021 Plan and our ESPP each provide for an automatic annual increase in the number of shares available for issuance under the plans. For our 2021 plan, the amount of any increase is equal to the lesser of 4% of our outstanding shares of common stock as of the immediately preceding fiscal year or a number of shares determined by our Board. For our ESPP, the amount of any increase is equal to the lesser of 1% of our outstanding shares of common stock as of the immediately preceding calendar year, 400,000 shares, or a number of shares determined by our Board.

64

POLICY REGARDING RELATED PARTY TRANSACTIONS

Our Board recognizes that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board has adopted a written policy on transactions with related persons, which requires that our Audit Committee approve or ratify related person transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K. Item 404 of Regulation S-K requires disclosure, subject to certain exceptions, of transactions in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any “related person” as defined under Item 404(a) of Regulation S-K had or will have a direct or indirect material interest. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest. Each of the transactions described below entered into following the adoption of our related person transaction policy was approved in accordance with such policy.

Stockholders Agreement

On October 16, 2012, the Company, LGP, certain of our directors and executive officers and certain other stockholders entered into the Stockholders Agreement. The Stockholders Agreement contains, among other things, certain restrictions on the ability of LGP and our other stockholders to freely transfer shares of our stock, a right of first refusal to the Company and LGP for other stockholders’ shares, a repurchase right for the Company for certain shares held by management stockholders and drag-along and tag-along rights in connection with certain transfers of shares by LGP. It also provides that each party to the Stockholders Agreement agrees to vote all of their shares to elect the initial individuals designated to serve on our Board. The Stockholders Agreement also provides for piggyback registration rights with customary cutback rights for management holders as described below. At the consummation of our initial public offering, the provisions of the Stockholders Agreement (subject to the survival of certain obligations, such as those relating to registration rights described below) terminated.

Upon the closing of our initial public offering, we amended and restated the existing Stockholders Agreement to eliminate certain provisions (but maintained those related to the registration rights, which are described below) and to provide specific board rights and obligations. The amended and restated Stockholders Agreement includes provisions pursuant to which we granted LGP and certain other stockholders (or such permitted transferee or affiliate) the right to cause us, in certain instances, at our expense, to file registration statements under the Securities Act covering resales of our common stock held by such stockholders (or such permitted transferee or affiliate) or to piggyback on such registration statements in certain circumstances. These shares represent approximately 68.7% of our outstanding common stock as of May 1, 2023. These shares also may be sold under Rule 144 under the Securities Act, depending on their holding period and subject to restrictions in the case of shares held by persons deemed to be our affiliates. The Stockholders Agreement also requires us to indemnify LGP (or such permitted transferee or affiliate) and its affiliates in connection with any registrations of our securities. In addition, the Stockholders Agreement provides that LGP is entitled to designate individuals to be included in the slate of nominees recommended by our Board for election to our Board, so as to ensure that the composition of our Board and its committees complies with the provisions of the Stockholders Agreement related to the composition of our Board and its committees.

Indemnification Agreements

Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law (the “DGCL”), subject to certain exceptions contained in our Bylaws. In addition, our Certificate of Incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty.

We entered into indemnification agreements with each of our executive officers and directors prior to the closing of our initial public offering. The indemnification agreements provide the indemnitees with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the DGCL, subject to certain exceptions contained in those agreements.

There is no pending litigation or proceeding naming any of our directors or officers for which indemnification is being sought, and we are not aware of any pending litigation that may result in claims for indemnification by any director or executive officer.

65

ANNUAL MEETING AND VOTING INFORMATION

Virtual Annual Meeting

Why the Annual Meeting is Being Webcast. The Annual Meeting is being held on a virtual-only basis to enable participation by a broader number of stockholders. We believe that hosting a virtual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate more effectively with our stockholders, and reduces the cost and environmental impact of the Annual Meeting. We have designed the virtual meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting.

How to Access the Audio Webcast. In order to attend the Annual Meeting, you must register at www.proxydocs.com/JOAN. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.

As part of the registration process, you must enter the control number located on your proxy card, voting instruction form or Notice of Internet Availability. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.

The live audio webcast of the Annual Meeting will begin promptly at 1:00 p.m., Eastern Time, on Tuesday, June 27, 2023. Online access to the audio webcast will open approximately 15 minutes prior to the start of the meeting to allow time for you to log in and test the computer audio system.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Stockholders should ensure that they have a strong Internet connection if they intend to attend and/or participate in the Annual Meeting. Attendees should allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

Submitting questions prior to and during the Annual Meeting

Our virtual Annual Meeting will allow stockholders to submit questions before, as part of the registration process, and during the Annual Meeting.

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer all appropriate questions submitted before or during the Annual Meeting in accordance with the Annual Meeting’s Rules of Conduct. Answers to any such questions that are not addressed during the Annual Meeting will be communicated directly to the submitting stockholder or published following the Annual Meeting on the Company’s investor relations website at https://investors.joann.com/. Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered once. To promote fairness and efficient use of company resources, we will respond to up to two questions from a single stockholder.

The Annual Meeting’s Rules of Conduct will be posted during the Annual Meeting.

If You Have Technical or Other “IT” Problems. We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, please utilize the link on the meeting portal website titled “Having trouble? Please view the Meeting Access FAQs Guide,” which will have many FAQs as well as a technical support number that can be called before or during the meeting.

Record Date

The record date for the Annual Meeting is May 1, 2023. If you were a stockholder of record of JOANN common stock at the close of business on the record date, you are entitled to one vote for each share owned on each matter listed in the notice of meeting. As of the record date,                 shares of JOANN common stock were outstanding, excluding shares held in treasury.

66

Quorum

Under our Bylaws, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. Abstentions and shares represented by “broker non-votes,” as described below, will be counted as present and entitled to vote for purposes of determining the presence of a quorum. If there is not a quorum, we may adjourn the Annual Meeting to a subsequent date, until a quorum is present.

Vote Required for Each Proposal and Board Recommendation

Proposals	Voting Standard	Treatment of Abstentions and Broker Non-Votes	Board Recommendation

Proposal 1. Election of two director nominees to JOANN’s Board: • Lily Chang • Marybeth Hays	Plurality of votes cast	Not counted as votes cast and therefore no effect	FOR each nominee

Proposal 2. Ratification of the appointment of Ernst & Young LLP as JOANN’s independent registered public accounting firm for the fiscal year ending February 3, 2024	Majority of votes cast	Abstentions are not counted as votes cast and therefore no effect Broker discretionary voting is allowed	FOR

Proposal 3. Approval, on an advisory basis, of the compensation of JOANN’s Named Executive Officers	Majority of votes cast	Not counted as votes cast and therefore no effect	FOR

Proposal 4. Approval of the amendment and restatement of the JOANN Inc. 2021 Equity Incentive Plan	Majority of votes cast	Not counted as votes cast and therefore no effect	FOR

Proposal 5. Approval of February 2023 contingent stock option grants under the amended and restated JOANN Inc. 2021 Equity Incentive Plan	Majority of votes cast	Not counted as votes cast and therefore no effect	FOR

Proposal 6. Approval of April 2023 contingent stock option grants under the amended and restated JOANN Inc. 2021 Equity Incentive Plan	Majority of votes cast	Not counted as votes cast and therefore no effect	FOR

All shares of our common stock represented at the Annual Meeting by proxies properly submitted prior to or at the meeting will be voted in accordance with the instructions on the proxies, unless such proxies previously have been revoked. If no instructions are indicated, the shares will be voted in accordance with the Board’s recommendation.

Voting Standard for Director Election

Director nominees are elected by a plurality of the votes cast by holders of the shares of our common stock entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present. This means that the two director nominees who receive the most affirmative votes (among votes properly cast at the Annual Meeting or by proxy) will be elected to the Board at the Annual Meeting.

Broker Non-Votes

“Broker non-votes” are shares held by a broker, bank or other nominee that are represented at the Annual Meeting, but the beneficial owner has not instructed the broker, bank or nominee how to vote the shares on a particular proposal, and the broker, bank or nominee does not have discretionary voting power on the proposal.

67

Methods of Voting Your Proxy

Registered Stockholders. You may vote during the virtual Annual Meeting at www.proxydocs.com/JOAN or prior to the Annual Meeting by proxy. Voting electronically online during the Annual Meeting will replace any prior votes. We recommend that you vote by proxy even if you plan to attend the virtual Annual Meeting. You have several options for voting prior to or during the Annual Meeting:

•	Over the Internet during the Annual Meeting at www.proxydocs.com/JOAN

•	By telephone 24/7 at 866-398-1288

•	Over the Internet 24/7 at www.proxydocs.com/JOAN

•	By mailing your completed proxy in the preaddressed envelope provided

•	By scanning the QR code with your mobile device

Voting Shares Held in Street Name

A number of banks and brokerage firms participate in a program that permits stockholders whose shares are held in street name to direct their vote over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from your bank or brokerage firm that accompany this proxy statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. Votes directed over the Internet or by telephone through such a program must be received prior to the voting deadline provided on the voting instruction form or notice provided. Requesting a proxy prior to the above deadline will automatically cancel any voting directions previously given over the Internet or by telephone with respect to your shares.

Directing the voting of your shares will not affect your right to vote online during the Annual Meeting if you decide to attend the Annual Meeting; however, you must first follow the instructions from your bank, broker or other nominee to vote your shares held in street name at the meeting. Without your instructions, your broker or brokerage firm is permitted to use its discretion and vote your shares on certain routine matters (such as Proposal 2) but is not permitted to use discretion and vote your uninstructed shares on non-routine matters (such as Proposals 1, 3, 4, 5 and 6). Therefore, we encourage you to give voting instructions to your broker or brokerage firm on all matters being considered at the Annual Meeting. Voting electronically online during the Annual Meeting will replace any prior votes.

Revoking Your Proxy

If you are a registered stockholder, you may revoke your proxy at any time by:

•	submitting evidence of your revocation to JOANN’s Corporate Secretary;

•	voting again over the Internet or by telephone prior to the start of the Annual Meeting;

•	signing another proxy card bearing a later date and mailing it so it is received prior to the start of the meeting; or

•	logging onto and voting during the virtual Annual Meeting, which will replace any prior votes.

If your shares are held in street name, you should contact your broker, bank or other holder of record about revoking your voting instructions and changing your vote prior to the Annual Meeting.

Electronic Delivery of Proxy Statement and Annual Report

You can elect to view future proxy statements and annual reports over the Internet instead of receiving copies in the mail, and save the Company the cost of producing and mailing these documents, by:

•	following the instructions provided on your proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials; or

•	going to www.investorelections.com/JOAN and following the instructions provided.

If you choose to receive future proxy statements and annual reports over the Internet, you will receive an email message next year containing the Internet address to access future proxy statements and annual reports. This email will include instructions for voting over the Internet. If you have not elected electronic delivery, you will receive either printed materials in the mail or a notice indicating that the Proxy Materials are available at www.proxydocs.com/JOAN.

68

Stockholders Sharing The Same Address

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Notice of Internet Availability of Proxy Materials, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of our Annual Report on Form 10-K for the fiscal year ended January 28, 2023 to stockholders and this proxy statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing costs, mailing costs and fees. We will deliver promptly, upon written or oral request, a separate copy of our Annual Report on Form 10-K for the fiscal year ended January 28, 2023, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, to a stockholder at a shared address to which a single copy of the document was delivered. Please direct such requests to JOANN Inc., Attn: Chief Legal Officer, 5555 Darrow Road, Hudson, OH 44236. If you are a stockholder who shares an address and last name with one or more other stockholders and would like to revoke your householding consent for future meetings or you are a stockholder eligible for householding and would like to participate in householding for future meetings, please direct such requests in writing to JOANN Inc., Attn: Chief Legal Officer, 5555 Darrow Road, Hudson, OH 44236, or by calling toll free at (877) 527-2677. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

69

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Proposals for the 2024 Annual Meeting of Stockholders

Rule 14a-8. You may submit proposals on matters appropriate for stockholder action at JOANN annual stockholders’ meetings in accordance with Rule 14a-8 under the Exchange Act. For such proposals to be included in our proxy materials for the 2024 annual meeting of stockholders, you must satisfy all applicable requirements of Rule 14a-8 and we must receive such proposals no later than [January 16], 2024.

Advance Notice Bylaw. Except in the case of proposals made in accordance with Rule 14a-8, the advance notice provision of our Bylaws requires stockholders who bring business before an annual meeting of stockholders to deliver written notice to the Secretary of JOANN not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting of stockholders. Submissions of nominees for director under our Bylaws for the 2024 annual meeting of stockholders must be submitted no earlier than February 28, 2024 and no later than March 29, 2024. If the date of the Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder, to be timely, must be so delivered, or mailed and received, not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made. The advance notice provision requires the stockholder to submit specific information concerning itself and any proposed nominee, if applicable, including, but not limited to, ownership information, name and address, and appropriate biographical information about and qualifications of the proposed nominee.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the additional information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the first anniversary this year’s Annual Meeting. If the date of the 2024 annual meeting of stockholders is changed by more than 30 calendar days from the first anniversary of this year’s Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2024 annual meeting of stockholders or the 10th calendar day following the day on which public announcement of the date of the 2024 annual meeting of stockholders is first made. Accordingly, for the 2024 annual meeting of stockholders, stockholders must deliver such notice no later than April 28, 2024.

70

OTHER MATTERS

Our Board knows of no other business to be presented at the Annual Meeting other than as described in this proxy statement. If any business properly comes before the Annual Meeting, the persons named in the enclosed form of proxy or their substitutes will vote the proxy in respect of such business in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

We will bear the cost of preparing, assembling and mailing the proxy materials. Our Annual Report on Form 10-K for the fiscal year ended January 28, 2023, which is being mailed to stockholders with this proxy statement, is not to be regarded as proxy soliciting material. We may solicit proxies other than by mail, in that certain of our officers and regular employees, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. We will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

71

APPENDIX A

APPENDIX A

JOANN INC.

2021 EQUITY INCENTIVE PLAN

(Amended and Restated Effective February 27, 2023)

ARTICLE I

PURPOSE

The purpose of the Plan is to promote the success and enhance the value of JOANN Inc. (the “Company”) by linking the individual interests of Directors, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Directors, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE II

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1    “Administrator” shall mean the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

2.2    “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.3    “Applicable Law” shall mean any applicable law, including, without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.4    “Automatic Exercise Date” shall mean, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable Option Term or Stock Appreciation Right Term that was initially established by the Administrator for such Option or Stock Appreciation Right (e.g., the last business day prior to the tenth anniversary of the date of grant of such Option or Stock Appreciation Right if the Option or Stock Appreciation Right initially had a ten-year Option Term or Stock Appreciation Right Term, as applicable).

2.5    “Award” shall mean an Option, a Stock Appreciation Right, a Restricted Stock award, a Restricted Stock Unit award, an Other Stock or Cash Based Award or a Dividend Equivalent award, which may be awarded or granted under the Plan.

2.6    “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.7    “Board” shall mean the Board of Directors of the Company.

2.8    “Change in Control” shall mean and includes each of the following:

(a)    A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) directly or indirectly acquires beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of securities of the Company possessing more than 50 % of the total combined voting power of the Company’s securities outstanding immediately after such

A-1

acquisition; provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or any of its Subsidiaries; (ii) any acquisition by an employee benefit plan maintained by the Company or any of its Subsidiaries; (iii) any acquisition by Leonard Green & Partners, L.P. (“LGP”), any fund or other investment vehicle managed by LGP, or any affiliates thereof (including, without limitation, as a result of any transfer of Shares from Green Equity Investors V, Green Equity Investors Side V, LP or Needle Coinvest LLC); or (iv) for the avoidance of doubt, any transaction described in Sections 2.8(c)(i), 2.8(c)(ii) or 2.8(c)(iii); or

(b)    The Incumbent Directors cease for any reason to constitute a majority of the Board;

(c)    The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i)    which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii)    after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.8(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; and

(iii)    after which at least a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such transaction; or

(d)    The date specified by the Board following approval by the Company’s stockholders of a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.9    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.

2.10    “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board which may be comprised of one or more Directors and/or executive officers of the Company as appointed by the Board, to the extent permitted in accordance with Applicable Law.

2.11    “Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

2.12    “Company” shall have the meaning set forth in Article 1.

2.13    “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any parent of the Company or Subsidiary who qualifies as a consultant or advisor under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.14    “Director” shall mean a member of the Board, as constituted from time to time.

A-2

2.15    “Director Limit” shall have the meaning set forth in Section 4.6.

2.16    “Disability” shall mean that the Holder is either (a) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, or (b) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. For purposes of the Plan, a Holder shall be deemed to have incurred a Disability if the Holder is determined to be totally disabled by the Social Security Administration or in accordance with the applicable disability insurance program of the Company’s, provided that the definition of “disability” applied under such disability insurance program complies with the requirements of this definition.

2.17    “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.

2.18    “DRO” shall mean a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.19    “Effective Date” shall mean the day prior to the Public Trading Date.

2.20    “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.

2.21    “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any parent of the Company or Subsidiary.

2.22    “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per-share value of the Common Stock underlying outstanding Awards.

2.23    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.24    “Exchange Program” shall mean a program under which (a) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, (b) Holders would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (c) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

2.25    “Expiration Date” shall have the meaning given to such term in Section 12.1(c).

2.26    “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a)    If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market and the Nasdaq Global Select Market), (ii) listed on any national market system or (iii) quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)    If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)    If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in its discretion.

Notwithstanding the foregoing, with respect to any Award granted on the pricing date of the Company’s initial public offering, the Fair Market Value shall mean the initial public offering price of a Share as set forth in the Company’s final prospectus relating to its initial public offering filed with the Securities and Exchange Commission.

A-3

2.27    “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.28    “Holder” shall mean a person who has been granted an Award.

2.29    “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.30    “Incumbent Directors” shall mean for any period of 12 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.8(a) or 2.8(c)) whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office who either were Directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.31    “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.32    “Non-Employee Director Equity Compensation Policy” shall have the meaning set forth in Section 4.6.

2.33    “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.34    “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.35    “Option Term” shall have the meaning set forth in Section 5.4.

2.36    “Organizational Documents” shall mean, collectively, (a) the Company’s articles of incorporation, certificate of incorporation, bylaws or other similar organizational documents relating to the creation and governance of the Company, and (b) the Committee’s charter or other similar organizational documentation relating to the creation and governance of the Committee.

2.37    “Other Stock or Cash Based Award” shall mean a cash payment, cash bonus award, stock payment, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1, which may include, without limitation, deferred stock, deferred stock units, performance awards, retainers, committee fees, and meeting-based fees.

2.38    “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.

2.39    “Performance Criteria” shall mean the criteria (and adjustments) that the Administrator selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period. The Performance Criteria that may be used to establish Performance Goals include, but are not limited to, the following: (i) net earnings or losses (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue or sales or revenue growth; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit (either before or after taxes); (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital (or invested capital) and cost of capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs, reductions in costs and cost control measures; (xiv) expenses; (xv) working capital; (xvi) earnings or loss per share; (xvii) adjusted earnings or loss per share; (xviii) price per share or dividends per share (or appreciation in and/or maintenance of such price or dividends); (xix) regulatory achievements or compliance (including, without limitation, regulatory body approval for commercialization of a product); (xx) implementation or completion of critical projects; (xxi) market share; (xxii) economic value; (xxiii) individual employee performance; (xxiv) leverage ratio; and (xxv) customer satisfaction, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or other employees or to market performance indicators or indices.

A-4

2.40    “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual. The achievement of each Performance Goal shall be determined with reference to Applicable Accounting Standards or other methodology as determined appropriate by the Administrator.

2.41    “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, vesting of, and/or the payment in respect of, an Award.

2.42    “Plan” shall mean the JOANN Inc. 2021 Equity Incentive Plan, including as amended or amended and restated from time to time. The Plan was last amended and restated as of February 27, 2023.

2.43    “Prior Plans” shall mean, collectively, the following plans of the Company: the Stock Option Plan of Jo-Ann Stores Holdings Inc., dated October 16, 2012, and any other prior equity incentive plans of the Company or its predecessor, in each case, as such plan may be amended from time to time.

2.44    “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.45    “Public Trading Date” shall mean the first date upon which Common Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

2.46    “Restricted Stock” shall mean Common Stock awarded under Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.47    “Restricted Stock Units” shall mean the right to receive Shares awarded under Article 8.

2.48    “SAR Term” shall have the meaning set forth in Section 5.4.

2.49    “Section 409A” shall mean Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.

2.50    “Securities Act” shall mean the Securities Act of 1933, as amended.

2.51    “Shares” shall mean shares of Common Stock.

2.52    “Stock Appreciation Right” shall mean an Award entitling the Holder (or other person entitled to exercise pursuant to the Plan) to exercise all or a specified portion thereof (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (a) the difference obtained by subtracting (i) the exercise price per share of such Award from (ii) the Fair Market Value on the date of exercise of such Award by (b) the number of Shares with respect to which such Award shall have been exercised, subject to any limitations the Administrator may impose.

2.53    “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.54    “Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.55    “Termination of Service” shall mean the date the Holder ceases to be an Eligible Individual. The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however,

A-5

that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of any Program, Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Holder ceases to remain an Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE III

SHARES SUBJECT TO THE PLAN

3.1    Number of Shares.

(a)    Subject to Sections 3.1(b) and 12.2, Awards may be made under the Plan covering an aggregate number of Shares equal to the sum of: (i) 10,000,000 Shares (consisting of 2,000,000 Shares subject to the Plan as of the Effective Date, plus 8,000,000 Shares to be approved by the Company’s stockholders in 2023); plus (ii) any Shares which as of the Effective Date are available for issuance under any of the Prior Plans, or are subject to awards under the Prior Plans which are forfeited or lapse unexercised and which following the Effective Date are not issued under the Prior Plans; and (iii) an annual increase on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031, equal to the lesser of (A) 4% of the Shares outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of Shares as determined by the Board; provided, however, no more than 10,000,000 Shares may be issued upon the exercise of Incentive Stock Options. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

(b)    If any Shares subject to an Award are forfeited or expire, are surrendered pursuant to an Exchange Program, are converted to shares of another person in connection with a recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, or such Award is settled for cash (in whole or in part) (including Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder), or any Shares subject to an award under the Prior Plans are surrendered pursuant to an Exchange Program, the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and shall not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right or other stock-settled Award (including Awards that may be settled in cash or stock) that are not issued in connection with the settlement or exercise, as applicable, of the Stock Appreciation Right or other stock-settled Award; and (iv) Shares purchased on the open market by the Company with the cash proceeds received from the exercise of Options. Any Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder so that such Shares are returned to the Company shall again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c)    Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards shall not reduce the Shares authorized for grant under the Plan, except as may be required by reason of Section 422 of the Code, and Shares subject to such Substitute Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 3.1(b) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 3.1(b) above); provided

A-6

that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

3.2    Award Vesting Limitations. Notwithstanding any other provision of the Plan to the contrary, but subject to Section 12.2, no Award (or portion thereof) granted under the Plan shall vest earlier than the first anniversary of the date the Award is granted and no Award Agreement shall reduce or eliminate such minimum vesting requirement; provided, however, that, notwithstanding the foregoing, the minimum vesting requirement of this Section 3.2 shall not apply to: (a) any Substitute Awards, (b) any Awards delivered in lieu of fully-vested Cash-Based Awards (or other fully-vested cash awards or payments), (c) any Awards to non-employee directors for which the vesting period runs from the date of one annual meeting of the Company’s stockholders to the next annual meeting of the Company’s stockholders, or (d) any other Awards granted by the Administrator from time to time that result in the issuance of an aggregate of up to 5% of the shares available for issuance under Section 3.1; provided that, nothing in this Section 3.2 limits the ability of an Award to provide that such minimum vesting restrictions may lapse or be waived upon the Holder’s Termination of Service or death or disability, subject to Section 11.7.

ARTICLE IV

GRANTING OF AWARDS

4.1    Participation. The Administrator may, from time to time, select from among all Eligible Individuals those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except for any Non-Employee Director’s right to Awards that may be required pursuant to the Non-Employee Director Equity Compensation Policy as described in Section 4.6, no Eligible Individual or other person shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan or any Program shall be construed as mandating that any Eligible Individual or other person shall participate in the Plan.

4.2    Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award as determined by the Administrator in its sole discretion (consistent with the requirements of the Plan and any applicable Program). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The Administrator, in its sole discretion, may grant Awards to Eligible Individuals that are based on one or more Performance Criteria or achievement of one or more Performance Goals or any such other criteria or goals as the Administrator shall establish.

4.3    Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4    At-Will Service. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Subsidiary.

4.5    Foreign Holders. Notwithstanding any provision of the Plan or applicable Program to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing

A-7

requirements of any foreign securities exchange); (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3.1 or the Director Limit; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.

4.6    Non-Employee Director Awards.

(a)    Non-Employee Director Compensation Policy. The Administrator, in its sole discretion, may provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written nondiscretionary formula established by the Administrator (the “Non-Employee Director Compensation Policy”), subject to the limitations of the Plan. The Non-Employee Director Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its sole discretion. The Non-Employee Director Compensation Policy may be modified by the Administrator from time to time in its sole discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time.

(b)    Director Limit. Notwithstanding any provision to the contrary in the Plan or in the Non-Employee Director Compensation Policy, the sum of the grant date fair value of equity-based Awards and the amount of any cash-based Awards or other fees granted to a Non-Employee Director during any calendar year shall not exceed $600,000 (the “Director Limit”). The Administrator may make exceptions to this limit for individual Non-Employee Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving Non-Employee Directors.

ARTICLE V

GRANTING OF OPTIONS AND STOCK APPRECIATION RIGHTS

5.1    Granting of Options and Stock Appreciation Rights to Eligible Individuals. The Administrator is authorized to grant Options and Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan, including any limitations in the Plan that apply to Incentive Stock Options.

5.2    Qualification of Incentive Stock Options. The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of the Company’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any parent corporation or subsidiary corporation thereof (as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted. Any interpretations and rules under the Plan with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. Neither the Company nor the Administrator shall have any liability to a Holder, or any other person, (a) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (b) for any action or omission by the Company or the Administrator that causes an Option not to qualify as an Incentive Stock Option, including, without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option.

5.3    Option and Stock Appreciation Right Exercise Price. The exercise price per Share subject to each Option and Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the

A-8

date the Option or Stock Appreciation Right, as applicable, is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.

5.4    Option and SAR Term. The term of each Option (the “Option Term”) and the term of each Stock Appreciation Right (the “SAR Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term or SAR Term, as applicable, shall not be more than (a) ten (10) years from the date the Option or Stock Appreciation Right, as applicable, is granted to an Eligible Individual (other than a Greater Than 10% Stockholder), or (b) five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder or the first sentence of this Section 5.4 and without limiting the Company’s rights under Section 10.6, the Administrator may extend the Option Term of any outstanding Option or the SAR Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Options or Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder or otherwise, and may amend, subject to Section 10.6 and 12.1, any other term or condition of such Option or Stock Appreciation Right relating to such Termination of Service of the Holder or otherwise.

5.5    Option and SAR Vesting. The period during which the right to exercise, in whole or in part, an Option or Stock Appreciation Right vests in the Holder shall be set by the Administrator and set forth in the applicable Award Agreement. Notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the last business day of the term of an Option or Stock Appreciation Right (other than an Incentive Stock Option) (a) the exercise of the Option or Stock Appreciation Right is prohibited by Applicable Law, as determined by the Company, or (b) Shares may not be purchased or sold by the applicable Holder due to any Company insider trading policy (including blackout periods) or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right shall be extended until the date that is thirty (30) days after the end of the legal prohibition, black-out period or lock-up agreement, as determined by the Company; provided, however, in no event shall the extension last beyond the ten year term of the applicable Option or Stock Appreciation Right. Unless otherwise determined by the Administrator in the Award Agreement, the applicable Program or by action of the Administrator following the grant of the Option or Stock Appreciation Right, (i) no portion of an Option or Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable and (ii) the portion of an Option or Stock Appreciation Right that is unexercisable at a Holder’s Termination of Service shall automatically expire thirty (30) days following such Termination of Service.

5.6    Substitution of Stock Appreciation Rights; Early Exercise of Options. The Administrator may provide in the applicable Program or Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price, vesting schedule and remaining term as the substituted Option. The Administrator may provide in the terms of an Award Agreement that the Holder may exercise an Option in whole or in part prior to the full vesting of the Option in exchange for unvested shares of Restricted Stock with respect to any unvested portion of the Option so exercised. Shares of Restricted Stock acquired upon the exercise of any unvested portion of an Option shall be subject to such terms and conditions as the Administrator shall determine.

ARTICLE VI

EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS

6.1    Exercise and Payment. An exercisable Option or Stock Appreciation Right may be exercised in whole or in part. However, unless the Administrator otherwise determines, an Option or Stock Appreciation Right shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option or Stock Appreciation Right, a partial exercise must be with respect to a minimum number of Shares. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 6 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

A-9

6.2    Manner of Exercise. Except as set forth in Section 6.3, all or a portion of an exercisable Option or Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock plan administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)    A written notice of exercise in a form the Administrator approves (which may be electronic) complying with the applicable rules established by the Administrator. The notice shall be signed or otherwise acknowledge electronically by the Holder or other person then entitled to exercise the Option or Stock Appreciation Right or such portion thereof;

(b)    Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law.

(c)    In the event that the Option shall be exercised pursuant to Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option or Stock Appreciation Right, as determined in the sole discretion of the Administrator; and

(d)    Full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Option or Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by the Administrator in accordance with Sections 10.1 and 10.2.

6.3    Expiration of Option Term or SAR Term: Automatic Exercise of In-The-Money Options and Stock Appreciation Rights. Unless otherwise provided by the Administrator in an Award Agreement or otherwise or as otherwise directed by an Option or Stock Appreciation Rights Holder in writing to the Company, each vested and exercisable Option and Stock Appreciation Right outstanding on the Automatic Exercise Date with an exercise price per Share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Option or Stock Appreciation Rights Holder or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 10.1(b) or 10.1(c) and the Company or any Subsidiary shall be entitled to deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 10.2. Unless otherwise determined by the Administrator, this Section 6.3 shall not apply to an Option or Stock Appreciation Right if the Holder of such Option or Stock Appreciation Right incurs a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Option or Stock Appreciation Right with an exercise price per Share that is equal to or greater than the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 6.3.

6.4    Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition or other transfers (other than in connection with a Change in Control) of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the date of transfer of such Shares to such Holder. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Holder in such disposition or other transfer.

ARTICLE VII

AWARD OF RESTRICTED STOCK

7.1    Award of Restricted Stock. The Administrator is authorized to grant Restricted Stock, or the right to purchase Restricted Stock, to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan or any applicable Program, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.

7.2    Rights as Stockholders. Subject to Section 7.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all of the rights of a stockholder with respect to said Shares, subject to the restrictions in the Plan, any applicable Program and/or the applicable Award Agreement, including the right to receive all

A-10

dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which the Holder to whom such Restricted Stock are granted becomes the record holder of such Restricted Stock; provided, however, that, in the sole discretion of the Administrator, any extraordinary dividends or distributions with respect to the Shares may be subject to the restrictions set forth in Section 7.3. In addition, notwithstanding anything to the contrary herein, with respect to a share of Restricted Stock, unless otherwise determined by the Administrator dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the share of Restricted Stock vests.

7.3    Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) and, unless the Administrator provides otherwise, any property (other than cash) transferred to Holders in connection with an extraordinary dividend or distribution shall be subject to such restrictions and vesting requirements as the Administrator shall provide in the applicable Program or Award Agreement.

7.4    Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration on the date of such Termination of Service. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement.

7.5    Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.

ARTICLE VIII

AWARD OF RESTRICTED STOCK UNITS

8.1    Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. A Holder will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.

8.2    Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Subsidiary, one or more Performance Goals or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator. An Award of Restricted Stock Units shall only be eligible to vest while the Holder is an Employee, a Consultant or a Director, as applicable; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award may become vested subsequent to a Termination of Service in the event of the occurrence of certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service subject to Section 11.7.

8.3    Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, and subject to compliance with Section 409A, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of the calendar year in which the applicable portion of the Restricted Stock Unit vests; and (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, in accordance with the applicable Award Agreement and subject to Section 10.4(f), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously

A-11

forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

ARTICLE IX

AWARD OF OTHER STOCK OR CASH BASED AWARDS AND DIVIDEND EQUIVALENTS

9.1    Other Stock or Cash Based Awards. The Administrator is authorized to grant Other Stock or Cash Based Awards, including awards entitling a Holder to receive Shares or cash to be delivered immediately or in the future, to any Eligible Individual. Subject to the provisions of the Plan and any applicable Program, the Administrator shall determine the terms and conditions of each Other Stock or Cash Based Award, including the term of the Award, any exercise or purchase price, Performance Criteria and Performance Goals, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement. Other Stock or Cash Based Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator, and may be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments, as a part of a bonus, deferred bonus, deferred compensation or other arrangement, and/or as payment in lieu of compensation to which an Eligible Individual is otherwise entitled.

9.2    Dividend Equivalents. Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Holder and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. In addition, unless otherwise determined by the Administrator Dividend Equivalents with respect to an Award that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the vesting conditions are subsequently satisfied and the Award vests. Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights unless otherwise determined by the Administrator.

ARTICLE X

ADDITIONAL TERMS OF AWARDS

10.1    Payment. The Administrator shall determine the method or methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash, wire transfer of immediately available funds or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such minimum period of time as may be established by the Administrator, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, (d) other form of legal consideration acceptable to the Administrator in its sole discretion, or (e) any combination of the above permitted forms of payment. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

10.2    Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan or any Award. The Administrator may, in its sole discretion and in satisfaction of the foregoing requirement, or in satisfaction of such additional withholding obligations as a Holder may have elected, allow a Holder to satisfy such obligations by any payment means described in Section 10.1 hereof, including without limitation, by allowing such Holder to elect to have the Company or any Subsidiary withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares that may be so withheld or surrendered shall be limited to the number of Shares that have a fair market value on the date of withholding or repurchase

A-12

no greater than the aggregate amount of such liabilities based on the maximum statutory withholding rates in such Holder’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

10.3    Transferability of Awards.

(a)    Except as otherwise provided in Sections 10.3(b) and 10.3(c):

(i)    No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than (A) by will or the laws of descent and distribution or (B) subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii)    No Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 10.3(a)(i); and (iii) During the lifetime of the Holder, only the Holder may exercise any exercisable portion of an Award granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO. After the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then-applicable laws of descent and distribution.

(b)    Notwithstanding Section 10.3(a), the Administrator, in its sole discretion, may determine to permit a Holder or a Permitted Transferee of such Holder to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Holder, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Holder or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award to any person other than another Permitted Transferee of the applicable Holder); (iii) the Holder (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer; and (iv) the transfer of an Award to a Permitted Transferee shall be without consideration. In addition, and further notwithstanding Section 10.3(a), hereof, the Administrator, in its sole discretion, may determine to permit a Holder to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Holder is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

(c)    Notwithstanding Section 10.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder and any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a

A-13

beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Holder’s death.

10.4    Conditions to Issuance of Shares.

(a)    The Administrator shall determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Holder make such reasonable covenants, agreements and representations as the Administrator, in its sole discretion, deems advisable in order to comply with Applicable Law.

All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).

(b)    The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(c)    Unless the Administrator otherwise determines, no fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(d)    The Company, in its sole discretion, may (i) retain physical possession of any stock certificate evidencing Shares until any restrictions thereon shall have lapsed and/or (ii) require that the stock certificates evidencing such Shares be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Shares.

(e)    Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.5    Forfeiture and Claw-Back Provisions. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award and any payments of a portion of an incentive-based bonus pool allocated to a Holder) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, whether or not such claw-back policy was in place at the time of grant of an Award, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

10.6    Amendment of Awards. Subject to Applicable Law, the Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or settlement, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Holder’s consent to such action shall be required unless (a) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Holder, or (b) the change is otherwise permitted under the Plan (including, without limitation, under Section 12.2 or 12.10).

10.7    Lock-Up Period. The Company may, in connection with registering the offering of any Company securities under the Securities Act, prohibit Holders from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter. In order to enforce the foregoing, the Company shall have the right to place restrictive legends on the certificates of any securities of the Company held by the Holder and to impose stop transfer instructions with the Company’s transfer agent with respect to any securities of the Company held by the Holder until the end of such period.

A-14

10.8    Data Privacy. As a condition of receipt of any Award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 10.8 by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Holder’s participation in the Plan. The Company and its Subsidiaries may hold certain personal information about a Holder, including but not limited to, the Holder’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its Subsidiaries, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”). The Company and its Subsidiaries may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of a Holder’s participation in the Plan, and the Company and its Subsidiaries may each further transfer the Data to any third parties assisting the Company and its Subsidiaries in the implementation, administration and management of the Plan. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. Through acceptance of an Award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Holder’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or any of its Subsidiaries or the Holder may elect to deposit any Shares. The Data related to a Holder will be held only as long as is necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data held by the Company with respect to such Holder, request additional information about the storage and processing of the Data with respect to such Holder, recommend any necessary corrections to the Data with respect to the Holder or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Holder’s ability to participate in the Plan and, in the Administrator’s discretion, the Holder may forfeit any outstanding Awards if the Holder refuses or withdraws his or her consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Holders may contact their local human resources representative.

ARTICLE XI

ADMINISTRATION

11.1    Administrator. The Board shall administer the Plan (except as otherwise permitted herein). If the Board delegates the authority to administer the Plan to the Committee, then to the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3. Additionally, to the extent required by Applicable Law, each of the individuals constituting the Committee shall be an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Board or Committee shall be valid and effective, whether or not members of the Board or the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1, as applicable, or the Organizational Documents. Except as may otherwise be provided in the Organizational Documents or as otherwise required by Applicable Law, (a) appointment of Committee members shall be effective upon acceptance of appointment, (b) Committee members may resign at any time by delivering written or electronic notice to the Board and (c) vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the term “Administrator” as used in the Plan shall be deemed to refer to the Board and (ii) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 11.6.

11.2    Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan, all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend the Plan or any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not materially and adversely affected by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 10.7 or Section 12.10. In its sole discretion, as applicable, the Board may at any time and from time to time exercise any and all rights and duties of the Committee in its capacity as the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor

A-15

rule, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

11.3    Action by the Administrator. Unless otherwise established by the Board, set forth in any Organizational Documents or as required by Applicable Law, a majority of the Administrator shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. Neither the Administrator nor any member or delegate thereof shall have any liability to any person (including any Holder) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award.

11.4    Authority of Administrator. Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to:

(a)    Designate Eligible Individuals to receive Awards;

(b)    Determine the type or types of Awards to be granted to each Eligible Individual (including, without limitation, any Awards granted in tandem with another Award granted pursuant to the Plan);

(c)    Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d)    Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Criteria and/or Performance Goals, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and claw-back and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e)    Institute and determine the terms and conditions of any Exchange Program;

(f)    Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(g)    Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(h)    Decide all other matters that must be determined in connection with an Award;

(i)    Establish, adopt, or revise any Programs, rules and regulations as it may deem necessary or advisable to administer the Plan;

(j)    Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and

(k)    Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

11.5    Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program or any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all persons.

11.6    Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more Directors or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 11; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under any Organizational Documents and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.6 shall serve in such

A-16

capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.

11.7    Acceleration. Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to accelerate, wholly or partially, the vesting or lapse of restrictions (and, if applicable, the Company shall cease to have a right of repurchase) of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 12.2.

ARTICLE XII

MISCELLANEOUS PROVISIONS

12.1    Amendment, Suspension or Termination of the Plan.

(a)    Except as otherwise provided in Section 12.1(b), the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that, except as provided in Section 10.6 and Section 12.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.

(b)    Notwithstanding Section 12.1(a), the Board may not, except as provided in Section 12.2, without approval of the Company’s stockholders given within twelve (12) months before or after such action, increase the limit imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan.

(c)    No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Award be granted under the Plan on or after the tenth (10th) anniversary of the date in 2023 on which the Plan was approved by the Company’s stockholders (such anniversary, the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan, the applicable Program and the applicable Award Agreement.

12.2    Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a)    In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator may make equitable adjustments to reflect such change with respect to: (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable Performance Criteria and Performance Goals with respect thereto); (iv) the grant or exercise price per share for any outstanding Awards under the Plan; and (v) the number and kind of Shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to any Non-Employee Director Compensation Policy adopted in accordance with Section 4.6.

(b)    In the event of any transaction or event described in Section 12.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or of changes in Applicable Law or Applicable Accounting Standards, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in Applicable Law or Applicable Accounting Standards:

(i)    To provide for the termination of any such Award in exchange for an amount of cash and/or other property with a value equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.2 the Administrator determines in good faith that no amount would have been attained

A-17

upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment);

(ii)    To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;

(iii)    To make adjustments in the number and type of Shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv)    To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement;

(v)    To replace such Award with other rights or property selected by the Administrator; and/or

(vi)    To provide that the Award cannot vest, be exercised or become payable after such event.

(c)    In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.2(a) and 12.2(b):

(i)    The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted (and the adjustments provided under this Section 12.2(c)(i) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company); and/or

(ii)    The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitation in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan).

(d)    Notwithstanding any other provision of the Plan, in the event of a Change in Control, unless the Administrator elects to (i) terminate an Award in exchange for cash, rights or property, or (ii) cause an Award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a Change in Control, pursuant to Section 12.2, (A) such Award (other than any portion subject to performance-based vesting) shall continue in effect or be assumed or an equivalent Award (which may include, without limitation, an Award settled in cash) substituted by the successor corporation or a parent or subsidiary of the successor corporation and (B) the portion of such Award subject to performance-based vesting shall be subject to the terms and conditions of the applicable Award Agreement and, in the absence of applicable terms and conditions, the Administrator’s discretion.

(e)    In the event that the successor corporation in a Change in Control refuses to assume or substitute for an Award (other than any portion subject to performance-based vesting), the Administrator may cause (i) any or all of such Award (or portion thereof) to terminate in exchange for cash, rights or other property pursuant to Section 12.2(b)(i) or (ii) any or all of such Award (or portion thereof) to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Award to lapse. If any such Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that such Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and such Award shall terminate upon the expiration of such period.

(f)    For the purposes of this Section 12.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per-share consideration received by holders of Common Stock in the Change in Control.

A-18

(g)    The Administrator, in its sole discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(h)    Unless otherwise determined by the Administrator, no adjustment or action described in this Section 12.2 or in any other provision of the Plan shall be authorized to the extent it would (i) cause the Plan to violate Section 422(b)(1) of the Code, (ii) result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act, or (iii) cause an Award to fail to be exempt from or comply with Section 409A.

(i)    The existence of the Plan, any Program, any Award Agreement and/or the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(j)    In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Administrator, in its sole discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

12.3    Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no Shares shall be issued pursuant thereto prior to the time when the Plan is approved by the Company’s stockholders; and provided, further, that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

12.4    No Stockholders Rights. Except as otherwise provided herein or in an applicable Program or Award Agreement, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

12.5    Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

12.6    Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.7    Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. The Administrator, in its sole discretion, may take whatever actions it deems necessary or appropriate to effect compliance with Applicable Law, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. Notwithstanding anything to the contrary herein, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. To the extent permitted by Applicable Law,

A-19

the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

12.8    Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

12.9    Governing Law. The Plan and any Programs and Award Agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

12.10    Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Plan, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. In that regard, to the extent any Award under the Plan or any other compensatory plan or arrangement of the Company or any of its Subsidiaries is subject to Section 409A, and such Award or other amount is payable on account of a Holder’s Termination of Service (or any similarly defined term), then (a) such Award or amount shall only be paid to the extent such Termination of Service qualifies as a “separation from service” as defined in Section 409A, and (b) if such Award or amount is payable to a “specified employee” as defined in Section 409A then to the extent required in order to avoid a prohibited distribution under Section 409A, such Award or other compensatory payment shall not be payable prior to the earlier of (i) the expiration of the six-month period measured from the date of the Holder’s Termination of Service, or (ii) the date of the Holder’s death. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may (but is not obligated to), without a Holder’s consent, adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (A) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (B) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 12.10 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Holder or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.

12.11    Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.

12.12    Indemnification. To the extent permitted under Applicable Law and the Organizational Documents, each member of the Administrator (and each delegate thereof pursuant to Section 11.6) shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan or any Award Agreement and against and from any and all amounts paid by him or her, with the Board’s approval, in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf and, once the Company gives notice of its intent to assume such defense, the Company shall have sole control over such defense with counsel of the Company’s choosing. The foregoing right of indemnification shall not be available to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of the person seeking indemnity giving rise to the indemnification claim resulted from such person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Organizational Documents, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

A-20

12.13    Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

12.14    Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

12.15    Whistleblowers. Notwithstanding anything in this Plan or an Award Agreement to the contrary, nothing in this Plan or in an Award Agreement prevents a Holder from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations, and for purpose of clarity a Holder is not prohibited from providing information voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act.

* * * * *

A-21

APPENDIX B

APPENDIX B

JOANN INC.

2021 EQUITY INCENTIVE PLAN

(Amended and Restated Effective February 27, 2023)

STOCK OPTION GRANT NOTICE

Capitalized terms not specifically defined in this Stock Option Grant Notice (the “Grant Notice”) have the meanings given to them in the JOANN Inc. 2021 Equity Incentive Plan (as amended or amended and restated as of the date hereof, the “Plan”) of JOANN Inc. (the “Company”). The Company hereby grants to the participant listed below (“Participant”) the stock option described in this Grant Notice (the “Option”), subject to the terms and conditions of the Plan and the Stock Option Agreement attached hereto as Exhibit A (the “Agreement”), both of which are incorporated into this Grant Notice by reference.

Participant:	[NAME]

Grant Date:	[DATE]

Exercise Price per Share:	[PRICE]

Shares Subject to the Option:	[NUMBER]

Final Expiration Date:	[DATE]

Vesting Commencement Date:	[DATE]

Vesting Schedule:	Subject to the Participant’s continued status as an Employee, Consultant or Non-Employee Director, the Option shall vest and become exercisable with respect to twenty-five percent (25%) of the Shares subject thereto (rounded down to the next whole number of Shares) on each of the first four (4) anniversaries of the Vesting Commencement Date, so that all of the Shares shall be vested on the fourth anniversary of the Vesting Commencement Date.

Type of Option	☐ Incentive Stock Option	☐ Non-Qualified Stock Option

By Participant’s signature below or electronic acceptance or authentication in a form authorized by the Company, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or relating to the Option.

JOANN INC.	PARTICIPANT

By:	By:
Print Name:	Print Name:
Title:

B-1

EXHIBIT A - STOCK OPTION AGREEMENT

ARTICLE I

GENERAL

1.1    Incorporation of Terms of Plan. The Option is subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control.

1.2    Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan or the Grant Notice. For purposes of this Agreement,

(a)    “Cause” shall mean a Participating Company having “Cause” to terminate the Participant’s employment as defined in any employment or severance agreement between the Participant and a Participating Company; provided that, in the absence of an agreement containing such a definition, a Participating Company shall have “Cause” to terminate the Participant’s employment upon: (i) the willful and continued failure by the Participant to substantially perform his or her normal duties (other than any such failure resulting from the Participant’s illness or injury), after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Administrator believes that the Participant has not substantially performed his or her duties, and the Participant has failed to remedy the situation within thirty (30) business days of receiving such notice; (ii) the Participant’s conviction for committing an act of fraud, embezzlement, theft, or other criminal act constituting a felony; or (iii) the willful engaging by the Participant in gross negligence materially and demonstrably injurious to the Participating Companies; (iv) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to harassment, discrimination and reasonable workplace conduct); or (v) any material breach by the Participant of any employment or service agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement. However, no act, or failure to act on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his or her action or omission was not in or not opposed to the best interest of the Company.

(b)    “Cessation Date” shall mean the date of Participant’s Termination of Service (regardless of the reason for such termination).

(c)    “CIC Qualifying Termination” shall mean Termination of Service of Participant by any Participating Company without Cause or by Participant for Good Reason during the twelve (12) month period immediately following a Change in Control.

(d)    “Good Reason” shall mean a Participant having “Good Reason” to terminate the Participant’s employment as defined in any employment or severance agreement between the Participant and a Participating Company; provided that, in the absence of an agreement containing such a definition, a Participant shall have “Good Reason” to terminate the Participant’s employment upon, on or after a Change in Control, (i) any material adverse change by the Participating Companies in Participant’s job title, duties, responsibility or authority; (ii) failure by the Participating Companies to pay Participant any amount of Participant’s annual base salary or bonus when due; (iii) any material diminution of Participant’s annual base salary (other than such a material diminution that is applied on a substantially comparable basis to similarly-situated employees of the Participating Companies); (iv) any material reduction in Participant’s short-term incentive compensation opportunities; (v) the termination or denial of Participant’s right to participate in material employment related benefits that are offered to similarly-situated employees of the Participating Companies; (vi) the movement of Participant’s principal location of work to a new location that is in excess of 50 miles from Participant’s principal location of work as of the date hereof without Participant’s consent; or (vii) failure by the Company to require any successor to assume and agree to perform the Company’s obligations under this any employment or severance agreement with the Participant; provided that none of the events described in this definition of Good Reason shall constitute Good Reason unless Participant notifies the Company in writing of the event that is purported to constitute Good Reason (which notice is provided not later than the 30th day following the occurrence of the event purported to constitute Good Reason) and then only if the Company fails to cure such event within 30 days after the Company’s receipt of such written notice.

(e)    “Participating Company” shall mean the Company or any of its parents or Subsidiaries.

(f)    “Retire” or “Retirement” shall mean (i) Participant’s voluntary termination of employment with the Company and its subsidiaries on or after such date upon which Participant first achieves both a combined age (minimum of age 55) plus

B-2

years of credited employment service to the Company and its subsidiaries equal to 65, or (ii) Participant’s termination of employment in accordance with applicable non-U.S. local law, if such non-U.S. law requires such termination to be treated as a retirement based on different criteria than those set forth in the preceding clause (i).

ARTICLE II

GRANT OF OPTION

2.1    Grant of Option. In consideration of Participant’s past and/or continued employment with or service to a Participating Company and for other good and valuable consideration, effective as of the grant date set forth in the Grant Notice (the “Grant Date”), the Company has, subject to Section 6.21 of this Agreement, granted to the Participant the Option to purchase any part or all of an aggregate number of Shares set forth in the Grant Notice, upon the terms and conditions set forth in the Grant Notice, the Plan and this Agreement, subject to adjustment as provided in Section 12.2 of the Plan.

2.2    Exercise Price. The exercise price per Share of the Shares subject to the Option (the “Exercise Price”) shall be as set forth in the Grant Notice.

2.3    Consideration to the Company. In consideration of the grant of the Option by the Company, Participant agrees to render faithful and efficient services to any Participating Company.

ARTICLE III

PERIOD OF EXERCISABILITY

3.1    Commencement of Exercisability.

(a)    Subject to Participant’s continued employment with or service to a Participating Company on each applicable vesting date and subject to Sections 3.2, 3.3, 6.9 and 6.14 hereof, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Grant Notice.

(b)    Notwithstanding the Grant Notice or the provisions of Section 3.1(a) and (c), in the event of a CIC Qualifying Termination, the Option shall become vested and exercisable in full on the date of such CIC Qualifying Termination. Further, notwithstanding the Grant Notice or the provisions of Section 3.1(a) and (c), in the event of Participant’s Retirement, the Option shall continue to become vested and exercisable, if applicable, in such amounts and at such times as are set forth in the Grant Notice as if Participant had remained employed by the Company or at least one of its subsidiaries through the fourth anniversary of the Vesting Commencement Date.

(c)    Subject to Section 3.1(b) and unless otherwise determined by the Administrator or as set forth in a written agreement between Participant and the Company, any portion of the Option that has not become vested and exercisable on or prior to the Cessation Date (including, without limitation, pursuant to any employment or similar agreement by and between Participant and the Company) shall be forfeited on the Cessation Date and shall not thereafter become vested or exercisable.

3.2    Duration of Exercisability. The installments provided for in the vesting schedule set forth in the Grant Notice are cumulative. Each such installment that becomes vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3 hereof. Once the Option becomes unexercisable, it shall be forfeited immediately.

3.3    Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a)    The expiration date set forth in the Grant Notice; provided that such expiration date shall not be later than the tenth (10th) anniversary of the Grant Date;

(b)    Except as the Administrator may otherwise approve, the ninetieth (90th) day following the Cessation Date by reason of Participant’s Termination of Service for any reason other than due to death, Disability or Retirement or by a Participating Company for Cause;

(c)    Except as the Administrator may otherwise approve, immediately upon the Cessation Date by reason of Participant’s Termination of Service by a Participating Company for Cause; and

(d)    The expiration of twelve (12) months from the Cessation Date by reason of Participant’s Termination of Employment due to death or Disability.

B-3

3.4    Tax Withholding. Notwithstanding any other provision of this Agreement:

(a)    The Participating Companies have the authority to deduct or withhold, or require Participant to remit to the applicable Participating Company, an amount sufficient to satisfy any applicable federal, state, local and foreign taxes (including the employee portion of any FICA obligation) required by Applicable Law to be withheld with respect to any taxable event arising pursuant to this Agreement. The Participating Companies may withhold or Participant may make such payment in one or more of the forms specified below:

(i)    by cash or check made payable to the Participating Company with respect to which the withholding obligation arises;

(ii)    by the deduction of such amount from other compensation payable to Participant;

(iii)    with respect to any withholding taxes arising in connection with the exercise of the Option, with the consent of the Administrator, by requesting that the Participating Companies withhold a net number of vested Shares otherwise issuable upon the exercise of the Option having a then current Fair Market Value not exceeding the amount necessary to satisfy the withholding obligation of the Participating Companies based on the maximum statutory withholding rates in Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income;

(iv)    with respect to any withholding taxes arising in connection with the exercise of the Option, with the consent of the Administrator, by tendering to the Company vested Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences and having a then current Fair Market Value not exceeding the amount necessary to satisfy the withholding obligation of the Participating Companies based on the maximum statutory withholding rates in Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income;

(v)    with respect to any withholding taxes arising in connection with the exercise of the Option, through the delivery of a notice that Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable to Participant pursuant to the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Participating Company with respect to which the withholding obligation arises in satisfaction of such withholding taxes; provided that payment of such proceeds is then made to the applicable Participating Company at such time as may be required by the Administrator, but in any event not later than the settlement of such sale; or

(vi)    in any combination of the foregoing.

(b)    With respect to any withholding taxes arising in connection with the Option, in the event Participant fails to provide timely payment of all sums required pursuant to Section 3.4(a), the Company shall have the right and option, but not the obligation, to treat such failure as an election by Participant to satisfy all or any portion of Participant’s required payment obligation pursuant to Section 3.4(a)(ii) or Section 3.4(a)(iii) above, or any combination of the foregoing as the Company may determine to be appropriate. The Company shall not be obligated to deliver any certificate representing Shares issuable with respect to the exercise of the Option to, or to cause any such Shares to be held in book-entry form by, Participant or his or her legal representative unless and until Participant or his or her legal representative shall have paid or otherwise satisfied in full the amount of all federal, state, local and foreign taxes applicable with respect to the taxable income of Participant resulting from the exercise of the Option or any other taxable event related to the Option.

(c)    In the event any tax withholding obligation arising in connection with the Option will be satisfied under Section 3.4(a)(iii), then the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on Participant’s behalf a whole number of Shares from those Shares then issuable upon the exercise of the Option as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the tax withholding obligation and to remit the proceeds of such sale to the Participating Company with respect to which the withholding obligation arises. Participant’s acceptance of this Option constitutes Participant’s instruction and authorization to the Company and such brokerage firm to complete the transactions described in this Section 3.4(c), including the transactions described in the previous sentence, as applicable. The Company may refuse to issue any Shares to Participant until the foregoing tax withholding obligations are satisfied, provided that no payment shall be delayed under this Section 3.4(c) if such delay will result in a violation of Section 409A.

B-4

(d)    Participant is ultimately liable and responsible for all taxes owed in connection with the Option, regardless of any action any Participating Company takes with respect to any tax withholding obligations that arise in connection with the Option. No Participating Company makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or exercise of the Option or the subsequent sale of Shares. The Participating Companies do not commit and are under no obligation to structure the Option to reduce or eliminate Participant’s tax liability.

ARTICLE IV

EXERCISE OF OPTION

4.1    Person Eligible to Exercise. During the lifetime of Participant, only Participant may exercise the Option or any portion thereof. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3 hereof, be exercised by Participant’s personal representative or by any Person empowered to do so under the deceased Participant’s will or under the then Applicable Laws of descent and distribution.

4.2    Partial Exercise. Subject to Section 6.2, any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3 hereof.

4.3    Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company (or any third-party administrator or other Person designated by the Company), during regular business hours, of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3 hereof.

(a)    An exercise notice in a form specified by the Administrator, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator;

(b)    The receipt by the Company of full payment for the Shares with respect to which the Option or portion thereof is exercised, in such form of consideration permitted under Section 4.4 that is acceptable to the Administrator;

(c)    The payment of any applicable withholding tax in accordance with Section 3.4;

(d)    Any other written representations or documents as may be required in the Administrator’s sole discretion to effect compliance with Applicable Law; and

(e)    In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any Person or Persons other than Participant, appropriate proof of the right of such Person or Persons to exercise the Option.

Notwithstanding any of the foregoing, the Administrator shall have the right to specify all conditions of the manner of exercise, which conditions may vary by country and which may be subject to change from time to time.

4.4    Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of Participant:

(a)    Cash or check;

(b)    With the consent of the Administrator, surrender of vested Shares (including, without limitation, Shares otherwise issuable upon exercise of the Option) held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate Exercise Price of the Option or exercised portion thereof;

(c)    Through the delivery of a notice that Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Exercise Price; provided that payment of such proceeds is then made to the Company at such time as may be required by the Administrator, but in any event not later than the settlement of such sale; or

(d)    Any other form of legal consideration acceptable to the Administrator.

4.5    Conditions to Issuance of Shares. The Company shall not be required to issue or deliver any certificate or certificates for any Shares or to cause any Shares to be held in book-entry form prior to the fulfillment of all of the following conditions: (a) the admission of the Shares to listing on all stock exchanges on which such Shares are then listed, (b) the completion of any registration or other qualification of the Shares under any state or federal law or under rulings or regulations of the Securities

B-5

and Exchange Commission or other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable, (c) the obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable, (d) the receipt by the Company of full payment for such Shares, which may be in one or more of the forms of consideration permitted under Section 4.4, and (e) the receipt of full payment of any applicable withholding tax in accordance with Section 3.4 by the Participating Company with respect to which the applicable withholding obligation arises.

4.6    Rights as Stockholder. Neither Participant nor any Person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares purchasable upon the exercise of any part of the Option unless and until certificates representing such Shares (which may be in book-entry form) will have been issued and recorded on the records of the Company or its transfer agents or registrars and delivered to Participant (including through electronic delivery to a brokerage account). No adjustment will be made for a dividend or other right for which the record date is prior to the date of such issuance, recordation and delivery, except as provided in Section 12.2 of the Plan. Except as otherwise provided herein, after such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to such Shares, including, without limitation, the right to receipt of dividends and distributions on such Shares.

ARTICLE V

RESTRICTIVE COVENANTS

5.1    Restrictive Covenants. In consideration of the benefits being provided to Participant pursuant to this Agreement, Participant agrees to be bound by the restrictive covenants contained in this Article V.

(a)    Obligation to Maintain Confidentiality. Participant agrees not to divulge to third parties, or use in a manner not authorized by the Company, any confidential or Company proprietary information gathered or learned by Participant during his or her employment with the Participating Companies or their respective affiliates. “Confidential Information” includes, but is not limited to, information in oral, written or recorded form regarding business plans, trade or business secrets, Company financial records, supplier contracts or relationships, or any other information that the Company does not regularly disclose to the public. To the extent that Participant has any doubt as to whether information constitutes Confidential Information, Participant agrees to obtain advice from the Company’s General Counsel prior to divulging or using such information. Participant understands and agrees that divulging such information to third parties, or using such information in an unauthorized manner, would cause serious competitive harm to the Company. Confidential Information shall exclude: (i) information that is generally known by or available for use by the public, (ii) information that was known by Participant prior to his or her employment with the Company (including its predecessor in interest, affiliates and Subsidiaries) and was obtained, to the best of Participant’s knowledge, without violation of any obligation of confidentiality to the Company, or (iii) information that is required to be disclosed pursuant to applicable law or a court order. If information is required to be disclosed because of a court order, Participant must notify the Company’s General Counsel immediately. Nothing in this Section 5.1(a) shall be interpreted to preclude Participant from communicating to a governmental agency about terms or conditions of employment or legal compliance issues, or from cooperating with an investigation being conducted by a governmental agency.

(b)    Ownership of Property. Participant acknowledges that all discoveries, concepts, ideas, inventions, innovations, improvements, developments, methods, processes, programs, designs, analyses, drawings, reports, patent applications, copyrightable work, and mask work (whether or not including any Confidential Information) and all registrations or applications related thereto, all other proprietary information, and all similar or related information (whether or not patentable) that relate to the Participating Companies’ or affiliates’ actual or anticipated business, research and development, or existing or future products or services, and that were or are conceived, developed, contributed to, made or reduced to practice by Participant (either solely or jointly with others) while employed by or in the service of the Participating Companies or their respective affiliates (including, without limitation, prior to the date of this Agreement) (including any of the foregoing that constitutes any proprietary information or records) (“Work Product”) belong to the Participating Companies or their respective affiliates, and Participant hereby assigns, and agrees to assign, all of the above Work Product to a Participating Company or affiliate thereof. Any copyrightable work prepared in whole or in part by Participant in the course of Participant’s work for any of the foregoing entities shall be deemed a “work made for hire” under the copyright laws, and the Participating Company or affiliate thereof shall own all rights therein. To the extent that any such copyrightable work is not a “work made for hire”, Participant hereby assigns and agrees to assign to the Participating Company or affiliate thereof all right, title, and interest, including without limitation, copyright in and to such copyrightable work. Participant shall as promptly as practicable

B-6

under the circumstances disclose such Work Product and copyrightable work to the Company and perform all actions reasonably requested by the Company (whether during or after Participant’s employment with or service to the Participating Companies and their respective affiliates) to establish and confirm the Participating Company’s or such affiliate’s ownership (including, without limitation, assignments, consents, powers of attorney, and other instruments). Participant is hereby provided notice of immunity under the federal Defend Trade Secrets Act of 2016, which states: (i) an individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (A) is made (1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney and (2) solely for the purpose of reporting or investigating a suspected violation of law, or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal; and (ii) an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual (A) files any document containing the trade secret under seal and (B) does not disclose the trade secret, except pursuant to court order.

(c)    Third Party Information. Participant understands that the Participating Companies and their respective affiliates will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on the Participating Companies or their respective affiliates part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the period of Participant’s employment with or service to the Company or its Subsidiaries or affiliates and thereafter, and without in any way limiting the provisions of Section 5.1(a) above, Participant will hold Third Party Information in the strictest confidence and will not disclose to any one (other than personnel and consultants of the Participating Companies and their respective affiliates who need to know such information in connection with their work for the Participating Companies and their respective affiliates) or use, except in connection with Participant’s work for the Participating Companies or their respective affiliates, Third Party Information unless expressly authorized by the Company in writing or unless and to the extent that the Third Party Information (i) becomes generally known to and available for use by the public other than as a result of Participant’s acts or omissions to act, (ii) was known to Participant prior to Participant’s employment with or service to the Participating Companies or their respective affiliates and was obtained, to the best of Participant’s knowledge, without violation of any obligation of confidentiality to the Company, or (iii) is required to be disclosed pursuant to any applicable law or court order.

(d)    Noncompetition and Nonsolicitation. Participant acknowledges that, in the course of Participant’s employment, Participant will become familiar with the Participating Companies’ and their respective affiliates’ trade secrets and with other confidential information concerning the Participating Companies and their respective affiliates and that Participant’s services will be of special, unique and extraordinary value to the Participating Companies and their respective affiliates.

(i)    Noncompetition. Participant agrees that while employed by any Participating Company or its affiliates, and continuing until (A) the eighteen (18) month anniversary of the date of any termination of Participant’s employment or service (other than as a result of Participant’s CIC Qualifying Termination), or (B) twenty-four (24) months from the date of termination of Participant’s employment or service as a result of Participant’s CIC Qualifying Termination (the “Noncompete Period”), Participant shall not, anywhere in the world where the Company or its Subsidiaries or affiliates conduct or actively propose to conduct business during Participant’s employment, directly or indirectly own, manage, control, participate in, consult with, be employed by or in any manner engage in (collectively, the “Restricted Activities”) any business that is engaged in, or plans to be engaged in, the sale at retail or direct marketing (including online) to consumers of fabric, sewing or craft components (a “Competitive Business”), provided that the Restricted Activities shall only be applicable to similar line(s) of business or similar functions conducted by the Competitive Business for which the Participant had knowledge, involvement, and/or responsibility while at the Company. Further, during the Noncompete Period, Participant shall not conduct any of the Restricted Activities in similar line(s) of business or similar functions for which the Participant had knowledge, involvement, and/or responsibility while at the Company for any business that had sales to the Company and its Subsidiaries and affiliates during the immediately preceding fiscal year (a “Vendor Business”). Notwithstanding the foregoing, Participant may own up to 2% of any class of an issuer’s publicly traded securities regardless of whether such entity is a Competitive Business. Nothing in this Section 5.1(d) confers upon Participant any right to receive severance or obligates the Company to pay any severance to Participant in connection with his or her termination of employment for any reason.

(ii)    Nonsolicitation. Participant agrees that during the Noncompete Period, Participant shall not directly or indirectly through another entity (A) induce or attempt to induce any employee of the Participating Companies or their respective affiliates to leave the employ of the Participating Companies or their respective affiliates, or in any way interfere with the relationship between the Participating Companies or their respective affiliates and any employee thereof, (B) hire any person who was an employee of the Participating Companies or their respective

B-7

affiliates within 180 days prior to the time such employee was hired by Participant, (C) induce or attempt to induce any customer, supplier, licensee or other business relation of the Participating Companies or their respective affiliates to cease doing business with the Participating Companies or their respective affiliates or in any way interfere with the relationship between any such customer, licensee or business relation and the Participating Companies or their respective affiliates, or (D) directly or indirectly acquire or attempt to acquire an interest in any business relating to the business of the Company or its Subsidiaries or affiliates and with which any of the Participating Companies or their respective affiliates have entered into substantive negotiations or has requested and received confidential information relating to the acquisition of such business by the Participating Companies or their respective affiliates in the two-year period immediately preceding Participant’s termination of employment with any Participating Company.

(e)    Non-disparagement. Participant agrees that at no time during his or her employment by any Participating Company or thereafter shall he or she make, or cause or assist any other person to make, any statement or other communication to any third party which impugns or attacks, or is otherwise critical of, in any material respect, the reputation, business or character of the Participating Companies or their respective affiliates or any of their respective directors, officers or employees; provided that Participant shall not be required to make any untruthful statement or to violate any law.

5.2    Enforcement. If, at the time of enforcement of Article V of this Agreement, a court holds that the restrictions stated therein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law. Participant agrees that because his or her services are unique and Participant has access to confidential information, money damages would be an inadequate remedy for any breach of this Article V and its subsections. Participant agrees that the Participating Companies and their respective affiliates, in the event of a breach or threatened breach of this Article V or any of its subsections, may seek injunctive or other equitable relief in addition to any other remedy available to them in a court of competent jurisdiction without posting bond or other security.

5.3    Acknowledgments. Participant acknowledges that the provisions of this Article V and its subsections are (a) in addition to, and not in limitation of, any obligation of Participant under the terms of any other agreement with the Participating Companies or their respective affiliates (including, without limitation, the restrictive covenants in any employment or severance agreement between the Participant and any Participating Company, which Participant acknowledges remain in full force and effect in accordance with their terms), and (b) in consideration of (i) employment with the Participating Companies, and (ii) additional good and valuable consideration as set forth in this Agreement. In addition, Participant agrees and acknowledges that the restrictions contained in this Article V and its subsections do not preclude Participant from earning a livelihood, nor do they unreasonably impose limitations on Participant’s ability to earn a living. Participant agrees and acknowledges that the potential harm to the Participating Companies or their respective affiliates of the non-enforcement of this Article V and its subsections outweighs any potential harm to Participant of its enforcement by injunction or otherwise. Participant acknowledges that he or she has carefully read this Agreement and has given careful consideration to the restraints imposed upon Participant by this Agreement, and is in full accord as to their necessity for the reasonable and proper protection of confidential and proprietary information of the Participating Companies and their respective affiliates now existing or to be developed in the future. Participant expressly acknowledges and agrees that each and every restraint imposed by this Agreement is reasonable with respect to subject matter, time period and geographical area.

ARTICLE VI

OTHER PROVISIONS

6.1    Administration. The Administrator shall have the power to interpret the Plan, the Grant Notice and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan, the Grant Notice and this Agreement as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator will be final and binding upon Participant, the Company and all other interested Persons. To the extent allowable pursuant to Applicable Law, no member of the Committee or the Board will be personally liable for any action, determination or interpretation made with respect to the Plan, the Grant Notice or this Agreement.

6.2    Whole Shares. The Option may only be exercised for whole Shares.

6.3    Option Not Transferable. Subject to Section 4.1 hereof, the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the Shares underlying the Option have been issued, and all restrictions applicable to such Shares have lapsed. Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of Participant or his or her successors in

B-8

interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence. Notwithstanding the foregoing, with the consent of the Administrator, if the Option is a Non-Qualified Stock Option, it may be transferred to Permitted Transferees pursuant to any conditions and procedures the Administrator may require.

6.4    Adjustments. The Administrator may accelerate the vesting of all or a portion of the Option in such circumstances as it, in its sole discretion, may determine. Participant acknowledges that the Option is subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan, including Section 12.2 of the Plan.

6.5    Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to Participant shall be addressed to Participant at Participant’s last address reflected on the Company’s records. By a notice given pursuant to this Section 6.5, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

6.6    Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

6.7    Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

6.8    Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws, including, without limitation, the provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to Applicable Law. To the extent permitted by Applicable Law, the Plan, the Grant Notice and this Agreement shall be deemed amended to the extent necessary to conform to Applicable Law.

6.9    Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board, provided that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the Option in any material way without the prior written consent of Participant.

6.10    Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in Section 6.3 and the Plan, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

6.11    Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Option, the Grant Notice and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

6.12    Not a Contract of Employment. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue to serve as an employee or other service provider of any Participating Company or shall interfere with or restrict in any way the rights of any Participating Company, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent (a) expressly provided otherwise in a written agreement between a Participating Company and Participant or (b) where such provisions are not consistent with applicable foreign or local laws, in which case such applicable foreign or local laws shall control.

B-9

6.13    Entire Agreement. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

6.14    Section 409A. This Option is not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A. However, notwithstanding any other provision of the Plan, the Grant Notice or this Agreement, if at any time the Administrator determines that this Option (or any portion thereof) may be subject to Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other Person for failure to do so) to adopt such amendments to the Plan, the Grant Notice or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate for this Option either to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.

6.15    Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

6.16    Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant shall have only the right to receive Shares as a general unsecured creditor with respect to the Option, as and when exercised pursuant to the terms hereof.

6.17    Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which shall be deemed an original and all of which together shall constitute one instrument.

6.18    Broker-Assisted Sales. In the event of any broker-assisted sale of Shares in connection with the payment of withholding taxes as provided in Section 3.4(a)(v) or Section 3.4(c) or the payment of the Exercise Price as provided in Section 4.4(c): (a) any Shares to be sold through a broker-assisted sale will be sold on the day the tax withholding obligation or exercise of the Option, as applicable, occurs or arises, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other participants in the Plan in which all participants receive an average price; (c) Participant will be responsible for all broker’s fees and other costs of sale, and Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the proceeds of such sale exceed the applicable tax withholding obligation or Exercise Price, the Company agrees to pay such excess in cash to Participant as soon as reasonably practicable; (e) Participant acknowledges that the Company or its designee is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the applicable tax withholding obligation or Exercise Price; and (f) in the event the proceeds of such sale are insufficient to satisfy the applicable tax withholding obligation, Participant agrees to pay immediately upon demand to the Participating Company with respect to which the withholding obligation arises an amount in cash sufficient to satisfy any remaining portion of the applicable Participating Company’s withholding obligation.

6.19    Incentive Stock Options. Participant acknowledges that to the extent the aggregate Fair Market Value of Shares (determined as of the time the option with respect to the Shares is granted) with respect to which Incentive Stock Options, including this Option (if applicable), are exercisable for the first time by Participant during any calendar year exceeds $100,000 or if for any other reason such Incentive Stock Options do not qualify or cease to qualify for treatment as “incentive stock options” under Section 422 of the Code, such Incentive Stock Options shall be treated as Non-Qualified Stock Options. Participant further acknowledges that the rule set forth in the preceding sentence shall be applied by taking the Option and other stock options into account in the order in which they were granted, as determined under Section 422(d) of the Code and the Treasury Regulations thereunder. Participant also acknowledges that an Incentive Stock Option exercised more than three (3) months after Participant’s Termination of Service, other than by reason of death or disability, will be taxed as a Non-Qualified Stock Option.

6.20    Notification of Disposition. If this Option is designated as an Incentive Stock Option, Participant shall give prompt written notice to the Company of any disposition or other transfer of any Shares acquired under this Agreement if such disposition or transfer is made (a) within two (2) years from the Grant Date or (b) within one (1) year after the transfer of such Shares to Participant. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Participant in such disposition or other transfer.

B-10

6.21    Contingent Option Provisions. Notwithstanding anything in this Agreement or in the Grant Notice to the contrary: (a) Participant’s retention of the Option is explicitly contingent on approval by the Company’s stockholders at the Company’s 2023 annual meeting of stockholders (or Company stockholder approval otherwise satisfying Section 12.1(b) of the Plan) of both (i) the February 27, 2023 amendment and restatement of the JOANN Inc. 2021 Equity Incentive Plan, and (ii) the February 27, 2023 grant of the Option (together, the “Stockholder Approval”); (b) if Stockholder Approval is not so received, then the grant of the Option will be rescinded, terminate and expire, retroactive as of the Grant Date, as if the grant had never been made; and (c) in no event prior to the receipt of Stockholder Approval will any portion of the Option vest, become exercisable or be exercised.

* * * * *

B-11

APPENDIX C

APPENDIX C

JOANN INC.

2021 EQUITY INCENTIVE PLAN

(Amended and Restated Effective February 27, 2023)

STOCK OPTION GRANT NOTICE

Capitalized terms not specifically defined in this Stock Option Grant Notice (the “Grant Notice”) have the meanings given to them in the JOANN Inc. 2021 Equity Incentive Plan (as amended or amended and restated as of the date hereof, the “Plan”) of JOANN Inc. (the “Company”). The Company hereby grants to the participant listed below (“Participant”) the stock option described in this Grant Notice (the “Option”), subject to the terms and conditions of the Plan and the Stock Option Agreement attached hereto as Exhibit A (the “Agreement”), both of which are incorporated into this Grant Notice by reference.

Participant:	[NAME]

Grant Date:	[DATE]

Exercise Price per Share:	[PRICE]

Shares Subject to the Option:	[NUMBER]

Final Expiration Date:	[DATE]

Vesting Commencement Date:	[DATE]

Vesting Schedule:	Subject to the Participant’s continued status as an Employee, Consultant or Non-Employee Director, the Option shall vest and become exercisable with respect to one hundred percent (100%) of the Shares subject thereto (rounded down to the next whole number of Shares) on February 3, 2024.

Type of Option	☐ Incentive Stock Option	☑Non-Qualified Stock Option

By Participant’s signature below or electronic acceptance or authentication in a form authorized by the Company, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or relating to the Option.

JOANN INC.	PARTICIPANT

By:	By:
Print Name:	Print Name:
Title:

C-1

EXHIBIT A - STOCK OPTION AGREEMENT

ARTICLE I.

GENERAL

1.1    Incorporation of Terms of Plan. The Option is subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control.

1.2    Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan or the Grant Notice. For purposes of this Agreement,

(a)    “Cause” shall mean a Participating Company having “Cause” to terminate the Participant’s employment as defined in any employment or severance agreement between the Participant and a Participating Company; provided that, in the absence of an agreement containing such a definition, a Participating Company shall have “Cause” to terminate the Participant’s employment upon: (i) the willful and continued failure by the Participant to substantially perform his or her normal duties (other than any such failure resulting from the Participant’s illness or injury), after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Administrator believes that the Participant has not substantially performed his or her duties, and the Participant has failed to remedy the situation within thirty (30) business days of receiving such notice; (ii) the Participant’s conviction for committing an act of fraud, embezzlement, theft, or other criminal act constituting a felony; or (iii) the willful engaging by the Participant in gross negligence materially and demonstrably injurious to the Participating Companies; (iv) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to harassment, discrimination and reasonable workplace conduct); or (v) any material breach by the Participant of any employment or service agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement. However, no act, or failure to act on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his or her action or omission was not in or not opposed to the best interest of the Company.

(b)    “Cessation Date” shall mean the date of Participant’s Termination of Service (regardless of the reason for such termination).

(c)    “CIC Qualifying Termination” shall mean Termination of Service of Participant by any Participating Company without Cause or by Participant for Good Reason during the twelve (12) month period immediately following a Change in Control.

(d)    “Good Reason” shall mean a Participant having “Good Reason” to terminate the Participant’s employment as defined in any employment or severance agreement between the Participant and a Participating Company; provided that, in the absence of an agreement containing such a definition, a Participant shall have “Good Reason” to terminate the Participant’s employment upon, on or after a Change in Control, (i) any material adverse change by the Participating Companies in Participant’s job title, duties, responsibility or authority; (ii) failure by the Participating Companies to pay Participant any amount of Participant’s annual base salary or bonus when due; (iii) any material diminution of Participant’s annual base salary (other than such a material diminution that is applied on a substantially comparable basis to similarly-situated employees of the Participating Companies); (iv) any material reduction in Participant’s short-term incentive compensation opportunities; (v) the termination or denial of Participant’s right to participate in material employment related benefits that are offered to similarly-situated employees of the Participating Companies; (vi) the movement of Participant’s principal location of work to a new location that is in excess of 50 miles from Participant’s principal location of work as of the date hereof without Participant’s consent; or (vii) failure by the Company to require any successor to assume and agree to perform the Company’s obligations under this any employment or severance agreement with the Participant; provided that none of the events described in this definition of Good Reason shall constitute Good Reason unless Participant notifies the Company in writing of the event that is purported to constitute Good Reason (which notice is provided not later than the 30th day following the occurrence of the event purported to constitute Good Reason) and then only if the Company fails to cure such event within 30 days after the Company’s receipt of such written notice.

(e)    “Participating Company” shall mean the Company or any of its parents or Subsidiaries.

(f)    “Retire” or “Retirement” shall mean (i) Participant’s voluntary termination of employment with the Company and its subsidiaries on or after such date upon which Participant first achieves both a combined age (minimum of age 55) plus

C-2

years of credited employment service to the Company and its subsidiaries equal to 65, or (ii) Participant’s termination of employment in accordance with applicable non-U.S. local law, if such non-U.S. law requires such termination to be treated as a retirement based on different criteria than those set forth in the preceding clause (i).

ARTICLE II.

GRANT OF OPTION

2.1    Grant of Option. In consideration of Participant’s past and/or continued employment with or service to a Participating Company and for other good and valuable consideration, effective as of the grant date set forth in the Grant Notice (the “Grant Date”), the Company has, subject to Section 6.21 of this Agreement, granted to the Participant the Option to purchase any part or all of an aggregate number of Shares set forth in the Grant Notice, upon the terms and conditions set forth in the Grant Notice, the Plan and this Agreement, subject to adjustment as provided in Section 12.2 of the Plan.

2.2    Exercise Price. The exercise price per Share of the Shares subject to the Option (the “Exercise Price”) shall be as set forth in the Grant Notice.

2.3    Consideration to the Company. In consideration of the grant of the Option by the Company, Participant agrees to render faithful and efficient services to any Participating Company.

ARTICLE III.

PERIOD OF EXERCISABILITY

3.1    Commencement of Exercisability.

(a)    Subject to Participant’s continued employment with or service to a Participating Company on the vesting date and subject to Sections 3.2, 3.3, 6.9 and 6.14 hereof, the Option shall become vested and exercisable in such amount and at such time as are set forth in the Grant Notice.

(b)    Notwithstanding the Grant Notice or the provisions of Section 3.1(a) and (c), in the event of a CIC Qualifying Termination, the Option shall become vested and exercisable in full on the date of such CIC Qualifying Termination. Further, notwithstanding the Grant Notice or the provisions of Section 3.1(a) and (c), in the event of Participant’s Retirement, the Option shall continue to become vested and exercisable, if applicable, in such amount and at such time as are set forth in the Grant Notice as if Participant had remained employed by the Company or at least one of its subsidiaries through February 3, 2024.

(c)    Subject to Section 3.1(b) and unless otherwise determined by the Administrator or as set forth in a written agreement between Participant and the Company, any portion of the Option that has not become vested and exercisable on or prior to the Cessation Date (including, without limitation, pursuant to any employment or similar agreement by and between Participant and the Company) shall be forfeited on the Cessation Date and shall not thereafter become vested or exercisable.

3.2    Duration of Exercisability. To the extent the Option becomes vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice, it shall remain vested and exercisable until it becomes unexercisable under Section 3.3 hereof. Once the Option becomes unexercisable, it shall be forfeited immediately.

3.3    Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a)    The expiration date set forth in the Grant Notice; provided that such expiration date shall not be later than the tenth (10th) anniversary of the Grant Date;

(b)    Except as the Administrator may otherwise approve, the ninetieth (90th) day following the Cessation Date by reason of Participant’s Termination of Service for any reason other than due to death, Disability or Retirement or by a Participating Company for Cause;

(c)    Except as the Administrator may otherwise approve, immediately upon the Cessation Date by reason of Participant’s Termination of Service by a Participating Company for Cause; and

(d)    The expiration of twelve (12) months from the Cessation Date by reason of Participant’s Termination of Employment due to death or Disability.

C-3

3.4    Tax Withholding. Notwithstanding any other provision of this Agreement:

(a)    The Participating Companies have the authority to deduct or withhold, or require Participant to remit to the applicable Participating Company, an amount sufficient to satisfy any applicable federal, state, local and foreign taxes (including the employee portion of any FICA obligation) required by Applicable Law to be withheld with respect to any taxable event arising pursuant to this Agreement. The Participating Companies may withhold or Participant may make such payment in one or more of the forms specified below:

(i)    by cash or check made payable to the Participating Company with respect to which the withholding obligation arises;

(ii)    by the deduction of such amount from other compensation payable to Participant;

(iii)    with respect to any withholding taxes arising in connection with the exercise of the Option, with the consent of the Administrator, by requesting that the Participating Companies withhold a net number of vested Shares otherwise issuable upon the exercise of the Option having a then current Fair Market Value not exceeding the amount necessary to satisfy the withholding obligation of the Participating Companies based on the maximum statutory withholding rates in Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income;

(iv)    with respect to any withholding taxes arising in connection with the exercise of the Option, with the consent of the Administrator, by tendering to the Company vested Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences and having a then current Fair Market Value not exceeding the amount necessary to satisfy the withholding obligation of the Participating Companies based on the maximum statutory withholding rates in Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income;

(v)    with respect to any withholding taxes arising in connection with the exercise of the Option, through the delivery of a notice that Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable to Participant pursuant to the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Participating Company with respect to which the withholding obligation arises in satisfaction of such withholding taxes; provided that payment of such proceeds is then made to the applicable Participating Company at such time as may be required by the Administrator, but in any event not later than the settlement of such sale; or

(vi)    in any combination of the foregoing.

(b)    With respect to any withholding taxes arising in connection with the Option, in the event Participant fails to provide timely payment of all sums required pursuant to Section 3.4(a), the Company shall have the right and option, but not the obligation, to treat such failure as an election by Participant to satisfy all or any portion of Participant’s required payment obligation pursuant to Section 3.4(a)(ii) or Section 3.4(a)(iii) above, or any combination of the foregoing as the Company may determine to be appropriate. The Company shall not be obligated to deliver any certificate representing Shares issuable with respect to the exercise of the Option to, or to cause any such Shares to be held in book-entry form by, Participant or his or her legal representative unless and until Participant or his or her legal representative shall have paid or otherwise satisfied in full the amount of all federal, state, local and foreign taxes applicable with respect to the taxable income of Participant resulting from the exercise of the Option or any other taxable event related to the Option.

(c)    In the event any tax withholding obligation arising in connection with the Option will be satisfied under Section 3.4(a)(iii), then the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on Participant’s behalf a whole number of Shares from those Shares then issuable upon the exercise of the Option as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the tax withholding obligation and to remit the proceeds of such sale to the Participating Company with respect to which the withholding obligation arises. Participant’s acceptance of this Option constitutes Participant’s instruction and authorization to the Company and such brokerage firm to complete the transactions described in this Section 3.4(c), including the transactions described in the previous sentence, as applicable. The Company may refuse to issue any Shares to Participant until the foregoing tax withholding obligations are satisfied, provided that no payment shall be delayed under this Section 3.4(c) if such delay will result in a violation of Section 409A.

C-4

(d)    Participant is ultimately liable and responsible for all taxes owed in connection with the Option, regardless of any action any Participating Company takes with respect to any tax withholding obligations that arise in connection with the Option. No Participating Company makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or exercise of the Option or the subsequent sale of Shares. The Participating Companies do not commit and are under no obligation to structure the Option to reduce or eliminate Participant’s tax liability.

ARTICLE IV.

EXERCISE OF OPTION

4.1    Person Eligible to Exercise. During the lifetime of Participant, only Participant may exercise the Option or any portion thereof. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3 hereof, be exercised by Participant’s personal representative or by any Person empowered to do so under the deceased Participant’s will or under the then Applicable Laws of descent and distribution.

4.2    Partial Exercise. Subject to Section 6.2, any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3 hereof.

4.3    Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company (or any third-party administrator or other Person designated by the Company), during regular business hours, of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3 hereof.

(a)    An exercise notice in a form specified by the Administrator, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator;

(b)    The receipt by the Company of full payment for the Shares with respect to which the Option or portion thereof is exercised, in such form of consideration permitted under Section 4.4 that is acceptable to the Administrator;

(c)    The payment of any applicable withholding tax in accordance with Section 3.4;

(d)    Any other written representations or documents as may be required in the Administrator’s sole discretion to effect compliance with Applicable Law; and

(e)    In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any Person or Persons other than Participant, appropriate proof of the right of such Person or Persons to exercise the Option.

Notwithstanding any of the foregoing, the Administrator shall have the right to specify all conditions of the manner of exercise, which conditions may vary by country and which may be subject to change from time to time.

4.4    Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of Participant:

(a)    Cash or check;

(b)    With the consent of the Administrator, surrender of vested Shares (including, without limitation, Shares otherwise issuable upon exercise of the Option) held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate Exercise Price of the Option or exercised portion thereof;

(c)    Through the delivery of a notice that Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Exercise Price; provided that payment of such proceeds is then made to the Company at such time as may be required by the Administrator, but in any event not later than the settlement of such sale; or

(d)    Any other form of legal consideration acceptable to the Administrator.

4.5    Conditions to Issuance of Shares. The Company shall not be required to issue or deliver any certificate or certificates for any Shares or to cause any Shares to be held in book-entry form prior to the fulfillment of all of the following conditions: (a) the admission of the Shares to listing on all stock exchanges on which such Shares are then listed, (b) the completion of any registration or other qualification of the Shares under any state or federal law or under rulings or regulations of the Securities

C-5

and Exchange Commission or other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable, (c) the obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable, (d) the receipt by the Company of full payment for such Shares, which may be in one or more of the forms of consideration permitted under Section 4.4, and (e) the receipt of full payment of any applicable withholding tax in accordance with Section 3.4 by the Participating Company with respect to which the applicable withholding obligation arises.

4.6    Rights as Stockholder. Neither Participant nor any Person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares purchasable upon the exercise of any part of the Option unless and until certificates representing such Shares (which may be in book-entry form) will have been issued and recorded on the records of the Company or its transfer agents or registrars and delivered to Participant (including through electronic delivery to a brokerage account). No adjustment will be made for a dividend or other right for which the record date is prior to the date of such issuance, recordation and delivery, except as provided in Section 12.2 of the Plan. Except as otherwise provided herein, after such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to such Shares, including, without limitation, the right to receipt of dividends and distributions on such Shares.

ARTICLE V.

RESTRICTIVE COVENANTS

5.1    Restrictive Covenants. In consideration of the benefits being provided to Participant pursuant to this Agreement, Participant agrees to be bound by the restrictive covenants contained in this Article V.

(a)    Obligation to Maintain Confidentiality. Participant agrees not to divulge to third parties, or use in a manner not authorized by the Company, any confidential or Company proprietary information gathered or learned by Participant during his or her employment with the Participating Companies or their respective affiliates. “Confidential Information” includes, but is not limited to, information in oral, written or recorded form regarding business plans, trade or business secrets, Company financial records, supplier contracts or relationships, or any other information that the Company does not regularly disclose to the public. To the extent that Participant has any doubt as to whether information constitutes Confidential Information, Participant agrees to obtain advice from the Company’s General Counsel prior to divulging or using such information. Participant understands and agrees that divulging such information to third parties, or using such information in an unauthorized manner, would cause serious competitive harm to the Company. Confidential Information shall exclude: (i) information that is generally known by or available for use by the public, (ii) information that was known by Participant prior to his or her employment with the Company (including its predecessor in interest, affiliates and Subsidiaries) and was obtained, to the best of Participant’s knowledge, without violation of any obligation of confidentiality to the Company, or (iii) information that is required to be disclosed pursuant to applicable law or a court order. If information is required to be disclosed because of a court order, Participant must notify the Company’s General Counsel immediately. Nothing in this Section 5.1(a) shall be interpreted to preclude Participant from communicating to a governmental agency about terms or conditions of employment or legal compliance issues, or from cooperating with an investigation being conducted by a governmental agency.

(b)    Ownership of Property. Participant acknowledges that all discoveries, concepts, ideas, inventions, innovations, improvements, developments, methods, processes, programs, designs, analyses, drawings, reports, patent applications, copyrightable work, and mask work (whether or not including any Confidential Information) and all registrations or applications related thereto, all other proprietary information, and all similar or related information (whether or not patentable) that relate to the Participating Companies’ or affiliates’ actual or anticipated business, research and development, or existing or future products or services, and that were or are conceived, developed, contributed to, made or reduced to practice by Participant (either solely or jointly with others) while employed by or in the service of the Participating Companies or their respective affiliates (including, without limitation, prior to the date of this Agreement) (including any of the foregoing that constitutes any proprietary information or records) (“Work Product”) belong to the Participating Companies or their respective affiliates, and Participant hereby assigns, and agrees to assign, all of the above Work Product to a Participating Company or affiliate thereof. Any copyrightable work prepared in whole or in part by Participant in the course of Participant’s work for any of the foregoing entities shall be deemed a “work made for hire” under the copyright laws, and the Participating Company or affiliate thereof shall own all rights therein. To the extent that any such copyrightable work is not a “work made for hire”, Participant hereby assigns and agrees to assign to the Participating Company or affiliate thereof all right, title, and interest, including without limitation, copyright in and to such copyrightable work. Participant shall as promptly as practicable

C-6

under the circumstances disclose such Work Product and copyrightable work to the Company and perform all actions reasonably requested by the Company (whether during or after Participant’s employment with or service to the Participating Companies and their respective affiliates) to establish and confirm the Participating Company’s or such affiliate’s ownership (including, without limitation, assignments, consents, powers of attorney, and other instruments). Participant is hereby provided notice of immunity under the federal Defend Trade Secrets Act of 2016, which states: (i) an individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (A) is made (1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney and (2) solely for the purpose of reporting or investigating a suspected violation of law, or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal; and (ii) an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual (A) files any document containing the trade secret under seal and (B) does not disclose the trade secret, except pursuant to court order.

(c)    Third Party Information. Participant understands that the Participating Companies and their respective affiliates will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on the Participating Companies or their respective affiliates part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the period of Participant’s employment with or service to the Company or its Subsidiaries or affiliates and thereafter, and without in any way limiting the provisions of Section 5.1(a) above, Participant will hold Third Party Information in the strictest confidence and will not disclose to any one (other than personnel and consultants of the Participating Companies and their respective affiliates who need to know such information in connection with their work for the Participating Companies and their respective affiliates) or use, except in connection with Participant’s work for the Participating Companies or their respective affiliates, Third Party Information unless expressly authorized by the Company in writing or unless and to the extent that the Third Party Information (i) becomes generally known to and available for use by the public other than as a result of Participant’s acts or omissions to act, (ii) was known to Participant prior to Participant’s employment with or service to the Participating Companies or their respective affiliates and was obtained, to the best of Participant’s knowledge, without violation of any obligation of confidentiality to the Company, or (iii) is required to be disclosed pursuant to any applicable law or court order.

(d)    Noncompetition and Nonsolicitation. Participant acknowledges that, in the course of Participant’s employment, Participant will become familiar with the Participating Companies’ and their respective affiliates’ trade secrets and with other confidential information concerning the Participating Companies and their respective affiliates and that Participant’s services will be of special, unique and extraordinary value to the Participating Companies and their respective affiliates.

(i)    Noncompetition. Participant agrees that while employed by any Participating Company or its affiliates, and continuing until (A) the eighteen (18) month anniversary of the date of any termination of Participant’s employment or service (other than as a result of Participant’s CIC Qualifying Termination), or (B) twenty-four (24) months from the date of termination of Participant’s employment or service as a result of Participant’s CIC Qualifying Termination (the “Noncompete Period”), Participant shall not, anywhere in the world where the Company or its Subsidiaries or affiliates conduct or actively propose to conduct business during Participant’s employment, directly or indirectly own, manage, control, participate in, consult with, be employed by or in any manner engage in (collectively, the “Restricted Activities”) any business that is engaged in, or plans to be engaged in, the sale at retail or direct marketing (including online) to consumers of fabric, sewing or craft components (a “Competitive Business”), provided that the Restricted Activities shall only be applicable to similar line(s) of business or similar functions conducted by the Competitive Business for which the Participant had knowledge, involvement, and/or responsibility while at the Company. Further, during the Noncompete Period, Participant shall not conduct any of the Restricted Activities in similar line(s) of business or similar functions for which the Participant had knowledge, involvement, and/or responsibility while at the Company for any business that had sales to the Company and its Subsidiaries and affiliates during the immediately preceding fiscal year (a “Vendor Business”). Notwithstanding the foregoing, Participant may own up to 2% of any class of an issuer’s publicly traded securities regardless of whether such entity is a Competitive Business. Nothing in this Section 5.1(d) confers upon Participant any right to receive severance or obligates the Company to pay any severance to Participant in connection with his or her termination of employment for any reason.

(ii)    Nonsolicitation. Participant agrees that during the Noncompete Period, Participant shall not directly or indirectly through another entity (A) induce or attempt to induce any employee of the Participating Companies or their respective affiliates to leave the employ of the Participating Companies or their respective affiliates, or in any way interfere with the relationship between the Participating Companies or their respective affiliates and any employee thereof, (B) hire any person who was an employee of the Participating Companies or their respective

C-7

affiliates within 180 days prior to the time such employee was hired by Participant, (C) induce or attempt to induce any customer, supplier, licensee or other business relation of the Participating Companies or their respective affiliates to cease doing business with the Participating Companies or their respective affiliates or in any way interfere with the relationship between any such customer, licensee or business relation and the Participating Companies or their respective affiliates, or (D) directly or indirectly acquire or attempt to acquire an interest in any business relating to the business of the Company or its Subsidiaries or affiliates and with which any of the Participating Companies or their respective affiliates have entered into substantive negotiations or has requested and received confidential information relating to the acquisition of such business by the Participating Companies or their respective affiliates in the two-year period immediately preceding Participant’s termination of employment with any Participating Company.

(e)    Non-disparagement. Participant agrees that at no time during his or her employment by any Participating Company or thereafter shall he or she make, or cause or assist any other person to make, any statement or other communication to any third party which impugns or attacks, or is otherwise critical of, in any material respect, the reputation, business or character of the Participating Companies or their respective affiliates or any of their respective directors, officers or employees; provided that Participant shall not be required to make any untruthful statement or to violate any law.

5.2    Enforcement. If, at the time of enforcement of Article V of this Agreement, a court holds that the restrictions stated therein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law. Participant agrees that because his or her services are unique and Participant has access to confidential information, money damages would be an inadequate remedy for any breach of this Article V and its subsections. Participant agrees that the Participating Companies and their respective affiliates, in the event of a breach or threatened breach of this Article V or any of its subsections, may seek injunctive or other equitable relief in addition to any other remedy available to them in a court of competent jurisdiction without posting bond or other security.

5.3    Acknowledgments. Participant acknowledges that the provisions of this Article V and its subsections are (a) in addition to, and not in limitation of, any obligation of Participant under the terms of any other agreement with the Participating Companies or their respective affiliates (including, without limitation, the restrictive covenants in any employment or severance agreement between the Participant and any Participating Company, which Participant acknowledges remain in full force and effect in accordance with their terms), and (b) in consideration of (i) employment with the Participating Companies, and (ii) additional good and valuable consideration as set forth in this Agreement. In addition, Participant agrees and acknowledges that the restrictions contained in this Article V and its subsections do not preclude Participant from earning a livelihood, nor do they unreasonably impose limitations on Participant’s ability to earn a living. Participant agrees and acknowledges that the potential harm to the Participating Companies or their respective affiliates of the non-enforcement of this Article V and its subsections outweighs any potential harm to Participant of its enforcement by injunction or otherwise. Participant acknowledges that he or she has carefully read this Agreement and has given careful consideration to the restraints imposed upon Participant by this Agreement, and is in full accord as to their necessity for the reasonable and proper protection of confidential and proprietary information of the Participating Companies and their respective affiliates now existing or to be developed in the future. Participant expressly acknowledges and agrees that each and every restraint imposed by this Agreement is reasonable with respect to subject matter, time period and geographical area.

ARTICLE VI.

OTHER PROVISIONS

6.1    Administration. The Administrator shall have the power to interpret the Plan, the Grant Notice and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan, the Grant Notice and this Agreement as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator will be final and binding upon Participant, the Company and all other interested Persons. To the extent allowable pursuant to Applicable Law, no member of the Committee or the Board will be personally liable for any action, determination or interpretation made with respect to the Plan, the Grant Notice or this Agreement.

6.2    Whole Shares. The Option may only be exercised for whole Shares.

6.3    Option Not Transferable. Subject to Section 4.1 hereof, the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the Shares underlying the Option have been issued, and all restrictions applicable to such Shares have lapsed. Neither the Option nor any interest or

C-8

right therein or part thereof shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence. Notwithstanding the foregoing, with the consent of the Administrator, if the Option is a Non-Qualified Stock Option, it may be transferred to Permitted Transferees pursuant to any conditions and procedures the Administrator may require.

6.4      Adjustments. The Administrator may accelerate the vesting of all or a portion of the Option in such circumstances as it, in its sole discretion, may determine. Participant acknowledges that the Option is subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan, including Section 12.2 of the Plan.

6.5      Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to Participant shall be addressed to Participant at Participant’s last address reflected on the Company’s records. By a notice given pursuant to this Section 6.5, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

6.6      Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

6.7      Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

6.8      Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws, including, without limitation, the provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to Applicable Law. To the extent permitted by Applicable Law, the Plan, the Grant Notice and this Agreement shall be deemed amended to the extent necessary to conform to Applicable Law.

6.9      Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board, provided that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the Option in any material way without the prior written consent of Participant.

6.10    Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in Section 6.3 and the Plan, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

6.11    Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Option, the Grant Notice and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

6.12    Not a Contract of Employment. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue to serve as an employee or other service provider of any Participating Company or shall interfere with or restrict in any way the rights of any Participating Company, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent (a) expressly provided otherwise in a written agreement between a Participating Company and Participant or (b) where such provisions are not consistent with applicable foreign or local laws, in which case such applicable foreign or local laws shall control.

C-9

6.13    Entire Agreement. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

6.14    Section 409A. This Option is not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A. However, notwithstanding any other provision of the Plan, the Grant Notice or this Agreement, if at any time the Administrator determines that this Option (or any portion thereof) may be subject to Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other Person for failure to do so) to adopt such amendments to the Plan, the Grant Notice or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate for this Option either to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.

6.15    Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

6.16    Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant shall have only the right to receive Shares as a general unsecured creditor with respect to the Option, as and when exercised pursuant to the terms hereof.

6.17    Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which shall be deemed an original and all of which together shall constitute one instrument.

6.18    Broker-Assisted Sales. In the event of any broker-assisted sale of Shares in connection with the payment of withholding taxes as provided in Section 3.4(a)(v) or Section 3.4(c) or the payment of the Exercise Price as provided in Section 4.4(c): (a) any Shares to be sold through a broker-assisted sale will be sold on the day the tax withholding obligation or exercise of the Option, as applicable, occurs or arises, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other participants in the Plan in which all participants receive an average price; (c) Participant will be responsible for all broker’s fees and other costs of sale, and Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the proceeds of such sale exceed the applicable tax withholding obligation or Exercise Price, the Company agrees to pay such excess in cash to Participant as soon as reasonably practicable; (e) Participant acknowledges that the Company or its designee is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the applicable tax withholding obligation or Exercise Price; and (f) in the event the proceeds of such sale are insufficient to satisfy the applicable tax withholding obligation, Participant agrees to pay immediately upon demand to the Participating Company with respect to which the withholding obligation arises an amount in cash sufficient to satisfy any remaining portion of the applicable Participating Company’s withholding obligation.

6.19    Incentive Stock Options. Participant acknowledges that to the extent the aggregate Fair Market Value of Shares (determined as of the time the option with respect to the Shares is granted) with respect to which Incentive Stock Options, including this Option (if applicable), are exercisable for the first time by Participant during any calendar year exceeds $100,000 or if for any other reason such Incentive Stock Options do not qualify or cease to qualify for treatment as “incentive stock options” under Section 422 of the Code, such Incentive Stock Options shall be treated as Non-Qualified Stock Options. Participant further acknowledges that the rule set forth in the preceding sentence shall be applied by taking the Option and other stock options into account in the order in which they were granted, as determined under Section 422(d) of the Code and the Treasury Regulations thereunder. Participant also acknowledges that an Incentive Stock Option exercised more than three (3) months after Participant’s Termination of Service, other than by reason of death or disability, will be taxed as a Non-Qualified Stock Option.

6.20    Notification of Disposition. If this Option is designated as an Incentive Stock Option, Participant shall give prompt written notice to the Company of any disposition or other transfer of any Shares acquired under this Agreement if such disposition or transfer is made (a) within two (2) years from the Grant Date or (b) within one (1) year after the transfer of such Shares to Participant. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Participant in such disposition or other transfer.

C-10

6.21    Contingent Option Provisions. Notwithstanding anything in this Agreement or in the Grant Notice to the contrary: (a) Participant’s retention of the Option is explicitly contingent on approval by the Company’s stockholders at the Company’s 2023 annual meeting of stockholders (or Company stockholder approval otherwise satisfying Section 12.1(b) of the Plan) of both (i) the February 27, 2023 amendment and restatement of the JOANN Inc. 2021 Equity Incentive Plan, and (ii) the April 17, 2023 grant of the Option (together, the “Stockholder Approval”); (b) if Stockholder Approval is not so received, then the grant of the Option will be rescinded, terminate and expire, retroactive as of the Grant Date, as if the grant had never been made; and (c) in no event prior to the receipt of Stockholder Approval will any portion of the Option vest, become exercisable or be exercised.

* * * * *

C-11

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
P.O. BOX 8016, CARY, NC 27512-9903	INTERNET Go To: www.proxypush.com/JOAN ● Cast your vote online ● Have your Proxy Card ready ● Follow the simple instructions to record your vote
PHONE Call 1-866-398-1288 ● Use any touch-tone telephone ● Have your Proxy Card ready ● Follow the simple recorded instructions
MAIL ● Mark, sign and date your Proxy Card ● Fold and return your Proxy Card in the postage-paid envelope provided

PRELIMINARY COPY – SUBJECT TO COMPLETION

In accordance with Rule 14a-6(d) under Regulation 14A of the Securities Exchange Act of 1934, as amended, please be advised that JOANN Inc. intends to release definitive copies of this Proxy Statement to shareholders beginning on or about May 15, 2023.

You must register to attend the meeting online and/or participate at www.proxydocs.com/JOAN

JOANN Inc.

Annual Meeting of Stockholders

For Stockholders of record on May 1, 2023

TIME:	Tuesday, June 27, 2023 1:00 PM, Eastern Time
PLACE:	Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/JOAN for more details

This proxy is being solicited on behalf of the Board of Directors of JOANN Inc.

The undersigned hereby appoints Wade Miquelon and Ann Aber (the “Named Proxies”), and each or either of them, as the true and lawful attorneys-in-fact of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of JOANN Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys-in-fact to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (ON THE REVERSE SIDE) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

JOANN Inc.

Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS (“BOARD”) OF JOANN INC. RECOMMENDS A VOTE:

FOR PROPOSALS 1, 2, 3, 4, 5 AND 6

	PROPOSAL		YOUR VOTE		BOARD OF DIRECTORS RECOMMENDS

1.	Election of two Class II director nominees to JOANN’s Board
		FOR	WITHHOLD
	1.01 Lily Chang	☐	☐		FOR

	1.02 Marybeth Hays	☐	☐		FOR

		FOR	AGAINST	ABSTAIN
2.	Ratification of the appointment of Ernst & Young LLP as JOANN’s independent registered public accounting firm for the fiscal year ending February 3, 2024	☐	☐	☐	FOR

3.	Approval, on an advisory basis, of the compensation of JOANN’s Named Executive Officers	☐	☐	☐	FOR

4.	Approval of the amendment and restatement of the JOANN Inc. 2021 Equity Incentive Plan	☐	☐	☐	FOR

5.	Approval of February 2023 contingent stock option grants under the amended and restated JOANN Inc. 2021 Equity Incentive Plan	☐	☐	☐	FOR

6.	Approval of April 2023 contingent stock option grants under the amended and restated JOANN Inc. 2021 Equity Incentive Plan	☐	☐	☐	FOR

7.	Transaction of any other business as may property come before the Annual Meeting or any postponement or adjournment of the Annual Meeting

You must register to attend the meeting online and/or participate at www.proxydocs.com/JOAN

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc. should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date